As filed with the Securities and Exchange Commission on July 24, 2014

File No. 333-196254

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (800) 257-8787

Kevin J. McCarthy

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)(2)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(3)
Common Shares, $0.01 Par Value Per Share	27,300,642 Shares	$16.78	$458,104,779.75	$59,003.90

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Net asset value per share of common shares of Dow 30SM Premium & Dividend Income Fund Inc. on July 22, 2014.
(3)	Transmitted prior to filing. A registration fee of $2.39 was paid in connection with the initial filing.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC. (DPO) AND DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC. (DPD)

[•], 2014

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.

You are receiving the Joint Proxy Statement/Prospectus in connection with the annual shareholder meetings of Dow 30SM Enhanced Premium & Income Fund Inc. (“Enhanced Premium & Income”) and Dow 30SM Premium & Dividend Income Fund Inc. (“Premium & Dividend Income” and together with Enhanced Premium & Income, the “Target Funds” and each, a “Target Fund”). The following proposals will be considered:

•	the election of members of each Target Fund’s Board of Directors (the “Board”) (the list of specific nominees is contained in the enclosed Joint Proxy Statement/Prospectus);

•	the reorganization of each Target Fund into a newly formed Massachusetts business trust;

•	the approval of a new investment management agreement; and

•	the approval of a new sub-advisory agreement.

Proposal Regarding the Reorganizations (Each Target Fund)

Q.	Why has each Target Fund’s Board recommended the reorganization of the Fund?

A.

The Board of each Target Fund and certain other Nuveen funds have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining Nuveen’s equity option product line. The proposals included the reorganization of each Target Fund into Nuveen Dow 30SM Dynamic Overwrite Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” and each, a “Fund”), a newly formed Massachusetts business trust (each, a “Reorganization” and collectively, the “Reorganizations”). Nuveen recommended the proposed product restructuring in order to simplify and more clearly delineate the investment strategies of its equity option strategy funds. The Boards considered information provided by Nuveen on the potential benefits of the proposals which included: (i) reduced fees and expenses as a result of economies of scale from a larger combined fund; (ii) better liquidity and reduced trading costs from the greater share volume of the combined fund; and (iii) stronger demand from a simplified, differentiated product set, which may lead to narrower discounts over time. Accordingly, each Board has determined that its respective Reorganization would be in the best interests of its Fund.

Q.	How will the proposed restructuring affect the investment strategies of the Target Funds?

A.	Each Target Fund invests, and the Acquiring Fund will invest, in an equity portfolio that seeks to replicate the price movements of the Dow Jones Industrial Average (the “DJIA”). Each Target Fund uses, and the Acquiring Fund will use, a dynamic options strategy to enhance risk-adjusted total return, reduce volatility and provide downside protection. Under a “dynamic” options strategy, call options are sold on a varying percentage of the underlying stock portfolio. The Acquiring Fund targets an overwrite level of approximately 55% over time, which may vary between 35% and 75% based on market conditions, whereas each Target Fund targets an overwrite level of approximately 45% over time, which may vary between 20% and 60% based on market conditions. The overwrite percentage is the value of the stocks that are linked to the call options written relative to the value of the total equity portfolio.

The Acquiring Fund and Premium & Dividend Income do not employ leverage, while Enhanced Premium & Income does employ leverage in the form of a total return swap. Enhanced Premium & Income expects that the total return swap currently employed for leverage will mature on or about the expected closing date of the Reorganizations. If shareholders approve the Reorganizations, Enhanced Premium & Income does not expect to enter into a new total return swap in the event the total return swap then in effect matures prior to the expected closing date, and therefore the Fund would no longer employ leverage for the period between maturity of the swap and closing.

Q.	Will the proposed restructuring change the investment objectives of the Funds?

A.	Yes. As part of a broader product rationalization, all of the Nuveen equity option funds that will continue to operate following the restructuring are adopting standardized investment objectives. The investment objective of the Acquiring Fund is to seek attractive total return with less volatility than the DJIA. The Target Funds also seek income but do not emphasize volatility as part of the objective. The differences in the investment objectives are not expected to change how the Target Funds have been managed on a daily basis.

Q.	Will shareholders of the Target Funds receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of each Reorganization, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The number of Acquiring Fund shares received by each Target Fund will be determined by the ratio of the Target Fund’s net asset value as of the close of trading on the business day immediately prior to the closing of the Reorganizations over the Acquiring Fund’s initial net asset value. The aggregate net asset value of the Acquiring Fund common shares received by each Target Fund’s shareholders (including, for this purpose, fractional Acquiring Fund common shares to which shareholders would be entitled) as of the close of trading on the business day immediately prior to the closing of the Reorganizations will be equal to the aggregate net asset value of the common shares of such Target Fund held as of such time. Fractional shares will be aggregated and sold on the open market and shareholders will receive cash in lieu of such fractional shares.

Following the Reorganizations, common shareholders of the Target Funds will hold a smaller percentage of the outstanding common shares of the Acquiring Fund as compared to their percentage holdings of their respective Target Fund prior to the Reorganizations (i.e. a smaller percentage ownership of a larger fund).

Q.	Do the Reorganizations constitute a taxable event for federal income tax purposes for the Target Funds’ shareholders?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganizations, except to the extent you receive cash in lieu of fractional Acquiring Fund common shares (as described above). The Target Funds employ a managed distribution policy pursuant to which a Fund’s regular distributions may be comprised of net income from portfolio investments, as well as net realized capital gains from the portfolio and, if necessary, a return of capital (representing, in some cases, net unrealized capital gains). Consequently, each Target Fund expects to have declared all of its net investment income and net capital gains, if any, as of the closing of the Reorganizations if approved by shareholders. In addition, to the extent that portfolio securities of a Target Fund are sold prior to a Reorganization, such Target Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by such Target Fund. However, since each Target Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to be less than 5% of the assets of each Target Fund).

Q.	What will happen if the required shareholder approvals in connection with the Reorganizations are not obtained?

A.	The closing of each Reorganization is contingent upon the closing of both Reorganizations. Because the closing of the Reorganizations is contingent upon both Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions, if the other Target Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Fund as a stand-alone fund.

Q.	Will shareholders of the Target Funds have to pay any fees or expenses in connection with the Reorganizations?

A.	Yes. Common shareholders will indirectly bear the costs of the Reorganizations. The total costs of the Reorganizations are estimated to be $550,000 and will be reflected in each Target Fund’s net asset value prior to the closing of the Reorganizations. Whether or not the Reorganizations are consummated, the estimated allocation of the costs between the Target Funds is as follows: $350,000 for Enhanced Premium & Income and $200,000 for Premium & Dividend Income (0.10% and 0.11%, respectively, of each Fund’s average net assets applicable to common shares for the twelve months ended December 31, 2013). The Reorganizations are expected to result in ongoing fee and expense savings for shareholders of each Target Fund (as shareholders of the Acquiring Fund following the Reorganizations) and the potential for increased distributions over time for the common shareholders of each Target Fund in their capacity as common shareholders of the Acquiring Fund following the Reorganizations. The allocation of the costs of the Reorganizations is based on the relative expected benefits to each Target Fund during the first year following the Reorganizations.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions which could be applicable as a result of the Reorganizations. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Target Funds or the Target Funds’ investment adviser. The imposition of such fees are based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	What is the timetable for the Reorganizations?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about September 29, 2014 or as soon as practicable thereafter.

Proposals Regarding the TIAA-CREF Transaction (as defined below)

Q.	How will I as a shareholder be affected by the TIAA-CREF Transaction (as defined below)?

A.	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as your Target Fund’s investment adviser, and Nuveen Fund Advisors has retained Nuveen Asset Management, LLC (“Nuveen Asset Management”), a wholly-owned subsidiary of Nuveen Fund Advisors, as sub-adviser to manage the assets of your Fund. Nuveen Investments, Inc. (“Nuveen Investments”), the parent company of Nuveen Fund Advisors, recently announced its intention to be acquired by TIAA-CREF (the “TIAA-CREF Transaction”). In the event the TIAA-CREF Transaction takes place, securities laws require your Target Fund’s shareholders to approve (1) a new investment management agreement between Nuveen Fund Advisors and the Fund to permit Nuveen Fund Advisors to continue to serve as investment adviser to your Fund and (2) a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management to permit Nuveen Asset Management to continue to manage your Fund.

Shareholders of each Target Fund are being asked to consider new investment advisory and sub-advisory agreements in the event the Reorganizations are not approved or the TIAA-CREF Transaction closes before the Reorganizations. Your investment will not change as a result of Nuveen Investments’ change of ownership. You will still own the same Target Fund shares before and after the TIAA-CREF Transaction. If the TIAA-CREF Transaction takes place before the closing of the Reorganizations, Nuveen Fund Advisors and Nuveen Asset Management will continue to manage your Target Fund according to the same objectives and policies as before, and do not anticipate any significant changes to your Fund’s operations.

If the closing of the Reorganizations takes place before the closing of the TIAA-CREF Transaction, Target Fund shareholders (as shareholders of the Acquiring Fund) will own the same Acquiring Fund shares before and after the TIAA-CREF Transaction. Nuveen Fund Advisors and Nuveen Asset Management will continue to manage the Acquiring Fund according to the same objectives and policies described in the Joint Proxy Statement/Prospectus, and do not anticipate any significant changes to the Acquiring Fund’s operations as a result of the TIAA-CREF Transaction.

TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Q.	Will there be any important differences between the current investment management and sub-advisory agreements of the Target Funds and the new agreements being considered in connection with the TIAA-CREF Transaction?

A.	No. The terms of the new agreements for each Target Fund in connection with the TIAA-CREF Transaction will be substantially identical to the agreements in effect immediately prior to the closing date of the TIAA-CREF Transaction. There will be no change in the contractual management fees you pay.

Q.	What will happen if shareholders of my Target Fund do not approve the new investment management agreement or sub-advisory agreement before consummation of the TIAA-CREF Transaction?

A.	If the Reorganizations have not been consummated, Nuveen Fund Advisors and Nuveen Asset Management will continue to manage your Target Fund under an interim investment management agreement and an interim sub-advisory agreement, but must place their compensation for their services during this interim period in escrow, pending shareholder approval. Your Target Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations. The closing of the Reorganizations is not contingent on Target Fund shareholder approval of the new agreements in connection with the TIAA-CREF Transaction. If shareholders approve the Reorganizations and other closing conditions are satisfied or waived, the Reorganizations will take effect.

General

Q.	How does each Fund’s Board recommend that I vote on the proposals?

A.	After careful consideration, each Target Fund’s Board has determined that the proposals are in the best interests of its Fund and recommends that you vote FOR your Fund’s proposals.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (866) 209-5784 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[•], 2014

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC. (DPO)

AND

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC. (DPD)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 19, 2014

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Dow 30SM Enhanced Premium & Income Fund Inc. (“Enhanced Premium & Income”) and Dow 30SM Premium & Dividend Income Fund Inc. (“Premium & Dividend Income” and together with Enhanced Premium & Income, the “Target Funds” and each, a “Target Fund”) will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, September 19, 2014, at 2:00 p.m., Central time, for the following purposes:

1.	Election of Board Members. The shareholders of each Target Fund, to elect twelve (12) Board members.

2.

Agreement and Plan of Reorganization.    The shareholders of each Target Fund, for an Agreement and Plan of Reorganization pursuant to which the Target Fund would: (i) transfer substantially all of its assets to Nuveen Dow 30SM Dynamic Overwrite Fund, a newly formed Massachusetts business trust (the “Acquiring Fund”), in exchange solely for newly issued common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

3.	Approval of New Investment Management and Sub-Advisory Agreements.

(a)	The shareholders of each Target Fund, to approve a new investment management agreement between each Fund and Nuveen Fund Advisors, LLC.

(b)	The shareholders of each Target Fund, to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, with respect to each Fund.

4.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record as of the close of business on July 24, 2014 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Target Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of a Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Kevin J. McCarthy Vice President and Secretary The Nuveen Funds

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 24, 2014

NUVEEN FUNDS 333 WEST WACKER DRIVE CHICAGO, ILLINOIS 60606 (800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC. (DPO) DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC. (DPD) AND NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[•], 2014

This Joint Proxy Statement/Prospectus is being furnished to the common shareholders of Dow 30SM Enhanced Premium & Income Fund Inc. (“Enhanced Premium & Income”) and Dow 30SM Premium & Dividend Income Fund Inc. (“Premium & Dividend Income” and together with Enhanced Premium & Income, the “Target Funds” and each, a “Target Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Target Fund’s Board of Directors (each, a “Board” or the “Board” and each Director, a “Board Member”), for use at the Annual Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, September 19, 2014, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”), to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each of Enhanced Premium & Income and Premium & Dividend Income is organized as a Maryland corporation. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Target Funds on or about [•], 2014. Shareholders of record of the Target Funds as of the close of business on July 24, 2014 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in Nuveen Dow 30SM Dynamic Overwrite Fund, a newly formed Massachusetts business trust (the “Acquiring Fund”). Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Target Fund who execute proxies or provide voting instructions by telephone or by

Internet may revoke them at any time before a vote is taken on the proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Target Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meetings is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by shareholders.

The following table indicates the proposals of each Target Fund for which the votes of common shareholders of each Fund are being solicited pursuant to this Joint Proxy Statement/Prospectus.

Shareholders of Enhanced Premium & Income,

1	to elect twelve (12) Board Members.

2	to approve the Agreement and Plan of Reorganization.

3(a)	to approve a new investment management agreement between Nuveen Fund Advisors, LLC and the Fund.

3(b)	to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC.

For Shareholders of Premium & Dividend Income,

1	to elect twelve (12) Board Members.

2	to approve the Agreement and Plan of Reorganization.

3(a)	to approve a new investment management agreement between Nuveen Fund Advisors, LLC and the Fund.

3(b)	to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. The Target Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal No. 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal No. 1.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record at the close of business on July 24, 2014 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of July 24, 2014, the shares of the Target Funds issued and outstanding are as follows:

Target Fund (Ticker Symbol)	Common Shares(1)
Enhanced Premium & Income (DPO)	[	•]
Premium & Dividend Income (DPD)	[	•]

(1)	The common shares of Enhanced Premium & Income and Premium & Dividend Income are listed on the NYSE. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE. Reports, proxy statements and other information concerning the Target Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

The proposed reorganizations seek to combine two funds that have similar investment objectives, policies, strategies and risks into a newly formed Massachusetts business trust so as to achieve certain economies of scale and other operational efficiencies. The Agreement and Plan of Reorganization by and among Enhanced Premium & Income, Premium & Dividend Income and the Acquiring Fund provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of such Target Fund; and (ii) the pro rata distribution of the newly issued Acquiring Fund common shares received by each Target Fund to its common shareholders as part of the liquidation, dissolution and termination of such Target Fund in accordance with applicable law (each, a “Reorganization” and collectively, the “Reorganizations”). The aggregate net asset value as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) of the Acquiring Fund common shares received by each Target Fund in connection with the Reorganizations will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Target Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to any Target Fund’s common shareholders in connection with the Reorganizations and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value.

The Acquiring Fund will operate after the Reorganizations as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The Reorganizations are required to be approved by the affirmative vote of the holders of a majority of each Target Fund’s outstanding common shares, voting separately.

In order for the Reorganizations to occur, each Target Fund must obtain the requisite shareholder approval as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganizations is contingent upon both Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions, if the other Target Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Fund as a stand-alone fund.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Funds should know before voting on the proposals and constitutes an offering of common shares of the Acquiring Fund only. Shareholders should read it carefully and retain it for future reference.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganization, dated [•], 2014 (the “Reorganization SAI”);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for Enhanced Premium & Income and the financial highlights for Enhanced Premium & Income contained in Enhanced Premium & Income’s Annual Report for the fiscal year ended December 31, 2013; and

(iii)	the audited financial statements and related independent registered public accounting firm’s report for Premium & Dividend Income and the financial highlights for Premium & Dividend Income contained in Premium & Dividend Income’s Annual Report for the fiscal year ended December 31, 2013.

No other parts of the Target Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “Dow 30SM Equity Option Fund Reorganization SAI.” In addition, each Target Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Reorganizations. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

v

JOINT PROXY STATEMENT/PROSPECTUS

[•], 2014

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC. (DPO)

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC. (DPD)

AND

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS

(SHAREHOLDERS OF EACH TARGET FUND)

At the Annual Meeting for each Target Fund, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. For each Target Fund, twelve (12) Board Members are to be elected by shareholders. Board Members Adams, Bremner, Evans, Hunter, Kundert, Nelson, Schneider, Schreier, Stockdale, Stone, Stringer and Toth are nominees for election.

Each Board Member was last elected to each Target Fund’s Board at each Fund’s annual meeting of shareholders held on April 3, 2013 except for Board Members Adams, Nelson and Schreier, who were appointed to each Fund’s Board effective September 1, 2013.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Target Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Target Fund’s present Board.

Following the Reorganizations, the individuals who serve as Board Members and officers of the Target Funds will serve as Board Members and officers of the Acquiring Fund.

Other than Messrs. Adams and Schreier, all Board Member nominees are not “interested persons,” as defined in the 1940 Act, of the Target Funds or the Adviser and have never been an employee or director of Nuveen Investments, the Adviser’s parent company.

The Board of each Target Fund unanimously recommends that shareholders of the Fund vote FOR the election of the nominees named herein.

Board Members and Nominees

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Independent Board Members

William J. Schneider(2) 333 West Wacker Drive Chicago, IL 60606 (1944)	Chairman of the Board; Board Member	Term: Annual Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	201	None

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (1940)	Board Member	Term: Annual Length of Service: Since 1996; Chairman of the Board (2008-July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	201	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: Annual Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	201	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: Annual Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	201	Director (since 2004) of Xerox Corporation

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (1942)	Board Member	Term: Annual Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	201	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: Annual Length of Service: Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	201	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: Annual Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	201	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606(1947)	Board Member	Term: Annual Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	201	Director, CBOE Holdings, Inc. (since 2010)

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606(1944)	Board Member	Term: Annual Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	201	Previously, Independent Director (1987- 2010) and Chair (1997- 2010), First American Fund Complex

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) 333 West Wacker Drive Chicago, IL 60606 (1959)	Board Member	Term: Annual Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	201	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Interested Board Members

William Adams IV(4) 333 West Wacker Drive Chicago, IL 60606 (1955)	Board Member	Term: Annual Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President, U.S. Structured Products (1999-2000) of Nuveen Investments, Inc.; Co- President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	125	None

Thomas S. Schreier, Jr.(4) 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: Annual Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	125	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, in an amount equal to at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The dollar range of equity securities beneficially owned by each Board Member in each Target Fund and all Nuveen funds overseen by the Board Member as of December 31, 2013 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2013 is set forth in Appendix A. As of December 31, 2013, each Board Member’s and executive officer’s individual beneficial shareholdings of each Target Fund constituted less than 1% of the outstanding shares of each Fund. As of December 31, 2013, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Target Fund. No Board Member who is not an interested person of the Funds or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Nuveen Investments, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC or Nuveen Investments.

Compensation

Prior to January 1, 2014, each Independent Board Member received a $140,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at

Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committees; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2014, Independent Board Members receive a $150,000 annual retainer plus: (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the

Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year and the aggregate compensation paid by all Nuveen funds to each Board Member for the calendar year ended December 31, 2013.

Aggregate Compensation from the Funds(1)

Fund Name	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson*	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Enhanced Premium & Income	$1,025	$852	$753	$979	$61	$1,035	$858	$860	$803	$944
Premium & Dividend Income	543	443	403	460	32	508	446	457	429	492

Total Compensation from Nuveen Funds Paid to Board Members/Nominees	$334,516	$287,880	$251,250	$311,158	$17,667	$337,104	$283,062	$283,276	$256,750	$305,513

*	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.
(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson*	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Enhanced Premium & Income	$163	$200	$0	$979	$0	$1,035	$156	$336	$0	$201
Premium & Dividend Income	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

*	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full

Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee.    The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Dividend Committee.    The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Audit Committee.    The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE, NYSE MKT or the NASDAQ Stock Market (“NASDAQ”), as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE, NYSE MKT or NASDAQ, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix C. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Compliance, Risk Management and Regulatory Oversight Committee.    The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Closed-End Funds Committee.    The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Number of Board Meetings.    The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix B.

Board Member Attendance.    During each Fund’s last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV.    Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (“MBA”) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner.    Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans.    President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter.    Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (“FOMC”). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert.    Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson.    Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City and was former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider.    Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.    Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale.    Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone.    Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer.    Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth.    Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	201

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	93

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	201

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	201

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	201

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	201

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	201

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	201

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	201

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	201

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

Independent Registered Public Accounting Firm

The Board of each Target Fund has appointed PricewaterhouseCoopers LLP as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year.

A representative of PricewaterhouseCoopers LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. PricewaterhouseCoopers LLP has informed each Target Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit Committee Report

The Audit Committee of the Board of each Target Fund is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Target Fund, (2) the quality and integrity of the Target Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Target Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Target Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace each Target Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the NYSE, NYSE MKT, NASDAQ, Section 10A of the Exchange Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and each Target Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Target Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Target Fund’s independent registered public accounting firm provided to the Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Target Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in each Target Fund’s Annual Report.

The current members of the Committee are:

Jack B. Evans

Robert P. Bremner

David J. Kundert

Carole E. Stone

Terence J. Toth

Audit and Related Fees

The following tables provide the aggregate fees billed during each Target Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Target Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Funds		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Enhanced Premium & Income	$28,214	$29,743	$0	$0	$0	$0	$1,960	$3,250	$0	$0	$0	$0	$0	$0
Premium & Dividend Income	$27,542	$29,080	$0	$0	$0	$0	$1,960	$3,250	$0	$0	$0	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements for leveraged funds.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Enhanced Premium & Income	$1,960	$3,250	$0	$0	$0	$0	$1,960	$3,250
Premium & Dividend Income	$1,960	$3,250	$0	$0	$0	$0	$1,960	$3,250

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Target Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Target Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Target Fund). None of the services rendered by the independent registered public accounting firm to each Target Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation  S-X.

Shareholder Approval

For each Target Fund, the affirmative vote of a majority of the common shares outstanding and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal for each Target Fund, abstentions and broker non-votes will have no effect on the election of Board Members. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The Board of each Target Fund recommends that shareholders of the Fund vote FOR the election of the nominees named herein.

PROPOSAL NO. 2—REORGANIZATIONS OF THE TARGET FUNDS INTO THE ACQUIRING FUND (SHAREHOLDERS OF EACH TARGET FUND)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganizations and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus.

Background and Reasons for the Reorganizations

The boards of directors/trustees of Nuveen’s equity option closed-end funds, including the Board of each of the Target Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining Nuveen’s equity option product line. The proposals included the Reorganizations of the Target Funds into the Acquiring Fund. Each Board has determined that the Reorganization proposed for its Target Fund would be in the best interests of its Fund. Each Target Fund’s Board considered the Reorganization as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Target Funds and the Acquiring Fund have similar investment objectives, policies, strategies and risks. The proposed Reorganizations are intended to result in (i) reduced fees and expenses as a result of economies of scale of a larger combined fund; (ii) better liquidity and reduced trading costs from the greater share volume of the combined fund; and (iii) stronger demand from a simplified, differentiated product set which may lead to narrower discounts over time.

In order for the Reorganizations to occur, each Target Fund must obtain the requisite shareholder approval as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganizations is contingent upon both Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions, if the other Target Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the requisite Reorganizations are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “C. Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, each Fund will receive, with respect to its proposed Reorganization(s), an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes, except to the extent common shareholders of a Target Fund receive cash in lieu of fractional Acquiring Fund common shares being distributed. The Target Funds employ a managed distribution policy pursuant to which a Fund’s regular distributions may be comprised of net income from portfolio investments, as well as net realized capital gains from the portfolio and, if necessary, a return of capital (representing, in some cases, net unrealized capital gains). Consequently, each Target Fund expects to have declared all of its net investment income and net capital gains, if any, as of the closing of the Reorganizations if approved by shareholders. In addition, to the extent that portfolio securities of a Target Fund are sold prior to a Reorganization, such Target Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by such Target Fund. However, since each Target Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to be less than 5% of the assets of each Target Fund).

Comparison of the Target Funds and the Acquiring Fund

General.    Each Target Fund is a diversified closed-end management investment company. The Acquiring Fund is a non-diversified closed-end management investment company. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Enhanced Premium & Income	March 5, 2007	Maryland	corporation
Premium & Dividend Income	January 18, 2005	Maryland	corporation
Acquiring Fund	May 20, 2014	Massachusetts	business trust

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Enhanced Premium & Income	1,000,000,000	[•]	$0.001	None	None	NYSE
Premium & Dividend Income	100,000,000	[•]	$0.001	None	None	NYSE
Acquiring Fund	Unlimited	—	$0.01	None	None	NYSE	(2)

(1)	As of July 24, 2014.
(2)	Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE.

Investment Objectives and Policies.    The Funds have similar investment objectives. The Acquiring Fund’s investment objective is to seek attractive total return with less volatility than the Dow Jones Industrial Average (the “DJIA”). Enhanced Premium & Income’s investment objectives are to provide shareholders with a high level of premium and dividend income and the potential for capital appreciation. Premium & Dividend Income’s investment objective is to provide shareholders with a high level of current income, with a secondary objective of capital appreciation. There can be no assurance that a Fund will achieve its investment objective(s). While the Acquiring Fund’s investment objective includes a volatility component and thereby differs from those of the Target Funds, it is not expected that this difference will result in any significant differences between how the Target Funds’ assets are currently managed and how the Acquiring Fund’s assets will be managed after the Reorganizations.

The Funds also have similar investment policies and strategies; however, there are differences. The following is a summary of the principal investment strategies of the Funds. “Managed Assets” includes the net assets of a Fund as well as assets of a Fund that are attributable to certain types of leverage.

Enhanced Premium & Income	Premium & Dividend Income	Acquiring Fund	Differences
Investment Objective: The Fund’s investment objectives are to provide shareholders with a high level of premium and dividend income and the potential for capital appreciation.	Investment Objective: The Fund’s investment objective is to provide shareholders with a high level of current income, with a secondary objective of capital appreciation.	Investment Objective: The Fund seeks attractive total return with less volatility than the DJIA.

The Acquiring Fund’s investment objective focuses on the pursuit of attractive total return, without prioritizing capital appreciation or current income, and includes a volatility component. The differences between the Acquiring Fund’s investment objective and the investment objectives of the Target Funds are not expected to change how the Fund is managed on a daily basis.

Enhanced Premium & Income	Premium & Dividend Income	Acquiring Fund	Differences

Principal Equity Strategy:

Under normal circumstances, the Fund will purchase all of the thirty common stocks included in the DJIA, weighted in approximately the same proportions as in the DJIA. The Fund will also purchase other securities or financial instruments, primarily total return swap contracts, designed to provide additional investment exposure to the return of the performance of the DJIA.

Principal Equity Strategy:

Under normal circumstances, the Fund will invest substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the thirty stocks included in the DJIA in approximately the amounts such stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the DJIA.

Principal Equity Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in the thirty stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the price movements of the DJIA.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets in its principal equity strategy or otherwise in pursuit of its investment objective.

.

Substantially identical.

Enhanced Premium & Income	Premium & Dividend Income	Acquiring Fund	Differences

Principal Options Strategies:

Under normal circumstances, the Fund will engage in certain option strategies, primarily consisting of writing (selling) covered call options on some or all of the Fund’s equity portfolio. The Fund’s option overlay percentage is typically between 20% and 60% of the total notional exposure of the Fund’s equity portfolio.

Principal Options Strategies:

Under normal circumstances, the Fund will write (sell) covered call options on some or all of the Fund’s equity portfolio. The Fund’s option overlay percentage is typically between 20% and 60% of the total notional exposure of the Fund’s equity portfolio.

Principal Options Strategies:

Under normal circumstances, the Fund will write (sell) covered call options on individual securities, index call options and call options on custom baskets of securities. The Fund currently expects to emphasize single name call options on the individual stocks in the DJIA. The Fund targets an overwrite level of approximately 55% over time, and the overwrite level will vary between 35% to 75% of the value of the Fund’s equity portfolio based on the sub-adviser’s ongoing assessment of market conditions.

Each Fund employs a dynamic option strategy that covers a variable portion of the Fund’s equity portfolio. The Acquiring Fund’s dynamic options strategy will target a higher percentage of the Acquiring Fund’s equity portfolio than the Target Funds’ option strategies (55% versus 45%), and the overwrite percentage will vary within a different range (35% to 75% versus 20% to 60% for the Target Funds).

Other Derivatives:

The Fund generally will obtain additional exposure to the DJIA through the use of total return swap contracts on the DJIA, and may also use futures, forwards and other financial instruments.

	Other Derivatives: The Fund may enter into futures contracts, forward contracts and swap agreements.	Other Derivatives: The Fund may enter into futures contracts, forward contracts and swap agreements and other derivative instruments consistent with its investment objective and policies.	While Enhanced Premium & Income uses derivatives to obtain leverage, the Acquiring Fund and Premium & Dividend Income do not employ leverage.

Enhanced Premium & Income	Premium & Dividend Income	Acquiring Fund	Differences

Leverage:

The Fund’s investment strategy involves obtaining additional investment exposure (i.e., leverage) to the return of the DJIA. The leverage employed by the Fund is not expected to exceed 50% of the Fund’s net assets. The amount of leverage the Fund seeks to employ will be determined by the Fund’s adviser from time to time.

The Fund generally will obtain additional exposure to the DJIA through the use of total return swap contracts on the DJIA, but may also use futures, forwards, options and other financial instruments.

	Leverage: The Fund currently does not engage in leverage.	Leverage: The Fund will not employ leverage.	While Enhanced Premium & Income employs leverage, the Acquiring Fund and Premium & Dividend Income do not employ leverage.

Illiquid Securities: The Fund may invest in illiquid securities without limit.	Illiquid Securities: The Fund may invest in illiquid securities without limit.	Illiquid Securities: The Fund may invest in illiquid securities without limit.	Identical.

Enhanced Premium & Income	Premium & Dividend Income	Acquiring Fund	Differences

Temporary Defensive Positions:

The Fund will seek to invest in accordance with its investment objectives and generally will not adopt temporary defensive positions to hedge against adverse market conditions.

Temporary Defensive Positions:

The Fund does not intend to depart from its buy and hold investment strategy in response to adverse market, economic or political conditions by engaging in transactions or strategies that would involve selling securities in the Fund’s equity portfolio in order to purchase the securities of other issuers or by seeking other temporary defensive positions such as cash.

Temporary Defensive Positions:

During temporary defensive periods, the Fund may deviate from its investment objective and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.

The Acquiring Fund may take temporary defensive positions, but the Target Funds generally do not.

Foreign Securities: No stated policy.	Foreign Securities: No stated policy.

Foreign Securities:

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The investment policies of the Acquiring Fund expressly permit investing up to 20% of Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, while the Target Funds’ investment policies are silent in that regard.

Enhanced Premium & Income	Premium & Dividend Income	Acquiring Fund	Differences

Other Investment Companies

The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to limitations imposed by the 1940 Act and exemptive orders issued by the SEC.

Other Investment Companies: The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to limitations imposed by the 1940 Act.

Other Investment Companies:

Consistent with the Fund’s investment objective and policies, the Fund may invest in securities of other investment companies such as, among others, exchange-traded funds, subject to limitations imposed by the 1940 Act and exemptive orders issued by the SEC.

Substantially similar.

Key Characteristics.    The following is a summary comparison of certain key characteristics of the Funds.

	Enhanced Premium & Income	Premium & Dividend Income	Acquiring Fund
Underlying Equity Index	DJIA	DJIA	DJIA
Type of Options Strategy(1)	Dynamic	Dynamic	Dynamic
Overwrite Target(2)	45%	45%	55%
Overwrite Range(2)	20% to 60%	20% to 60%	35% to 75%
Sub-Adviser	Nuveen Asset Management, LLC	Nuveen Asset Management, LLC	Nuveen Asset Management, LLC

(1)	Under a “dynamic” options strategy, call options are sold on a varying percentage of the underlying stock portfolio. Under a “constant” options strategy, call options are sold on the entire value of the underlying stock portfolio.
(2)	The overwrite percentage is the value of the stocks that are linked to the call options written relative to the value of the total equity portfolio.

Portfolio Turnover.    Because each Target Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to be less than 5% of the assets of each Target Fund).

Leverage.    The Acquiring Fund and Premium & Dividend Income do not employ leverage. However, each Fund is permitted to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

In addition, Enhanced Premium & Income’s investment strategy involves obtaining additional investment exposure (i.e., leverage) to the return of the DJIA. The leverage employed by Enhanced

Premium & Income is not expected to exceed 50% of the Fund’s net assets. As of December 31, 2013, Enhanced Premium & Income had effective leverage of 22.19%. The amount of leverage Enhanced Premium & Income seeks to employ will be determined by the Fund’s adviser from time to time.

Enhanced Premium & Income generally will obtain additional exposure to the DJIA through the use of total return swap contracts based on the DJIA, but may also use futures, forwards, options and other financial instruments. Enhanced Premium & Income will enter into swap contracts that are frequently referred to as “bullet swaps.” Under a bullet swap contract, Enhanced Premium & Income will, upon maturity of the swap contract, make a payment that is based on a fixed interest rate (set at inception) in exchange for a payment from the swap counterparty that is based on the performance of the DJIA. Each swap contract will have a term of approximately one year. Upon maturity of each swap contract, Enhanced Premium & Income generally will enter into a new swap contract. Although the swap contracts will be based on the total return of the companies constituting the DJIA, the total return swap contracts will not produce periodic income, such as the dividends from holding the stocks included in the DJIA individually.

Enhanced Premium & Income’s swap contracts will be over-the-counter (“OTC”) instruments—that is, they will not trade on a national securities exchange or electronic market—and will be entered into with counterparties that typically will be banks, investment banking firms or broker-dealers. Enhanced Premium & Income will enter into a swap contract through a competitive bidding process involving a variety of qualified counterparties.

The respective obligations of Enhanced Premium & Income and its counterparty under a swap contract will be marked-to-market daily based on the fluctuations of the value of the DJIA. Upon determining each party’s exposure under the swap contract, a party to the swap contract that is out-of-the-money on such date will be required to post collateral (pursuant to terms defined in the swap contract) in the form of liquid securities. In order to mitigate the risk that counterparties to swap contracts (or other financial instrument creating additional exposure to the DJIA) with the Fund may default, it is expected that the Fund will enter into such contracts with at least two counterparties and only with counterparties that have long-term debt security ratings of A3 or better by Moody’s Investors Service, Inc. or A- or better by Standard & Poor’s Ratings Services (or counterparties whose obligations are guaranteed by other persons having such ratings), or those counterparties determined by the Fund to be of comparable credit quality.

Enhanced Premium & Income expects that the total return swap currently employed for leverage will mature on or about the expected closing date of the Reorganizations. If shareholders approve the Reorganizations, Enhanced Premium & Income does not expect to enter into a new total return swap in the event the total return swap then in effect matures prior to the expected closing date, and therefore the Fund would no longer employ leverage for the period between maturity of the swap and closing.

Board Members and Officers.    Enhanced Premium & Income and Premium & Dividend Income have the same Board Members and officers, and these same individuals will serve as Board Members and officers of the Acquiring Fund. The management of each Fund, including general supervision of the duties performed by the Adviser under an investment management agreement between the Adviser and each Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Target Fund currently has, and the Acquiring Fund will have, twelve (12) Board Members, two (2) of whom are “interested persons” (as defined in the 1940 Act) and ten (10) of whom are Independent Board Members. The names and business addresses of the Board

Members and officers of the Target Funds (who will be the Board Members and officers of the Acquiring Fund following the Reorganizations) and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1.”

While the Target Funds have the same Board Members and those same individuals will serve as the Board Members of the Acquiring Fund following the Reorganizations, each Target Fund has a board structure that is different from the structure for the Acquiring Fund. All members of the boards of directors of the Target Funds stand for election each year. In contrast to the Target Funds’ board structure, and pursuant to the by-laws of the Acquiring Fund, the board of trustees of the Acquiring Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board.

Investment Adviser.    Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Target Fund and will serve as investment adviser to the Acquiring Fund following the Reorganizations. Nuveen Fund Advisors is responsible for overseeing each Fund’s overall investment strategy and asset allocation decisions. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP (the “TIAA-CREF Transaction”). TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a certain percentage of Nuveen’s clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The TIAA-CREF Transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Fund Advisors has selected its wholly-owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), to serve as a sub-adviser to each of the

Target Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (each, a “Target Fund Sub-Advisory Agreement” and together, the “Target Fund Sub-Advisory Agreements”). Nuveen Asset Management, an affiliate of Nuveen Investments, is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. The business address of Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors has also selected Nuveen Asset Management to serve as a sub-adviser to the Acquiring Fund following the Reorganizations pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Acquiring Fund Sub-Advisory Agreement” and together with the Target Fund Sub-Advisory Agreements, the “Sub-Advisory Agreements”).

Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreements, Nuveen Asset Management will be compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, each Target Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015, and the Acquiring Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Independent Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee rate for each Fund, payable monthly, is calculated by applying the annual rates set forth in the following schedule to average total daily managed assets of the Fund:

Fund-Level Fee Schedule for the Target Funds and the Acquiring Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750%
For the next $500 million	0.6500%
For the next $500 million	0.6250%
For Managed Assets over $2 billion	0.6000%

*	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. For the services provided to Enhanced Premium & Income pursuant to its Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a per annum portfolio management fee, payable monthly, of 0.39% of the Fund’s managed assets. For the services provided to Premium & Dividend Income pursuant to its Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a per annum portfolio management fee, payable monthly, of 0.39% of the Fund’s managed assets. For the services provided to the Acquiring Fund pursuant to its Sub-Advisory Agreement, Nuveen Fund Advisors will pay Nuveen Asset Management a per annum portfolio management fee, payable monthly, of 0.39% of the Fund’s managed assets.

The effective fund-level fee rate as a percentage of average daily Managed Assets for the Acquiring Fund is expected to be lower than the current effective fund-level fee rate for each Target Fund due to the combination of the assets of the Target Funds and the Acquiring Fund’s ability to benefit from available breakpoints in the applicable fee schedule that reduce the fee rate as Managed Assets increase in size. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of December 31, 2013, the complex-level fee rate for each Fund was 0.1686%.

The annual complex-level fee for each Fund, payable monthly, will be calculated in a manner that results in an effective rate at the specified complex-level asset amounts as set forth in the following schedule:

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

A discussion of the basis for the Board’s most recent approval of each Target Fund’s Investment Management Agreement and Sub-Advisory Agreement and a discussion of the basis for the Board’s approval of each Target Fund’s proposed new Investment Management Agreement and proposed new Sub-Advisory Agreement are included under “Proposal No. 3—C. Board Considerations.”

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations of each Target Fund and will be responsible for execution of specific investment strategies and day-to-day investment operations of the Acquiring Fund following the Reorganizations. Nuveen Asset Management manages the portfolio of each Target Fund and will manage the portfolio of the Acquiring Fund using a team of analysts and portfolio managers that focuses on a specific group of funds. Keith Hembre and David Friar are the portfolio managers of each Target Fund and will serve as portfolio managers of the Acquiring Fund following the Reorganizations.

Mr. Hembre, Managing Director of Nuveen Asset Management, entered the financial services industry in 1992. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”) and currently serves as Nuveen Asset Management’s Chief Economist and Chief Investment Strategist. Mr. Hembre previously served in various positions with FAF Advisors since 1997 where he headed the team that managed the firm’s asset allocation, international equity, quantitative equity, and index products and most recently also served as Chief Economist and Chief Investment Strategist.

Mr. Friar, Senior Vice President and Portfolio Manager of Nuveen Asset Management since January 2011, entered the financial services industry in 1998. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.

Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI. Messrs. Hembre and Friar will manage the Acquiring Fund upon completion of the Reorganization.

Comparative Risk Information

Because the Funds have similar investment objectives, policies and strategies, the principal risks of the Funds are similar. Each Fund is subject to various risks associated with investing primarily in a portfolio of common stocks and employing a call option writing strategy, which include:

•

Investment, Market and Price Risk.    An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Funds. Shares of closed-end investment companies like the Funds may frequently trade at a discount to their net asset value. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•	Common Stock Risk. Common stock returns often have experienced significant volatility.

•

Call Option Risk.    The value of call options written (sold) by the Funds will fluctuate. The Funds may not participate in any appreciation of their equity portfolios as fully as they would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of their equity portfolios.

•

Index Call Option Risk.    Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

•

Tax Risk.    The tax treatment and characterization of each Fund’s distributions may vary significantly from time to time because of the varied nature of each Fund’s investments and each Fund’s use of a managed distribution program. See “C. Information About the Reorganizations—Description of Shares Issued by the Acquiring Fund; Comparison to Target Funds—Distributions.” Each Fund’s investments may also be subject to special (and generally disadvantageous) provisions of the Code, such as the “straddle rules.” In addition, the tax treatment of each Fund’s investments and distributions could be affected by new Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations.

•	Derivatives Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

The principal risks of investing in the Acquiring Fund are described in more detail below. See “B. Risk Factors.” An investment in a Target Fund is also generally subject to each of these principal risks. In addition to the risks described below, an investment in the Target Funds is subject to certain additional risks.

First, an investment in each Target Fund is subject to the risk of no temporary defensive positions. Under the Target Funds’ investment policies, each Target Fund seeks to invest in accordance with its investment objectives and generally will not adopt a temporary defensive position to hedge against adverse market conditions. An investment in the Acquiring Fund would not be subject to this risk.

Second, as a result of the leverage created by its additional exposure to the DJIA, an investment in Enhanced Premium & Income is subject to leverage risk, which includes the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. Because the Acquiring Fund and Premium Dividend & Income do not employ leverage, an investment in these Funds would not be subject to leverage risk.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Target Fund’s fiscal year ended December 31, 2013 and the pro-forma expenses for the 12 months ended December 31, 2013, for the Acquiring Fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table

	Enhanced Premium & Income(1)	Premium & Dividend Income(1)	Acquiring Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.87%	0.87%	0.87%
Other Expenses(3)	0.12%	0.14%	0.11%

Total Annual Expenses	0.99%	1.01%	0.98%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of Enhanced Premium & Income and Premium & Dividend Income for the twelve (12) months ended December 31, 2013.
(2)	The Acquiring Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s fund-level management fee rates to the Acquiring Fund Pro Forma assets and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization. Acquiring Fund Pro Forma expenses do not include the expenses to be borne by the Target Funds in connection with the Reorganizations, which are estimated to be $350,000 for Enhanced Premium & Income and $200,000 for Premium & Dividend Income. 0.10% and 0.11%, respectively, of each Fund’s average net assets applicable to common shares for the twelve (12) months ended December 31, 2013.
(3)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

Example:    The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Enhanced Premium & Income	$10	$32	$55	$121
Premium & Dividend Income	$10	$32	$56	$124
Acquiring Fund Pro Forma	$10	$31	$54	$120

Comparative Performance Information

Comparative total return performance for the Target Funds for the periods ended December 31, 2013:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Since Inception	One Year	Five Years	Since Inception
Enhanced Premium & Income	32.18%	19.23%	6.77%	31.31%	20.42%	5.13%
Premium & Dividend Income	23.93%	14.63%	7.86%	26.09%	13.55%	6.61%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value and reinvested distributions at net asset value. The last distribution declared in the period, which is typically paid on the first business day of the following quarter, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last distribution declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested distributions at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following quarter, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

The principal risks of investing in the Acquiring Fund are described below. The Target Funds and the Acquiring Fund have similar investment objectives, policies and strategies; however, while the Acquiring Fund’s principal investment strategies are substantially comparable to those of Premium & Dividend Income, the Acquiring Fund’s principal investment strategies differ from those of Enhanced Premium & Income, as described above.

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund.

Principal Risks

The Acquiring Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Acquiring Fund dividends and distributions.

Investment and Market Risk.    An investment in the Acquiring Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Acquiring Fund.

Common Stock Risk.    Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Call Option Risk.    As the writer of a call option, the Acquiring Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the security underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying security over the exercise price on the expiration date. As the Acquiring Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited.

In addition, because the exercise of index options is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Acquiring Fund intends to mitigate the risks of its written index call positions by holding all of the stocks that comprise the DJIA. However, the Acquiring Fund bears a risk that the value of the securities held by the Acquiring Fund will vary from the value of the DJIA. Accordingly, the Acquiring Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Acquiring Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Dividend Income Risk.    Dividends paid on the securities held by the Acquiring Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Acquiring Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Tax Risk.    The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Acquiring Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Acquiring Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Acquiring Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Acquiring Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in his common shares, with any amounts exceeding such basis treated as gain from the sale of his common shares. While a portion of the Acquiring Fund’s income distributions will be classified as “qualified dividend income,” enabling individual investors who meet certain holding period and other requirements to receive the benefit of favorable federal income tax treatment, there can be no assurance as to the percentage of the Fund’s income distributions that will be “qualified dividend income.” In addition, the Acquiring Fund’s income distributions that qualify for such favorable tax treatment may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. If positions held by the Acquiring Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to favorable income tax treatment. In addition, gain or loss on positions in a straddle is subject to special (and generally disadvantageous) rules. The Acquiring Fund currently intends to manage its equity portfolio generally in order to avoid being subject to the “straddle rules” under federal income tax law. The Acquiring Fund expects that positions held under this strategy will not be considered straddles because the Fund’s options transactions will constitute “qualified covered call options.” Under certain circumstances, however, the Acquiring Fund may enter into option transactions or certain other investments that may constitute positions in a straddle.

Non-Diversification Risk.    Because the Acquiring Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Acquiring Fund will be more susceptible than a diversified fund to fluctuations in the prices of securities of a single issuer.

Non-U.S. Issuer Risk.    Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Acquiring Fund may not be able to sell its portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non- U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchange or otherwise and (viii) withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Acquiring Fund invests in securities of issuers in emerging market countries.

Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Acquiring Fund’s investments and the availability to the Fund of additional investments in such countries. Non-U.S. issuer risk is not a principal risk applicable to an investment in the Target Funds.

Debt Securities Risk.    The Acquiring Fund’s investments in debt securities are generally subject to issuer credit risk and interest rate risks. Issuers of debt instruments in which the Acquiring Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Acquiring Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. To the extent that the credit rating assigned to a security in the Acquiring Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. Interest rate risk is the risk that fixed-rate debt instruments will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such instruments generally will fall.

Illiquid Securities Risk.    The Acquiring Fund may invest in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Acquiring Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Counterparty Risk.    Changes in the credit quality of the companies that serve as the Acquiring Fund’s counterparties with respect to OTC options, derivatives or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties to these transactions in the past have incurred significant losses and financial hardships, including bankruptcy, as a result of significant exposure to credit investments that have experienced defaults or otherwise suffered extreme credit deterioration. Such hardships reduced these entities’ capital and called into question their continued ability to perform their obligations. There can be no assurance that the counterparties to the Acquiring Fund’s OTC options or other derivative instruments will not suffer similar financial hardships in the future. By using OTC options, derivatives or other transactions supported by a counterparty’s credit, the Acquiring Fund assumes the risk that the counterparty could experience similar financial hardships. In the event of the insolvency of a counterparty, the Acquiring Fund may sustain losses or be unable to liquidate a derivatives position.

Market Discount From Net Asset Value.    Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Acquiring Fund’s net asset value could decrease as a result of its investment activities. Shares of closed-end investment companies like the Acquiring Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Acquiring Fund’s net asset value but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic conditions, and other factors beyond the control of the Acquiring Fund, the Fund cannot predict whether the common shares will trade at, below or above net asset value.

Repurchase Agreement Risk.    With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Acquiring Fund may seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Acquiring Fund cannot predict the effects of similar events in the future on the U.S. economy. Equity securities tend to be highly volatile, so that these events and any actions resulting from them may have a significant impact on the prices and volatility of the Acquiring Fund’s investments.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Anti-Takeover Provisions.    The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The boards of directors/trustees of Nuveen’s equity option closed-end funds, including the Board of each of the Target Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining Nuveen’s equity option product line. The proposals included the Reorganization of each Target Fund into the Acquiring Fund. Each Board has determined that the Reorganization proposed for its Fund would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Target Funds and the Acquiring Fund have similar investment objectives, policies, strategies and risks. The proposed Reorganizations are intended to result in a lower effective management fee rate based on Managed Assets from the availability of lower breakpoints in the applicable fee schedule and lower total expenses per common share for shareholders of each Target Fund (as shareholders of the Acquiring Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Acquiring Fund. The proposed Reorganizations also are intended to enhance the secondary trading market for common shares of the combined fund as a result of the greater share volume of the Acquiring Fund.

In order for the Reorganizations to occur, each Target Fund must obtain the requisite shareholder approval as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganizations is contingent upon both Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions, if the other Target Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Fund as a stand-alone fund.

Terms of the Reorganizations

General.    The Agreement and Plan of Reorganization by and among each Target Fund and the Acquiring Fund (the “Agreement”), in the form attached as Appendix D, provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (ii) the pro rata distribution of the newly issued Acquiring Fund common shares received by each Target Fund to its common shareholders as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value.

As a result of the Reorganizations, the assets of each Target Fund would be combined, and the shareholders of each Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about September 29, 2014 or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will operate after the Reorganizations as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value as of the Valuation Time (as defined below) of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of such time. See “—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds” for a description of the rights of Acquiring Fund common shareholders. No fractional Acquiring Fund common shares, however, will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations. The Acquiring Fund’s transfer agent will instead aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets at the time of the Reorganizations. As a result of the Reorganizations, common shareholders of the Target Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Target Fund individually.

Valuation of Assets and Liabilities.    If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties.

Distributions.    Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if a Target Fund has undistributed net investment income or undistributed net capital gains, such Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Target Funds called by each Target Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to each Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganizations is conditioned upon (a) the requisite approval by the shareholders of each Target Fund of the proposals in this Joint Proxy Statement/Prospectus, (b) each Fund’s receipt of an opinion substantially to the effect that its Reorganization(s) will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganizations”), (c) the absence of legal proceedings challenging the Reorganizations and (d) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the Closing Date due to: (a) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations below, the Board of each Target Fund, including the Independent Board Members, has determined that its Target Fund’s Reorganization would be in the best interests of its Target Fund and that the interests of the existing shareholders of such Target Fund would not be diluted with respect to net asset value as a result of such Reorganization. At a meeting held on April 30, 2014 (the “Meeting”), the Boards approved the Reorganizations and recommended that shareholders of the respective Target Funds approve the Reorganizations.

Since last year, the Adviser has been evaluating its equity option strategy funds to simplify the equity option product line offered by Nuveen and eliminate overlapping products. As part of this initiative, the Adviser has proposed the product restructuring in order to simplify and more clearly delineate the investment strategies of its equity option strategy funds. During the course of the year, the Adviser has made presentations, and the Boards have received a variety of materials relating to the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. Prior to approving the Reorganizations, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	consistency of portfolio management;

•	the potential for improved economies of scale over time and the effect on fees and total expenses;

•	the potential for improved secondary market trading with respect to the common shares;

•	the anticipated federal income tax-free nature of the Reorganizations;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards noted that the investment objectives, policies, strategies and risks of the Funds are similar. The Boards noted that each Target Fund invests, and the Acquiring Fund will invest, in an equity portfolio that seeks to replicate the price movements of the DJIA. Although the principal equity strategies of the Funds are substantially identical, there are some differences, including, in particular, with respect to the use of leverage. The Acquiring Fund and Premium & Dividend Income have no current intention to use leverage. The principal equity strategy of Enhanced Premium & Income, however, involves the use of leverage. Accordingly, if the Reorganizations are approved, prior to closing, the Board recognized that Enhanced Premium & Income is expected to eliminate its total return swaps and other financial instruments that provided the portfolio leverage for that Target Fund. Each Target Fund also uses, and the Acquiring Fund will use, a dynamic options strategy. The principal option strategy of the Funds involves writing calls. The Acquiring Fund’s dynamic option strategy may also cover a larger percentage of its equity portfolio compared to that of the Target Funds and the overwrite percentage will vary over a different range. The Board also considered the relative performance of the Target Funds and factors that may affect the future performance of the combined fund. Because the Funds have similar investment strategies, the principal risks of each Fund are similar. Except for the leverage employed by Enhanced Premium & Income, the Board considered the significant overlap between the Funds’ mandates and that the Reorganizations were proposed, in part, to eliminate the overlap creating a larger scaled fund that may benefit from economies of scale and may support stronger secondary market trading, as noted further below.

Consistency of Portfolio Management.    The Boards noted that each Fund has the same investment adviser, sub-adviser and portfolio managers, and that such portfolio managers would manage the Acquiring Fund upon completion of the Reorganizations. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and benefits from potential economies of scale over time; the same investment adviser, sub-adviser and portfolio managers; and similar investment objectives and investment strategies.

Potential for Improved Economies of Scale Over Time and Effect on Fees and Total Expenses.    The Boards considered the fees and expense ratios of each of the Target Funds and the estimated expenses of the Acquiring Fund following the Reorganizations. As a result of the greater economies of scale from the larger size of the Acquiring Fund after merging the Target Funds, the Boards noted that the Reorganizations were intended to result in reduced fees and expenses for the combined fund over time compared to those of the Target Funds prior to the closing of the Reorganizations. The Reorganizations are intended to result in cost savings for shareholders of each Target Fund as shareholders of the Acquiring Fund following the Reorganizations.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.    While it is not possible to predict trading levels following the Reorganizations, the Boards noted that the Reorganizations are being proposed, in part, to seek to enhance the secondary trading market for the common shares of the Acquiring Fund compared to that historically experienced by the common shares of the Target Funds. The Acquiring Fund’s greater share volume may enhance the secondary market trading for the common shares of the Fund, which may lead to narrower trading discount relative to net asset value.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards.    The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the Funds will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Reorganizations on any estimated capital loss carryforwards of the Target Funds and applicable limitations of federal income tax rules.

Expected Costs of the Reorganizations.    The Boards considered the terms and conditions of the Agreement and Plan of Reorganization, including the estimated costs associated with the Reorganizations and the allocation of such costs between each Target Fund. The Boards noted, however, that, assuming the Reorganizations are consummated, the Adviser anticipated that the projected costs of each Reorganization may be recovered over time for the common shareholders.

Terms of the Reorganizations and Impact on Shareholders.    The terms of the Reorganizations are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Target Funds. In this regard, the Boards considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) having an aggregate net asset value as of the Valuation Time equal to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash.

Effect on Shareholder Rights.    The Boards considered that the Acquiring Fund is organized as a Massachusetts business trust and each Target Fund is organized as a Maryland corporation. In this regard, the Boards noted that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Maryland corporation are prescribed by state statutory law. In addition, the Boards are aware that the structure of the Boards of the Acquiring Fund differs from that of the Target Funds.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Funds as separate funds in the Nuveen complex.

Conclusion.    Each Board, including the Independent Board Members, approved the Reorganization on behalf of its Target Fund, concluding that such Reorganization is in the best interests of its Fund and that the interests of existing shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Target Funds as of December 31, 2013, and the pro-forma combined capitalization of the Acquiring Fund as if the Reorganizations had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.84086200 common shares of the Acquiring Fund issued for each common share of Enhanced Premium & Income and approximately 1.00000000 common shares of the Acquiring Fund issued for each common share of Premium & Dividend Income. If the Reorganizations are consummated, the actual exchange ratios may vary.

	Enhanced Premium & Income	Premium & Dividend Income	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Common Shareholders’ Equity:
Common shares, $0.001 par value per share, 27,856,933 shares outstanding for Enhanced Premium & Income; common shares, $0.001 par value per share, 12,015,674 shares outstanding for Premium & Dividend Income; and common shares, $0.01 par value per share, 35,439,438 shares outstanding for Acquiring Fund Pro Forma	$27,857	$12,016	$314,521	(2)	$354,394
Paid-in surplus	318,902,712	128,175,138	(864,521	)(3)	446,213,329
Accumulated net realized gain (loss)	(40,661,817)	(746,644)	—		(41,408,461)
Net unrealized appreciation (depreciation)	110,990,693	72,258,656	—		183,249,349

Net assets attributable to common shares	$389,259,445	$199,699,166	$(550,000)		$588,408,611

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$13.97	$16.62			$16.60

Authorized shares:
Common	1,000,000,000	100,000,000			Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of December 31, 2013, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about September 29, 2014, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 23,423,764 and 12,015,674 Acquiring Fund common shares in exchange for the net assets of Enhanced Premium & Income and Premium & Dividend Income, respectively. These numbers are based on the net asset values of the Target Funds as of December 31, 2013, adjusted for estimated Reorganization costs.
(3)	Includes the impact of estimated total Reorganization costs of $550,000, which will be borne by the common shareholders of Enhanced Premium & Income and Premium & Dividend Income in the amounts of $350,000 and $200,000, respectively.

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the Target Funds estimated the amount of expenses the Funds would incur to be approximately $550,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganizations (whether or not consummated) will be allocated between the Target Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganizations. Reorganization expenses have been or will be accrued as expenses of each Target Fund prior to the Valuation Time. These estimated expenses will be borne by Enhanced Premium & Income and Premium & Dividend Income in the amounts of $350,000 and $200,000, respectively (0.10% and 0.11%, respectively, of each Fund’s average net assets applicable to common shares for the twelve (12) months ended December 31, 2013).

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Target Funds have engaged

Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $2,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under Maryland law, shareholders may be entitled to assert dissenters’ rights in connection with a reorganization and obtain payment of the “fair value” of their shares. However, because each Target Fund’s common shares are listed and traded on an exchange, under Maryland law, the holders of common shares will not be entitled to assert dissenters’ rights.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, each Fund participating in a Reorganization will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund, followed by the distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares in the Reorganization, except to the extent the Target Fund shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Target Fund shareholder

(including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

6.	The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganizations on any Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Reorganizations, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganizations. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s Automatic Reinvestment Plan. The tax character of dividends and distributions will be the same for federal income tax purposes whether received in cash or additional shares.

After the Reorganizations, the Acquiring Fund’s ability to use the Target Funds’ pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Target Funds at the time of the Reorganizations. As of December 31, 2013, the Target Funds had capital loss carryforwards as follows:

	Enhanced Premium & Income	Premium & Dividend Income
Expiration:
December 31, 2017	$38,633,190	$—

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carryforward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Shareholder Approval

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common shares entitled to vote on the matter.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

In order for the Reorganizations to occur, each Target Fund must obtain the requisite shareholder approval as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganizations is contingent upon both Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions, if the other Target Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Fund as a stand-alone fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Target Funds and the Acquiring Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of Enhanced Premium & Income’s and Premium & Dividend Income’s articles of incorporation, and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust or articles of incorporation, as applicable, is on file with the SEC and may be obtained as described on page iv.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated and the issuance of Acquiring Fund common shares is approved, the Acquiring Fund will issue common shares on the Closing Date to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Target Fund that are transferred in connection with the Reorganizations, in each case as of the Valuation Time.

Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “—Comparison of Massachusetts Business Trusts and Maryland Corporations.”

Distributions

Each Target Fund has, and the Acquiring Fund will have, a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular quarterly distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income. The ultimate tax characterization of the Funds’ distributions made in a calendar year may not be finally determined until after the end of that calendar year.

Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, investors should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

Actual returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

The Acquiring Fund’s ability to maintain a level distribution rate will depend on a number of factors. The net investment income of the Acquiring Fund generally consists of regular interest and dividends less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. The Acquiring Fund also intends to effectively distribute realized net capital gains. Although it does not now intend to do so, the Board may change the Acquiring Fund’s managed distribution program and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and realized capital gains and historical and projected investment income and capital gains.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Reorganization SAI.

Automatic Reinvestment Plan

Generally, the terms of the Automatic Reinvestment Plan (the “Plan”) for the Target Funds and the Acquiring Fund are identical. Under the Acquiring Fund’s Plan, all distributions, including any capital gain distributions, on your common shares are automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in additional common shares under the Plan. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by Computershare Trust Company, N.A. as paying agent.

If you are enrolled in the Plan for a Target Fund as of the closing of the Reorganizations, you will be automatically enrolled in the Plan for the Acquiring Fund. The common shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Acquiring Fund, determined as follows:

(1) If the shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price; or

(2) If the shares are trading at less than net asset value, shares for your account will be purchased on the open market.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Acquiring Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Acquiring Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Acquiring Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due on taxable distributions.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Common Share Price Data

The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the corresponding stock exchange of each Target Fund, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Enhanced Premium & Income
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
June 2014	$14.11	$13.00	$14.35	$13.38	-1.23%	-4.58%
March 2014	$13.64	$12.51	$13.97	$12.79	-1.39%	-6.91%
December 2013	$13.25	$11.61	$13.97	$12.34	-4.48%	-6.49%
September 2013	$12.61	$11.77	$13.31	$12.43	-2.30%	-7.25%
June 2013	$12.57	$11.47	$13.24	$12.28	-3.03%	-7.09%
March 2013	$11.79	$10.95	$12.56	$11.52	-4.51%	-7.22%
December 2012	$11.35	$9.97	$11.94	$10.90	-4.90%	-8.53%
September 2012	$11.31	$10.73	$11.92	$11.07	-2.22%	-6.46%
June 2012	$11.29	$10.18	$11.89	$10.75	-3.78%	-7.53%
March 2012	$11.25	$10.25	$11.84	$11.14	-4.74%	-8.48%
December 2011	$10.58	$8.98	$11.16	$9.35	-3.26%	-8.51%
September 2011	$11.75	$9.30	$11.74	$9.42	5.56%	-3.33%
June 2011	$12.27	$10.79	$12.02	$10.86	5.23%	-1.32%
March 2011	$11.50	$10.40	$11.74	$10.69	0.17%	-6.65%

	Premium & Dividend Income
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
June 2014	$16.48	$15.49	$16.89	$16.01	-1.63%	-4.64%
March 2014	$16.03	$14.56	$16.62	$15.54	-1.90%	-7.26%
December 2013	$15.91	$14.38	$16.62	$15.20	-3.49%	-6.32%
September 2013	$15.38	$14.47	$16.12	$15.32	-3.82%	-5.79%
June 2013	$16.01	$14.05	$16.13	$15.17	-0.06%	-7.38%
March 2013	$14.68	$13.45	$15.55	$14.55	-5.14%	-8.03%
December 2012	$14.14	$12.61	$15.02	$13.99	-5.67%	-9.86%
September 2012	$14.09	$13.27	$15.01	$14.20	-5.18%	-7.47%
June 2012	$14.29	$13.04	$15.10	$13.93	-5.22%	-7.88%
March 2012	$14.40	$13.25	$15.09	$14.39	-4.27%	-8.40%
December 2011	$13.50	$12.08	$14.45	$12.61	-4.20%	-8.11%
September 2011	$14.99	$12.27	$15.14	$12.69	1.53%	-5.03%
June 2011	$15.22	$14.00	$15.44	$14.21	0.20%	-2.69%
March 2011	$15.33	$14.21	$15.21	$14.10	3.03%	-1.67%

On July 24, 2014, the closing sale prices of Enhanced Premium & Income and Premium & Dividend Income common shares were $[•] and $[•], respectively. These prices represent discounts to net asset value for Enhanced Premium & Income and Premium & Dividend Income of [•]% and [•]%, respectively.

Common shares of each Target Fund have historically traded at a discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a discount or premium to net asset value following the Reorganizations, or what the extent of any such discount or premium might be.

Comparison of Massachusetts Business Trusts and Maryland Corporations

The Acquiring Fund is organized as a Massachusetts business trust. Each Target Fund is organized as a Maryland corporation.

The following description is based on relevant provisions of applicable Massachusetts law, the Maryland General Corporation Law (the “MGCL”) and each Fund’s governing documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MGCL and each Fund’s governing documents.

General

The Acquiring Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by its declaration of trust or similar instrument. The power and authority to manage the fund and its affairs reside with the trustees, and shareholder voting and other rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, such as the MGCL, or statutory trust laws, such as the Delaware Statutory Trust Act, provide.

Each Target Fund is a Maryland corporation. A fund organized as a Maryland corporation is governed both by the MGCL and its articles of incorporation and by-laws. For a Maryland corporation, unlike a Massachusetts business trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for the Acquiring Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Maryland corporation, on the other hand, generally are shielded by the MGCL from personal liability for the corporation’s acts or obligations. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for the Acquiring Fund contains such provisions.

Massachusetts Business Trusts

The Acquiring Fund is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund.

Shareholder Voting.    The declaration of trust of the Acquiring Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger, reorganization or sale of substantially all of the assets of the Fund (under certain circumstances) and matters for which the 1940 Act requires a shareholder vote.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of the Acquiring Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of the Acquiring Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires a plurality vote, and for matters to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of the Acquiring Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. The declaration of trust also provides that a trustee may only be removed for cause, by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of the Acquiring Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of the Acquiring Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the Acquiring Fund’s outstanding common shares and preferred shares, if any, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of the Acquiring Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, the declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than liability to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its articles of incorporation and by-laws. Some of the key provisions of the MGCL and the articles of incorporation and by-laws of each Target Fund are summarized below.

Shareholder Voting.    Under the MGCL, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a share exchange, merger or consolidation unless approved by a vote of the shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to the requirement for these votes.

Unless the articles of incorporation provide for a greater or lesser number of votes per share, or limit or deny voting rights, shareholders of Maryland corporations are entitled to one vote per share on each matter submitted for a vote at a meeting of shareholders. The MGCL permits a Maryland corporation to issue fractional shares and the by-laws of each Target Fund provide for the issuance of fractional shares having fractional voting rights.

Election and Removal of Directors.    Shareholders of a Maryland corporation generally are entitled to elect and remove directors. The MGCL provides that, unless the charter or by-laws of a corporation provide otherwise, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director. The articles of incorporation and by-laws of each Target Fund provide that each director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The MGCL does not require a corporation registered under the 1940 Act to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act, unless required by the charter or by-laws. The by-laws of each Target Fund provide that regular meetings of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held each year on a date and at a time set by the board of directors. The by-laws also provide that a special meeting must be called at the written request, stating the purpose or purposes of the meeting, of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

The articles of incorporation provide that a director may be removed from office only for cause and only by action of at least 66 2/3% of the outstanding shares of the class or classes of capital stock that elected such director. For purposes of the foregoing, “cause” requires willful misconduct, dishonesty, fraud or a felony conviction.

Amendments to the Articles of Incorporation.    Under the MGCL, shareholders generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares.    If so provided in the articles of incorporation (and the articles of incorporation of the Target Funds do so provide), the board of directors of a Maryland corporation has the power to authorize the issuance of shares without shareholder approval, and the board of directors may authorize the issuance of shares in more than one class or series. Prior to issuance of shares of a class or series, the board of directors must set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption of such class or series.

Shareholder, Director and Officer Liability.    Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. The MGCL provides that a director’s personal liability to the corporation or its shareholders for monetary damages may be limited in the articles of incorporation, except to the extent that the director received an improper benefit or the director’s action, or failure to act, was the result of active and deliberate dishonesty. The articles of incorporation of each Target Fund provide such a limitation of director liability. The MGCL provides that a corporation may indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation and by-laws of each Target Fund provide for such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights.    Under the MGCL and pursuant to the articles of incorporation, shareholders of each Target Fund have no preemptive rights.

Dissenters’ Right of Appraisal.    Under the MGCL, shareholders may be entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, a consolidation, merger, share exchange, asset transfer or other reorganization and obtain payment of the “fair value” of their shares. The availability of these rights, however, is subject to certain exceptions, including if the shares to which the dissenters’ rights relate are traded on an exchange.

Derivative Actions.    Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Target Funds and the Acquiring Fund

General

The Funds have similar investment objectives. The Acquiring Fund’s investment objective is to seek attractive total return with less volatility than the DJIA. Enhanced Premium & Income’s investment objectives are to provide shareholders with a high level of premium and dividend income and the potential for capital appreciation. Premium & Dividend Income’s investment objective is to provide shareholders with a high level of current income, with a secondary objective of capital appreciation. There can be no assurance that a Fund will achieve its investment objective(s). While the Acquiring Fund’s investment objective includes a volatility component and thereby differs from those of the Target Funds, it is not expected that this difference will result in any significant differences between how the Target Funds’ assets are currently managed and how the Acquiring Fund’s assets will be managed after the Reorganizations.

The Funds have similar investment policies and strategies. Each Fund’s principal equity strategy is to invest in a portfolio of equity securities designed to track the price movements of the DJIA. As the DJIA is a price weighted index, this is typically accomplished by holding an equal number of shares in each index component. However, while the Acquiring Fund and Premium & Dividend Income do not employ leverage, Enhanced Premium & Income purchases total return swap contracts and other instruments designed to provide additional investment exposure to the return of the DJIA. Each Fund also employs a dynamic options strategy that involves writing (selling) call options on a variable portion of the Fund’s equity portfolio, with the goal of reducing variability of the Fund’s returns and providing a measure of downside protection. However, the Acquiring Fund’s options strategy targets a higher percentage of the Acquiring Fund’s equity portfolio than the Target Funds’ option strategies (55% versus 45%), and the overwrite percentage will vary within a different range (35% to 75% versus 20% to 60% for the Target Funds.

The DJIA is an average that tracks the performance of 30 large capitalization companies.

Each Fund’s investment objective(s) are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if applicable, preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Investment Strategy

Investment Policies.    The Acquiring Fund will pursue its investment objective by utilizing a dynamic equity option strategy. Under normal circumstances, the Acquiring Fund will invest its Managed Assets in an equity portfolio designed to broadly track the return and risk characteristics of the DJIA and apply a dynamic call option overwrite strategy.

The Acquiring Fund’s policy of investing, under normal circumstances, at least 80% of its Managed Assets in the thirty stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the price movements of the DJIA is not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. However, this policy may only be changed by the Acquiring Fund’s Board following the provision of 60 days’ prior written notice to common shareholders.

The Acquiring Fund’s principal options strategy will consist of writing (selling) covered call options on individual securities, index call options and call options on custom baskets of securities. The Acquiring Fund currently expects to emphasize single name call options on the individual stocks in the DJIA. In addition to writing call options, the Acquiring Fund’s options strategies may include utilizing call spreads. A call spread involves the sale and corresponding purchase of call options on the same underlying security, index or instrument. The Acquiring Fund’s strategy of using the DJIA as the relevant benchmark for its equity portfolio and principal options strategy is not considered fundamental and can be changed without a vote of the common shareholders. However, any use of an alternative index must be approved by the Acquiring Fund’s Board.

Acquiring Fund Management.    Nuveen Fund Advisors is the Acquiring Fund’s investment adviser, responsible for the Fund’s overall investment strategy and its implementation. The Adviser will oversee Nuveen Asset Management, the Acquiring Fund’s sub-adviser, in its management of the Fund’s portfolio. This oversight will include ongoing evaluation of the Sub-Adviser’s investment performance, portfolio allocations, quality of investment process and personnel, compliance with Acquiring Fund and regulatory guidelines, trade allocation and execution and other factors.

Equity Strategy.    In order to replicate the price movements of the DJIA, the Sub-Adviser will look to invest in an equity portfolio, consisting of the thirty stocks included in the DJIA in approximately the amounts such stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the price movements of the DJIA.

Options Overwrite Strategy.    Under normal circumstances, the Acquiring Fund will write (sell) index call options, call options on custom baskets of securities and covered call options on individual securities. The Acquiring Fund currently expects to emphasize single name call options on the individual stocks in the DJIA. The Acquiring Fund targets an overwrite level of approximately 55% over time, and the overwrite level will vary between 35% and 75% of the value of the Fund’s equity portfolio, based on the Sub-Adviser’s ongoing assessment of market conditions. In applying the dynamic call option strategy, the Sub-Adviser is responsible for determining the notional value, timing, type and terms of the options strategies used by the Acquiring Fund. The Sub-Adviser actively manages the Acquiring Fund’s options positions. In the Sub-Adviser’s discretion, the Acquiring Fund may purchase back call options or allow them to expire. To determine the options strategies used, the Sub-Adviser considers market factors, such as current market levels and volatility, and option-specific factors, including but not limited to premium/cost, exercise price and expiration. The Sub-Adviser typically seeks to construct a portfolio of call options that is diversified across multiple strike prices and expiration dates based on current market expectations.

Portfolio Composition and Other Information.    The Acquiring Fund’s portfolio will be composed primarily of the following investments. A more detailed description of the Acquiring Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Reorganization SAI.

Common Stocks. The Acquiring Fund expects to invest in the thirty common stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA. The Acquiring Fund may also invest in other securities or financial instruments that are intended to correlate with the price movements of the DJIA. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Call Options. In carrying out its principal options strategy, the Acquiring Fund currently expects to emphasize single name call options on the individual stocks in the DJIA. With respect to call options written on individual securities, the Acquiring Fund will not write “naked” or uncovered call options. A call option written by the Acquiring Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Acquiring Fund, in effect, sells the potential appreciation over the exercise price in the value of the security subject to the call option in exchange for the premium. The Acquiring Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Acquiring Fund’s objective in entering into such a closing transaction will be to optimize the return from its options strategy. The cost of a closing transaction may reduce the return realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Acquiring Fund’s equity portfolio, and by the opportunity to realize additional return from selling a new option.

The Acquiring Fund may also write index call options on the DJIA and other broad-based indices and may, if the Sub-Adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Acquiring Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price on the expiration date. If, at expiration, the purchaser exercises the index option sold by the Acquiring Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Acquiring Fund as the seller of the index call option.

The Acquiring Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Acquiring Fund’s equity portfolio. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Sub-Adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

Other Investments.    The Acquiring Fund may invest in other securities as described below:

U.S. Government Securities. U.S. government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Acquiring Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. government securities. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Because the U.S. government generally is not obligated to provide support to its instrumentalities, the Acquiring Fund will invest in obligations issued by these instrumentalities only if the Adviser determines that the credit risk with respect to such obligations is minimal.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

Repurchase Agreements. The Acquiring Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Acquiring Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

Other Securities. The Acquiring Fund may invest in other securities as discussed in more detail in the Reorganization SAI.

Securities Issued by Non-U.S. Issuers. The Acquiring Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

Illiquid Securities. The Acquiring Fund may invest without limit in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements. The Board or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board has delegated to the Adviser and the Sub-Adviser the day-to-day determination of the illiquidity of any security held by the Acquiring Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board has directed the Adviser and the Sub-Adviser when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.

When-Issued and Delayed Delivery Transactions. The Acquiring Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Acquiring Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Short-Term Debt Securities. Under normal circumstances, the Acquiring Fund will invest no more than 10% of its Managed Assets in short-term investment grade debt securities. During temporary defensive periods, the Acquiring Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Under normal circumstances, the Fund will invest no more than 10% of its managed assets in such securities. In such a case, the Acquiring Fund may not pursue or achieve its investment objective. In addition, upon the Sub-Adviser’s recommendation that a change would be in the best interests of the Acquiring Fund and upon concurrence by the Adviser, and subject to approval by the Board, the Sub-Adviser may deviate from its investment guidelines discussed herein.

Other Investment Companies. Consistent with the Acquiring Fund’s investment objective and policies, the Fund may invest in securities of other investment companies, including open- or closed-end investment companies and exchange-traded funds, that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Acquiring Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risks.

Portfolio Turnover.    The Acquiring Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s equity portfolio will not be used as the primary means of achieving the Fund’s investment objective. Although the Acquiring Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund, which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Reorganization SAI.

The Board of each Target Fund unanimously recommends that shareholders of the Fund vote FOR the approval of the Reorganization.

PROPOSAL NO. 3—APPROVAL OF NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS (SHAREHOLDERS OF EACH TARGET FUND)

A.	APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS

Background

Under an investment management agreement between Nuveen Fund Advisors and each Target Fund (each, an “Original Investment Management Agreement” and collectively, the “Original Investment Management Agreements”), Nuveen Fund Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The date of each Target Fund’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix E.

Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “TIAA-CREF Transaction Agreement”) to acquire Nuveen Investments from the investor group led by MDP (the “TIAA-CREF Transaction”). TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Each Original Investment Management Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the TIAA-CREF Transaction will result in a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a certain percentage of Nuveen’s clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen Investments and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The TIAA-CREF Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the

1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the TIAA-CREF Transaction Agreement, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

To prevent the occurrence of an “unfair burden” under Section 15(f), Nuveen has committed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fee rates for any Fund. This commitment shall not limit or otherwise affect mergers or liquidations of any Funds in the ordinary course.

In anticipation of the TIAA-CREF Transaction, each Target Fund’s Board met in person at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members (as defined herein) separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 in-person meeting, for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new investment management agreement between the Fund and Nuveen Fund Advisors in substantially the same form as the Original Investment Management Agreement to take effect immediately after the TIAA-CREF Transaction or shareholder approval, whichever is later (each a “New Investment Management Agreement” and collectively, the “New Investment Management Agreements”). The form of the New Investment Management Agreement is attached hereto as Appendix F.

The 1940 Act requires that each New Investment Management Agreement be approved by the Target Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “C. Board Considerations”), each Board, including the Board Members who are not parties to the Original Investment Management Agreements, New Investment Management Agreements or any sub-advisory agreement entered into by the Adviser with respect to any Target Fund or who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or the Sub-Adviser (the “Independent Board Members”), unanimously approved the continuation of the Original Investment Management Agreement and approved the New Investment Management Agreement on behalf of each Target Fund and unanimously recommended approval of the New Investment Management Agreement by shareholders.

In the event shareholders of a Target Fund do not approve the New Investment Management Agreement at the Annual Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim investment management agreement between the Adviser and each such Target Fund (each, an “Interim Investment Management Agreement” and collectively, the “Interim Investment Management Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved an Interim Investment Management Agreement for each Target Fund in order to assure continuity of investment advisory services to the Funds after the TIAA-CREF Transaction. The terms of each Interim Investment Management Agreement are substantially identical to those of the Original Investment Management Agreements and New Investment Management Agreements, except for the term and escrow provisions described below. The Interim Investment Management Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the TIAA-CREF Transaction (the “150-day period”), the Closing Date of the Reorganizations or when shareholders of a Target Fund approve the New Investment Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of a Target Fund approve the New Investment Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Management Agreement will be paid to the Adviser. If shareholders of a Target Fund do not approve the New Investment Management Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Investment Management Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Target Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Target Fund, the New Investment Management Agreement for each Fund will expire on August 1, 2015, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services.    The investment management services to be provided by the Adviser to each Target Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Target Fund’s assets in accordance with the Fund’s investment objective(s) and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Fund’s Board. In addition, the investment management services are expected to be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the TIAA-CREF Transaction will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

Fees.    Under each Original Investment Management Agreement and New Investment Management Agreement, the Target Fund pays to the Adviser an investment management fee that consists of two components: a fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund

Advisors. This pricing structure enables Target Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Each Target Fund’s fee schedule under the New Investment Management Agreement for such Target Fund is identical to the fee schedule under the Original Investment Management Agreement.

Each Target Fund’s annual fund-level fee, payable monthly, is based upon the average daily managed assets of each Fund pursuant to the fee schedule set forth in Appendix G. The fund-level fee schedule is identical under each Target Fund’s Original Investment Management Agreement and New Investment Management Agreement.

The overall complex-level fee begins at a maximum rate of 0.2000% of each Target Fund’s average daily managed assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level pursuant to the complex-level fee schedule set forth on Appendix G. The complex-level fee schedule is identical under each Target Fund’s Original Investment Management Agreement and New Investment Management Agreement.

Each Target Fund’s managed assets as of December 31, 2013 and fees paid to the Adviser during the Fund’s last fiscal year are also set forth in Appendix G.

Other Services.    Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Target Fund’s transfer agent) for the Fund.

Limitation on Liability.    The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance.    The Original Investment Management Agreement of each Target Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Target Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2015, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Original Investment Management Agreement and New Investment Management Agreement for each Target Fund provide that the agreement may be terminated at any time without the payment of any penalty by the Fund or Adviser on no less than sixty (60) days’ written notice to the other party, and may be terminated, at any time, without the payment of any penalty, by the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth therein. A Target Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Information About the Adviser

Nuveen Fund Advisors, a registered investment adviser, is organized as a Delaware limited liability company and is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Fund Advisors offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. Nuveen Fund Advisors is responsible for each Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The business address of Nuveen Fund Advisors and Nuveen is 333 West Wacker Drive, Chicago, Illinois 60606.

Certain information regarding the executive officer and directors of Nuveen Fund Advisors is set forth in Appendix L.

Shareholder Approval

To become effective with respect to a particular Target Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Target Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Investment Management Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Investment Management Agreement was approved by the Board of the respective Target Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed in “C. Board Considerations” below. The Board of each Target Fund also determined to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of such Fund.

The Board of each Target Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

B.	APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Background

Nuveen Fund Advisors has entered into investment sub-advisory agreements (each, an “Original Sub-Advisory Agreement” and collectively, the “Original Sub-Advisory Agreements”) with respect to each Target Fund with Nuveen Asset Management.

The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board are provided in Appendix H.

As with the Original Investment Management Agreements, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. The completion of the TIAA-CREF Transaction will result in a change in control of Nuveen Asset Management, which is a subsidiary of Nuveen Investments, and therefore will be deemed an assignment of each Original Sub-Advisory Agreement with Nuveen Asset Management. In addition, each Original Sub-Advisory Agreement provides that it will terminate upon the termination of the Original Investment Management Agreement with respect to such Target Fund. As a result, the completion of the TIAA-CREF Transaction will result in the termination of each Original Sub-Advisory Agreement.

In anticipation of the TIAA-CREF Transaction, each Target Fund’s Board met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members separately, commencing in February 2014 and concluding at the Board’s in-person April 30, 2014 meeting for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). The form of the New Sub-Advisory Agreement is attached hereto as Appendix I.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by the Target Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “C. Board Considerations”), each Board, including the Independent Board Members, unanimously approved the continuation of the Original Sub-Advisory Agreement and approved the New Sub-Advisory Agreement and unanimously recommended approval of the New Sub-Advisory Agreement by shareholders.

Because each New Sub-Advisory Agreement, like each Original New Sub-Advisory Agreement, is between the Adviser and the Sub-Adviser, a Target Fund’s New Sub-Advisory Agreement will not take effect until the New Investment Management Agreement for such Fund has been approved by shareholders.

In the event shareholders of a Target Fund do not approve the New Investment Management Agreement and New Sub-Advisory Agreement at the Annual Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim sub-advisory agreement between the Adviser and Nuveen Asset Management (each an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved Interim Sub-Advisory Agreements in order to assure continuity of advisory services to the Funds after the TIAA-CREF Transaction. The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the TIAA-CREF Transaction (the “150-day period”), the Closing Date of the Reorganizations or when shareholders of a Target Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Target Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Target Fund do not approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of each New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by Nuveen Fund Advisors thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by Nuveen Fund Advisors to the Sub-Adviser. If approved by shareholders of a Target Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2015, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Target Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Advisory Services.    The advisory services to be provided by the Sub-Adviser to each Target Fund under the New Sub-Advisory Agreements will be identical to those advisory services currently provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Target Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Sub-Adviser will monitor the Target Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the TIAA-CREF Transaction will have any adverse effect on the performance of a Sub-Adviser’s obligations under the New Sub-Advisory Agreements.

Brokerage.    Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Target Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees.    Under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Target Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements. The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by the Adviser to the Sub-Adviser with respect to each Target Fund during each Fund’s last fiscal year are set forth in Appendix J.

Payment of Expenses.    Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser will bear all of its expenses it incurs in connection with its performance of services under the agreement.

Limitation on Liability.    The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Target Fund in connection with the matters to which the agreement relates except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance.    The Original Sub-Advisory Agreement of each Target Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Target Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on August 1, 2015, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Target Fund provide that the agreement may be terminated at any time without the payment of any penalty by the Adviser or the Sub-Adviser on no less than sixty (60) days’ written notice. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by action of the Target Fund’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by no less than 60 days’ written notice.

The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Target Fund are also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations or covenants of the Sub-Adviser set forth in the agreement.

Information About the Sub-Adviser

Nuveen Asset Management.    Nuveen Asset Management is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to the Target Funds. Nuveen Asset Management is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. The business address of Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Information.    Appendix K includes the advisory fee rates and net assets of registered investment companies, other than funds in the Nuveen fund complex, advised by each Sub-Adviser with similar investment objectives to the Target Funds the Sub-Adviser sub-advises.

Certain information regarding the executive officer and directors of the Sub-Adviser is set forth in Appendix L.

Affiliated Brokerage and Other Fees

No Target Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any Sub-Adviser of such Fund.

During each Target Fund’s last fiscal year, no Fund made any material payments to the Adviser or the Sub-Adviser to such Fund or any affiliated person of the Adviser or the Sub-Adviser to such

Fund for services provided to the Fund (other than pursuant to the Original Investment Management Agreement or Original Sub-Advisory Agreement).

Shareholder Approval

To become effective with respect to a particular Target Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Target Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of a New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board of each Target Fund also determined to submit the Fund’s New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board of each Target Fund unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement.

C.	BOARD CONSIDERATIONS

I.	The Approval Process

The Board of each Target Fund, including the Independent Board Members, is responsible for overseeing the performance of the Adviser and Sub-Adviser to the respective Target Fund and determining whether to approve or continue such Target Fund’s Original Investment Management Agreement and Original Sub-Advisory Agreement (collectively, the “Original Advisory Agreements”). Pursuant to the 1940 Act, each Board is required to consider the continuation of the Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen by TIAA-CREF. For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen providing advisory, sub-advisory, distribution or other services to the Target Funds and references to the “Board” refer to the Board of each Target Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the TIAA-CREF Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements.

With respect to the Target Funds, however, as part of a broad initiative of Nuveen to rationalize its fund offerings and eliminate overlapping funds, the Board has approved and recommended that the shareholders approve the Reorganization of their Target Fund. As shareholder approval is required for the consummation of the Reorganizations, to avoid any disruption in advisory services pending shareholder approval of the Reorganizations or if shareholder approval is not obtained for the Reorganizations, the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Target Funds at an in-person meeting held on April 30, 2014 (the “April Meeting”). Furthermore, because the consummation of the TIAA-CREF Transaction will terminate the

Original Advisory Agreements, the Board also approved New Sub-Advisory Agreements and New Investment Management Agreements (collectively, the “New Advisory Agreements”) to be effective following the consummation of the TIAA-CREF Transaction as well as interim agreements to permit the Fund Advisers (as defined below) to continue to serve in their respective capacities while shareholder approval is sought for the Reorganizations and for the New Advisory Agreements. The following sets forth the Board’s considerations for approving the continuance of the Original Advisory Agreements and the approval of the New Advisory Agreements and the interim agreements.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the TIAA-CREF Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed TIAA-CREF Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the TIAA-CREF Transaction and to keep the Independent Board Members updated with developments regarding the TIAA-CREF Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed TIAA-CREF Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Target Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed TIAA-CREF Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the TIAA-CREF Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and, each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the TIAA-CREF Transaction, respond to questions and to discuss, among other things: the governance of the Fund Advisers following the TIAA-CREF Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the TIAA-CREF Transaction (including financing terms); any benefits or detriments the TIAA-CREF Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the TIAA-CREF Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF complex. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the TIAA-CREF Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Target Funds and Fund Advisers including, among other things: the nature, extent and quality of services provided by a Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of the applicable Target Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of the Target Funds’ fees and expenses relative to peers; a description and assessment of shareholder service levels for the Target Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed TIAA-CREF Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed TIAA-CREF Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the TIAA-CREF Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the TIAA-CREF Transaction; the impact of the TIAA-CREF Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the TIAA-CREF Transaction; the strategic plan for Nuveen, including any financing arrangements following the TIAA-CREF Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the TIAA-CREF Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the TIAA-CREF Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the TIAA-CREF Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and the Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with certain key investment personnel managing Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee and the Closed-End Funds Committee). The Open-End Funds Committee and the Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain Nuveen Asset Management equity and fixed income teams in September 2013 and met with the Nuveen Asset Management municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Target Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Target Funds and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the funds and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the TIAA-CREF Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Target Funds’ Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.     Nature, Extent and Quality of Services

1.     The Original Advisory Agreements

In considering renewal of the Original Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Target Fund performance) and administrative services. The

Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Target Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to the Target Funds; the performance record of the Target Funds (as described in further detail below); and any initiatives Nuveen had taken for the applicable open-end or closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Target Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Target Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management, and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group, enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen’s continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen’s support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Target Funds. In reviewing the portfolio advisory services provided to each Target Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Target Funds and developments affecting the Sub-Adviser or the Target Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things: the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Target Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Target Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Target Funds under each applicable Original Advisory Agreement were satisfactory.

2.	The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Target Funds and their shareholders by the respective Fund Advisers is expected as a result of the TIAA-CREF Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the TIAA-CREF Transaction on the operations, facilities, organization and personnel of the respective Fund Advisers; the ability of the Fund Adviser to perform its duties after the TIAA-CREF Transaction, including any changes to the level or quality of services provided to the Target Funds; the potential implications of any additional regulatory requirements imposed on the Fund Adviser or the Nuveen funds following the TIAA-CREF Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Target Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Target Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the TIAA-CREF Transaction also does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The Sub-Adviser for the Target Funds will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities for each Target Fund’s investment portfolio, all on behalf of the Target Funds and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the TIAA-CREF Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the TIAA-CREF Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the TIAA-CREF Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the TIAA-CREF Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF complex, and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the TIAA-CREF Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the TIAA-CREF Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the TIAA-CREF Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the Nuveen funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the respective Target Funds under each applicable New Advisory Agreement were satisfactory and supported approval of the New Advisory Agreements.

B.	The Investment Performance of the Target Funds and Fund Advisers

1.	The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Target Fund over various time periods. The Board reviewed reports, including an analysis of the Target Funds’ performance and the applicable investment team. In considering the Target Funds’ performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Target Fund’s historic investment performance as well as information comparing the Target Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

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The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

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Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

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The investment experience of a particular shareholder in the funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

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The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. In addition, a fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.(1) While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and

1.	The Board recognized that the Adviser considered a Fund to have outperformed or underperformed its benchmark if the Fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds.)

considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that Enhanced Premium & Income had demonstrated generally favorable performance in comparison to peers, performing in the first quartile over the one-, three- and five-year periods. The Board noted that Premium & Dividend Income also had demonstrated generally favorable performance in comparison to peers, performing in the first quartile over the one- and three-year periods and in the second quartile over the five-year period. Notwithstanding the foregoing, the Board of the Target Funds approved and recommended to shareholders the Reorganizations of the Target Funds to, among other things, eliminate product overlap and create a single, highly scaled offering better aligned with investor needs and preferences. See the Section entitled “Proposal No. 2—C. Information About the Reorganizations—Reasons for the Reorganizations.”

Based on their review, the Independent Board Members determined that each Target Fund’s investment performance had been satisfactory.

2.	The New Advisory Agreements

With respect to the performance of the Target Funds, the Board considered that the portfolio investment personnel responsible for the management of the Target Funds’ portfolios were expected to continue to manage the portfolios following the completion of the TIAA-CREF Transaction and the investment strategies of the Target Funds were not expected to change as a result of the TIAA-CREF Transaction (subject to changes unrelated to the TIAA-CREF Transaction that are approved by the Board and/or shareholders, such as the Reorganizations of the Target Funds). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.	Fees, Expenses and Profitability

1.	Fees and Expenses

The Board evaluated the management fees and expenses of each Target Fund, reviewing, among other things, each Target Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Target Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Target Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Target Fund.

2.	Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen funds (as described above) and while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Target Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Target Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Target Funds, the Independent Board Members believe such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including Nuveen Asset Management, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Nuveen funds. Based on their review of the overall fee arrangements of each Target Fund, the Independent Board Members determined that the advisory fees and expenses of the Target Funds were reasonable.

4.	The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the TIAA-CREF Transaction not to increase contractual management fees for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the TIAA-CREF Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under the New Advisory Agreements were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, the Board recognized that it is difficult to predict with any degree of certainty the impact of the TIAA-CREF Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the New Advisory Agreements would continue to be reasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.	The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2.	The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide break point levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.	Indirect Benefits

1.	The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Target Funds. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. The Target Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Target Funds’ portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Target Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Target Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Target Funds were reasonable and within acceptable parameters.

2.	The New Advisory Agreements

The Independent Board Members noted that as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the TIAA-CREF Transaction, such indirect benefits should remain after the TIAA-CREF Transaction. The Independent Board Members further noted the benefits the TIAA-CREF Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.	Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the TIAA-CREF Transaction not to increase contractual management fees for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•

The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the TIAA-CREF Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the TIAA-CREF Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Target Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.	Approval of Interim Advisory Agreements

At the Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and the Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and the Interim Sub-Advisory Agreements will take effect upon the closing of the TIAA-CREF Transaction if shareholders have not yet approved the New Investment Management Agreements and the New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Target Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, if any, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, if any, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, if any, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if any, are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s declaration of trust relating to such higher votes are in the best interests of the Acquiring Fund.

The Acquiring Fund’s declaration of trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund’s declaration of trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Acquiring Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. See “Proposal No. 1.”

The provisions of the Acquiring Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund’s declaration of trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Acquiring Fund’s declaration of trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, if any, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding, if any (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of the Acquiring Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Joint Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund intends to elect to be treated, and intends to qualify each year, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders.

The Acquiring Fund invests primarily in equity securities. The Acquiring Fund may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. A portion of the Acquiring Fund’s distributions to shareholders from its investments may qualify for the dividends-received deduction available to corporate shareholders and as “qualified dividend income” to noncorporate shareholders; provided certain holding period and other requirements are satisfied. Distributions in excess of the Acquiring Fund’s current and accumulated earnings and profits will represent a return of capital for federal income tax purposes to the extent of the shareholder’s basis in the shares and thus will generally not be taxable to the shareholder. To the extent such distributions exceed the shareholder’s basis in the shares, they will be treated as gain from the sale of such shares and will be treated as capital gain (assuming the shares are held as a capital asset).

In order for some portion of the dividends received by an Acquiring Fund shareholder to be qualified dividend income, the Acquiring Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet the same holding period and other requirements with respect to the shareholder’s Acquiring Fund shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held (or treated as held) for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, dividends of net investment income received by corporate shareholders of the Acquiring Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Acquiring Fund from domestic corporations for the taxable year. A dividend received by the Acquiring Fund will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Acquiring Fund has held (or is treated as holding) for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Acquiring Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Acquiring Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

The straddle rules discussed below could cause distributions that would otherwise qualify for the dividends-received deduction or constitute qualified dividend income to fail to satisfy the applicable holding period requirements.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Distributions declared by the Acquiring Fund to shareholders of record in October, November or December and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders in the year the distributions were declared.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses)

for the one-year period ending October 31 of the calendar year, and (iii) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

Each shareholder will receive an annual statement summarizing the shareholder’s distributions.

The Acquiring Fund’s investments may be subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain Acquiring Fund investments or distributions.

Some of the Acquiring Fund’s index call options may be considered “section 1256 contracts.” Code section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Acquiring Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position that is a section 1256 contract at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Acquiring Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most index call options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Acquiring Fund’s call options that do not qualify as section 1256 contracts under the Code generally will be governed by Code section 1234. Pursuant to Code section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Acquiring Fund. If the Acquiring Fund enters into a closing transaction, the difference between the premium received for writing the option, and the amount paid to close out its position generally is short-term capital gain or loss.

Offsetting positions held by the Acquiring Fund involving certain derivative instruments, such as options, forward, and futures, as well as its long and short positions in portfolio securities, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. For instance, a straddle can arise if the Acquiring Fund writes a covered call option on a stock (i.e., a call on a stock owned by the Acquiring Fund), or writes a call option on a stock index to the extent the Acquiring Fund’s stock holdings (and any subset thereof) and the index on which it has written a call overlap sufficiently to constitute a straddle under applicable Treasury Regulations. The tax treatment of “straddles” is governed by section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of section 1256 described above. If the Acquiring Fund is treated as entering into a “straddle” and at least one (but not all) of the Acquiring Fund’s positions in derivative contracts comprising a part of such straddle is a section 1256 contract, described above, then such straddle could be characterized as a “mixed straddle.” The Acquiring Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Acquiring Fund, losses realized by the Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle can cause the holding periods to be tolled on the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements described above. Furthermore, the Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Acquiring Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders, and may result in significant differences from the amount, timing and/or character of distributions that would have been made by the Acquiring Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If the Acquiring Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Acquiring Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Acquiring Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Acquiring Fund’s taxable year and the Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Net Asset Value

The Acquiring Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the NYSE (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Acquiring Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

For purposes of determining the net asset value of the Acquiring Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic exchanges, including the NASDAQ, are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Prices of certain American Depositary Receipts (“ADRs”) that trade only in limited volume in the U.S. are valued based on the mean between the most recent bid and ask price of the underlying foreign-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and foreign exchange rate, and from time to time may be adjusted further to take into account material events that may take place after the close of the local foreign market but before the close of the NYSE.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by the Adviser or the Sub-Adviser to be OTC are valued at the mean of the current bid and asked prices as reported by OTC Market Group or such other comparable source as the Board deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also OTC, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board, or its designee, may determine the fair value for the security.

The Acquiring Fund normally values index options at the average of the closing bid and the asked quotations. Under normal circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. If the Sub-Adviser determines that closing index option quotations do not reflect index option values as of the close of the NYSE, the Board, or its designee, will determine the fair value for the index option.

If the Acquiring Fund invests in senior loans or other debt securities, the Fund may use an independent pricing service to value most senior loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Acquiring Fund will use the fair value method to value senior loans or other debt securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value.

Securities that are fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

Legal Opinions

Certain legal matters in connection with the issuance of common shares of the Acquiring Fund pursuant to the Agreement and Plan of Reorganization will be passed upon by Bingham McCutchen, LLP, Boston, Massachusetts.

Experts

The financial statements of the Target Funds appearing in the Funds’ respective Annual Reports for the fiscal year ended December 31, 2013 are incorporated herein. The financial statements have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to the Target Funds. The principal business address of PricewaterhouseCoopers LLP is 1 North Upper Wacker Drive, Chicago, Illinois 60606.

GENERAL INFORMATION

Attending the Annual Meeting

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold you shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Funds at (877) 821-2278 to obtain directions to the site of the Annual Meeting.

Outstanding Shares of the Target Funds and the Acquiring Fund

The following table sets forth the number of outstanding common shares and certain other share information of each Fund as of July 24, 2014.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Enhanced Premium & Income:
Common shares	1,000,000,000	—	[•]
Premium & Dividend Income:
Common shares	100,000,000	—	[•]
Acquiring Fund:
Common shares	Unlimited	—	—

The common shares of Enhanced Premium & Income and Premium & Dividend Income are listed and trade on the NYSE under the ticker symbols DPO and DPD, respectively. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE under the ticker symbol DIAX.

Shareholders of the Target Funds

As of December 31, 2013, the members of the Board and officers of each Target Fund as a group owned less than 1% of the total outstanding common shares.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Target Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before July 24, 2014. The estimated pro forma information presented is calculated assuming that outstanding common shares were as of December 31, 2013.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Estimated Pro Forma Common Shares of Acquiring Fund
Enhanced Premium & Income—Common Shares	First Trust Portfolios, L.P., First Trust Advisors L.P. and The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187(1)	1,398,565	5.02%	[	•]%
Premium & Dividend Income—Common Shares	First Trust Portfolios, L.P., First Trust Advisors L.P. and The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187(2)	973,890	8.11%	[	•]%

(1)	Based on a Schedule 13G filed on January 7, 2014.
(2)	Based on an amended Schedule 13G filed on February 4, 2014.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE, NYSE MKT or NASDAQ, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Target Fund, each Target Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Target Funds, no shareholder of a Target Fund owns more than 10% of a registered class of a Target Fund’s equity securities, except as provided under “—Shareholders of the Target Funds” above.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Target Funds pro rata based on the projected net benefit and cost savings to each Target Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Target Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2015 annual meeting of shareholders of the Target Funds (or if the Reorganizations are consummated, the Acquiring Fund), a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [•], 2015. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund not later than [•], 2015 or prior to [•], 2015. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Reorganizations are consummated, the Target Funds will cease to exist and will not hold a 2015 annual meeting. However, in that event, the shareholders of the Target Funds will become shareholders of the Acquiring Fund, which will hold a 2015 annual meeting. If the Reorganizations are not approved or are not consummated, each Target Fund will hold its 2015 annual meeting of shareholders, expected to be held in April 2015.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is December 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 19, 2014.

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/ Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Target Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Target Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Target Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals, except for the election of trustees. A signed proxy card or other authorization by a beneficial owner of shares of a Target Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

APPENDIX A

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Target Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Dollar Range of Equity Securities
Board Member Nominees	Enhanced Premium & Income	Premium & Dividend Income	Aggregate Range of Equity; Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)
Board Members/Nominees who are not interested persons of the Target Funds
Robert P. Bremner	$0	$0	Over $100,000
Jack B. Evans	$0	$0	Over $100,000
William C. Hunter	$0	$0	Over $100,000
David J. Kundert	$0	$0	Over $100,000
John K. Nelson(2)	$0	$0	$0
William J. Schneider	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	Over $100,000
Carole E. Stone	$0	$0	Over $100,000
Virginia L. Stringer	$0	$0	Over $100,000
Terence J. Toth	$0	$0	Over $100,000

Board Members/Nominees who are interested person of the Target Funds
William Adams IV(2)	$0	$0	Over $100,000
Thomas S. Schreier Jr.(2)	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member in the Target Funds and in all Nuveen funds overseen by each Board Member.
(2)	Board Members Adams, Nelson and Schreier were appointed as Board Members of each Target Fund effective September 1, 2013.

A-1

The following table sets forth, for each Board Member nominee and for the Board Member nominees and officers as a group, the amount of shares beneficially owned in each Target Fund as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.

Fund Shares Owned By Board Members And Officers(1)
Board Member Nominees	Enhanced Premium & Income	Premium & Dividend Income
Board Members/Nominees who are not interested persons of the Target Funds
Robert P. Bremner	0	0
Jack B. Evans	0	0
William C. Hunter	0	0
David J. Kundert	0	0
John K. Nelson(2)	0	0
William J. Schneider	0	0
Judith M. Stockdale	0	0
Carole E. Stone	0	0
Virginia L. Stringer	0	0
Terence J. Toth	0	0

Board Members/Nominees who are interested person of the Target Funds
William Adams IV(2)	0	0
Thomas S. Schreier Jr.(2)	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Joint Proxy Statement/Prospectus.
(2)	Board Members Adams, Nelson and Schreier were appointed as Board Members of each Target Fund effective September 1, 2013.

A-2

APPENDIX B

NUMBER OF BOARD AND COMMITTEE MEETING

SHELD DURING EACH TARGET FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Funds Committee
Enhanced Premium & Income	6	7	0	4	6	4	6	4
Premium & Dividend Income	6	7	0	4	6	4	6	4

B-1

APPENDIX C

NUVEEN FUND BOARD AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen (or its affiliates) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

A.        Reviewing and discussing the annual audited financial statements and semiannual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

B.        Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

C.        Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

D.        Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

E.        Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

F.        Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

G.        Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

H.        Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

A.        Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

B.        Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

C.        Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

D.        Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

E.        Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

F.        Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

G.        Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

H.        Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

A.        Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

B.        Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

A.        The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

B.        Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

C.        Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

D.        Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

E.        Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

F.        Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

G.        Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

H.        Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

I.        Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

A.        Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

B.        Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

C.        Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

D.        Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

E.        Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

F.        Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

G.        Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

H.        Performing any special reviews, investigations or oversight responsibilities requested by the Board.

I.        Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

J.        Undertaking an annual review of the performance of the Audit Committee.

K.        Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

APPENDIX D

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this         day of             , 2014 by and among Nuveen Dow 30SM Dynamic Overwrite Fund, a Massachusetts business trust (the “Acquiring Fund”), and each of Dow 30SM Enhanced Premium & Income Fund Inc., a Maryland corporation (“Enhanced Premium & Income” or a “Target Fund”), and Dow 30SM Premium & Dividend Income Fund Inc., a Maryland corporation (“Premium & Dividend Income” or a “Target Fund” and, together with Enhanced Premium & Income, the “Target Funds”). The Acquiring Fund and each Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”), as set forth in this Agreement, and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the pro rata distribution of all the Acquiring Fund Common Shares received by the Target Fund to the holders of common shares of the Target Fund as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and, together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had de minimis assets and will have carried on no business activities prior to the consummation of the transactions described herein, other than as necessary to complete the transactions contemplated hereby; and

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Common Shares; and

WHEREAS, the Board of Directors of each Target Fund (each, a “Target Fund Board”) has determined that the applicable Reorganization is in the best interests of the respective Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH TARGET FUND IN EXCHANGE FOR ACQUIRING FUND COMMON SHARES AND THE ASSUMPTION OF THE LIABILITIES OF EACH TARGET FUND AND TERMINATION AND LIQUIDATION OF EACH TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to such Target Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (ii) to assume substantially all of the liabilities of such Target Fund, if any, as set forth in Section 1.3. Such transactions shall take place at the closings provided for in Section 3.1 (each, a “Closing” and, together, the “Closings”).

1.2        ASSETS TO BE TRANSFERRED.    Each Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that each Target Fund shall retain assets sufficient to pay the dividend or dividends set forth in Section 8.5.

Each Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Target Fund with a list of the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objectives, policies, and/or restrictions. Each Target Fund, if requested by the Acquiring Fund, will dispose of such securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund(s) holding such securities, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date; provided, however, that if both Target Funds hold such securities, the Acquiring Fund shall apportion all such sales between the Target Funds in a reasonable manner. Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the respective Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of its Reorganization as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of such Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the dividend(s) set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of each Target

Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the dividend(s) set forth in Section 8.5.

1.4        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) each Target Fund will distribute in complete liquidation of the Target Fund, pro-rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by such Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to the Liquidation Date (“Interim Dividends”)); and (b) each Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below. Such distributions will be accomplished by the transfer of the Acquiring Fund Common Shares then credited to the account of each Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Common Shareholders and representing, in the case of each Target Fund Common Shareholder, such shareholder’s pro-rata share of the Acquiring Fund Common Shares received by such Target Fund, and by paying to Target Fund Common Shareholders any Interim Dividends on such transferred shares. All issued and outstanding common shares of each Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Common Shares in connection with such transfers, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Common Shares.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Common Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Common Shares in a name other than the registered holder of a Target Fund’s common shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Common Shares are to be issued and transferred.

1.7        TERMINATION.    Each Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Maryland state law promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

1.8        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund.

1.9        BOOKS AND RECORDS.    All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the respective Target Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share at the Valuation Time shall be equal to the net asset value per common share of Premium & Dividend Income as computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Board of Directors of Premium & Dividend Income or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for a Target Fund’s assets transferred to the Acquiring Fund shall be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of such fractional shares, Target Fund Common Shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by each Target Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders on the Closing Date after a Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Target Fund are listed or another exchange on which the portfolio securities of a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Target Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5         COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing shall occur on             , 2014 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m. Central time on the Closing Date. Each Closing shall be held as of 7:59 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund shall cause State Street, as custodian for such Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        Each Target Fund shall issue and deliver or cause State Street, in its capacity as transfer agent with respect to common shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares of such Target Fund, and the number and percentage ownership of outstanding common shares owned by each such Target Fund Common Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause State Street, in its capacity as transfer agent with respect to common shares, to issue and deliver to each Target Fund a confirmation evidencing the Acquiring Fund Common Shares to be credited on the Closing Date to the Secretary of each Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Common Shares have been credited to each Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Reorganization as follows:

(a)        The Target Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Target Fund’s Articles of Incorporation, By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of December 31, 2013 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of December 31, 2013, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)        The authorized capital of the Target Fund consists of the shares set forth in Exhibit A. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(j)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The authorized capital of the Acquiring Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share, and an unlimited number of preferred shares of beneficial interest, par value $0.01 per share. The Acquiring Fund has no outstanding shares as of the date hereof and will have one outstanding share as of the Closing, no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(f)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(g)        The Acquiring Fund Common Shares to be issued and delivered to each Target Fund for the account of Target Fund Common Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Common Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(h)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(i)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(j)        The Acquiring Fund (i) has filed an election to be treated as an association taxable as a corporation for federal income tax purposes for its taxable year that will include the Closing Date, (ii) will elect to be taxed as a RIC and will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (iii) will be eligible to compute its federal income tax under Section 852 of the Code for its taxable year that includes the Closing Date, and (iv) will be treated as a separate corporation for federal income tax purposes for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year.

(k)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

(l)        The Acquiring Fund has no assets, and will have no assets prior to the Closing other than in connection with issuing one share to the initial shareholder, and has engaged in no activities other than as necessary to consummate the transactions hereunder.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, each Target Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    Each Target Fund will call a meeting of its respective shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Target Fund covenants that the Acquiring Fund Common Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, each Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by such Target Fund’s Controller, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Target Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds or the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinions contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants, and warranties of each Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        Each Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller of the Target Fund.

7.3        Prior to the Valuation Time, each Target Fund shall have declared the dividends and/or distributions contemplated by Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Target Fund and the Acquiring Fund hereunder shall also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Articles of Incorporation and By-Laws.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6        The Target Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Common Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Common Shares to be issued and delivered to each Target Fund on behalf of its Target Fund Common Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Bingham McCutchen LLP.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        Each Target Fund is a corporation validly existing and in good standing under the laws of the State of Maryland.

(b)        Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(d)        With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Articles of Incorporation or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Articles of Incorporation and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the State of Maryland, Vedder Price P.C. may rely on the opinions of K&L Gates LLP.

8.8        With respect to each Reorganization, the Funds participating in such Reorganization shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of substantially all of the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund followed by the distribution to Target Fund Common Shareholders of all the Acquiring Fund Common Shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common

Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Common Shares to Target Fund Common Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Common Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Common Shares in the Reorganization, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Common Shares received by each Target Fund Common Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Common Shares received by each Target Fund Common Shareholder (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund Common Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinions shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated between the Target Funds pro-rata based on the projected relative benefits to each Target Fund during the first year following the Reorganizations, and each Target Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by a Target Fund Board or the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”). In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or a Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Common Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to the Acquiring Fund, it is expressly agreed that the obligations of such Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of such Fund personally, but shall bind only the property of such Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund Board, and this Agreement has been signed by authorized officers of the Acquiring Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in its Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and shall constitute a separate agreement between each Target Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND

By:
		Name:	Kevin J. McCarthy
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

By:
		Name:	Kevin J. McCarthy
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

By:
		Name:	Kevin J. McCarthy
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

EXHIBIT A

CAPITALIZATION OF TARGET FUNDS

Target Fund	Authorized Common Shares	Authorized Preferred Shares

Enhanced Premium & Income	1,000,000,000	0

Premium & Dividend Income	100,000,000	0

APPENDIX E

DATES RELATING TO ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

Fund	Date of Original Investment Management Agreement	Date Original Investment Management Agreement Last Approved by Shareholders	Date Original Investment Management Agreement Last Approved For Continuance by Board
Enhanced Premium & Income	October 6, 2010	September 8, 2010	April 30, 2014
Premium & Dividend Income	October 6, 2010	September 8, 2010	April 30, 2014

E-1

APPENDIX F

FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of this          day of             , 2014, by and between [FUND NAME], a Maryland corporation (the “Fund”), and NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.        The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of Directors of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of 1940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, diversified management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.        For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of the Fund-Level Fee and the Complex-Level Fee.

A.        The Fund-Level Fee shall be computed by applying the following annual rate to the average total daily managed assets of the Fund:

Average Total Daily Managed Assets(1)	Rate
Up to $500 million	.7000%
$500 to $1 billion	.6750%
$1 billion to $1.5 billion	.6500%
$1.5 billion to $2 billion	.6250%
$2 billion and over	.6000%

(1)	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

B.        The Complex-Level Fee shall be calculated by reference to the daily net assets of the Eligible Funds, as defined below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the fund, such leveraging net assets) (“Complex-Level Assets”), pursuant to the following annual fee schedule:

Complex-Level Managed Assets Breakpoint Level ($ million)	Effective Rate at Breakpoint Level
55,000.2000%
56,000.1996%
57,000.1989%
60,000.1961%
63,000.1931%
66,000.1900%
71,000.1851%
76,000.1806%
80,000.1773%
91,000.1691%
125,000.1599%
200,000.1505%
250,000.1469%
300,000.1445%

C.        “Eligible Funds,” for purposes of this Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund, will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not these acquired funds would be included in the Nuveen complex of Eligible Funds and, if so, whether there would be a basis for any adjustments to the complex-level breakpoints.

D.        For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.        The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as directors, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4.        Subject to applicable statutes and regulations, it is understood that officers, directors, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as directors, officers or agents.

5.        The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.        The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7.        This Agreement shall continue in effect until August l, 2015, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9.        Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

10.        This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

[FUND NAME]

		By:	Vice President

Attest:	Assistant Secretary

NUVEEN FUND ADVISORS, LLC

		By:	Managing Director

Attest:	Assistant Secretary

APPENDIX G

INVESTMENT MANAGEMENT FEE INFORMATION

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of December 31, 2013, the complex-level fee rate for each Fund was 0.1686%.

G-1

Fund-Level Fee Rates, Management Fees Paid and Managed Assets

Fund	Fiscal Year End	Fund Average Daily Managed Assets*	Fund Level Fee Rate		Fees Paid to the Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013
Enhanced Premium & Income	12/31	For the first $500 million For the next $500 million For the next $500 million For the next $500 million For Managed Assets over $2 billion	0.7000 0.6750 0.6500 0.6250 0.6000	% % % % %	$3,086,335	$389,259,445
Premium & Dividend Income	12/31	For the first $500 million For the next $500 million For the next $500 million For the next $500 million For Managed Assets over $2 billion	0.7000 0.6750 0.6500 0.6250 0.6000	% % % % %	$1,630,850	$199,699,166

*	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

G-2

APPENDIX H

DATES RELATING TO ORIGINAL SUB-ADVISORY AGREEMENTS

Fund	Sub-Adviser	Date of Original Sub-Advisory Agreement	Date Original Investment Sub-Advisory Agreement Last Approved by Shareholders	Date Original Sub-Advisory Agreement Last Approved For Continuance by Board

Enhanced Premium & Income	Nuveen Asset Management	October 28, 2010	September 8, 2010	April 30, 2014

Premium & Dividend Income	Nuveen Asset Management	October 28, 2010	September 8, 2010	April 30, 2014

H-1

APPENDIX I

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this         day of             , 2014, by and between Nuveen Fund Advisors, LLC a Delaware limited liability company and a federally registered investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, a Delaware limited liability company and a federally registered investment adviser (the “Sub-Adviser”).

WHEREAS, the Adviser serves as the investment adviser for [FUND NAME] (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an Investment Management Agreement between the Adviser and the Fund (as such agreement may be modified from time to time, the “Management Agreement”); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.        Appointment.    The Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.        Services to be Performed.    Subject always to the supervision of the Adviser and the Fund’s Board of Trustees, the Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and consistent with the investment objectives, policies and restrictions of the Fund, as such objectives, policies and restrictions may subsequently be changed by the Fund’s Board of Trustees and publicly described and as the Sub-Adviser is notified of such changes. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions. The Adviser will provide the Sub-Adviser with current copies of the Fund’s Declaration of Trust and By-laws and any amendments thereto, and any written objectives, policies, procedures or limitations as they may be relevant to the Sub-Adviser’s performance under this Agreement. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. The Sub-Adviser will report to the Fund’s Board of Trustees and to the Adviser with respect to the implementation of such program.

The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities in which assets of the Fund allocated by the Adviser to the Sub-Adviser are invested consistent with the Sub-Adviser’s proxy voting guidelines, as in effect from time to time, and the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund’s shares were voted, including the name of the corresponding issuers.

The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research and other services, if any, that may be provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund’s portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser or the Sub-Adviser, except as may be permitted under the 1940 Act.

The Sub-Adviser further agrees that it:

(a)        will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)        will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)        will report regularly to the Adviser and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Fund including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund’s portfolio allocated to the Sub-Adviser and the performance of the Fund’s investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by the Adviser;

(d)        will prepare such books and records with respect to the Fund’s securities transactions for the portion of the Fund’s investment portfolio allocated to Sub-Adviser as reasonably requested by Manager and will furnish Manager and the Fund’s Board of Trustees such periodic and special reports as Manager or the Board may reasonably request;

(e)        will monitor the pricing of portfolio securities and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Adviser promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in the Sub-Adviser’s portion of the portfolio; and in addition, the Sub-Adviser will assist the Adviser in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities; and

(f)        will not consult with any other sub-adviser of the Fund or any other sub-adviser to a fund under common control with the Fund concerning transactions of the Fund in securities or other assets.

3.        Representations of the Adviser.    The Adviser hereby represents that it:

(a)        is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and will continue to be so registered for so long as this Agreement remains in effect;

(b)        is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services for the Fund;

(c)        has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements and any applicable requirements of any regulatory or industry self-regulatory agency which are necessary to be met in order to perform investment advisory services for the Fund; and

(d)        will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

4.        Representations of the Sub-Adviser.    The Sub-Adviser hereby represents that it:

(a)        is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(b)        is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services for the Fund;

(c)        has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements and any applicable requirements of any regulatory or industry self-regulatory agency which are necessary to be met in order to perform investment advisory services for the Fund; and

(d)        will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.        Expenses.    During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.

6.        Compensation.    For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a per annum portfolio management fee of 0.39% of the Sub-Adviser’s allocation of the Fund’s managed assets. “Managed assets” for this purpose means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage).

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual fee rate, and multiplying this product by the managed assets of the Fund allocated by the Adviser to the Sub-Adviser, determined in the manner established by the Fund’s Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

7.        Services to Others.    The Adviser understands, and has advised the Fund’s Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to other investment portfolios, including investment companies, provided that whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each. The Adviser recognizes, and has advised the Fund’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, the Adviser understands, and has advised the Fund’s Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts. The Sub-Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1 of the 1940 Act, and shall not be subject to any other code of ethics, including the Adviser’s code of ethics, unless specifically adopted by the Sub-Adviser.

8.        Limitation of Liability.    The Sub-Adviser shall not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.        Term; Termination; Amendment.    This Agreement shall remain in full force until August 1, 2015, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser on no less than sixty (60) days’ written notice to the Sub-Adviser. This Agreement may be terminated at any time without the payment of any penalty by the Sub-Adviser on no less than sixty (60) days’ written notice to the Adviser. This Agreement may also be terminated by the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than sixty (60) days’ written notice to the Sub-Adviser by the Fund.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Adviser or the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the representations of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to the effective date of such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Adviser and the Fund is terminated, assigned or not renewed.

10.        Notice.    All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Adviser or Sub-Adviser, as the case may be, or such other person as a party shall designate by notice to the other parties.

11.        Miscellaneous.    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

12.        Applicable Law.    This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

IN WITNESS WHEREOF, Manager and Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC		NUVEEN ASSET MANAGEMENT, LLC
By:		By:
Name:		Name:
Title:	Managing Director	Title:	Managing Director

APPENDIX J

SUB-ADVISORY FEE RATES AND SUB-ADVISORY FEES PAID

Fund	Fiscal Year End	Sub-Adviser	Annual Sub-Advisory Fee Rate	Fees Paid to the Sub-Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013
Enhanced Premium & Income	12/31	Nuveen Asset Management	0.39% of the Fund’s managed assets	$1,387,241	$389,259,445
Premium & Dividend Income	12/31	Nuveen Asset Management	0.39% of the Fund’s managed assets	$733,036	$199,699,166

J-1

APPENDIX K

FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY NUVEEN ASSET MANAGEMENT WITH SIMILAR INVESTMENT OBJECTIVES AS THE TARGET FUNDS

None.

K-1

APPENDIX L

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER AND SUB-ADVISERS

	Principal Executive Officer and Directors			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser/Sub-Adviser
Adviser/Sub-Adviser	Name	Address	Principal Occupation
Nuveen Fund Advisors	William Adams IV Thomas S. Schreier, Jr.	333 W. Wacker Dr. Chicago, IL 60606 333 W. Wacker Dr. Chicago, IL 60606	Co-President Co-President	Gifford R. Zimmerman Margo L. Cook Stephen D. Foy Scott S. Grace Kevin J. McCarthy Kathleen L. Prudhomme William Adams IV Thomas S. Schreier, Jr.

Nuveen Asset Management	Thomas S. Schreier, Jr. William T. Huffman	333 W. Wacker Dr. Chicago, IL 60606 333 W. Wacker Dr. Chicago, IL 60606	Chairman President	Gifford R. Zimmerman Scott S. Grace Kevin J. McCarthy Kathleen L. Prudhomme Thomas S. Schreier, Jr.

L-1

APPENDIX M

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the life of the Funds.

Enhanced Premium & Income

The following financial highlights table is intended to help you understand Enhanced Premium & Income’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. Except where noted, the information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of December 31, 2013, including the financial highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The Annual Report may be obtained without charge by calling (800) 257-8787.

	Year Ended December 31,
Per Share Operating Performance	2013	2012	2011	2010	2009	2008	2007(d)
Beginning Net Asset Value	$11.30	$10.99	$10.93	$10.35	$9.99	$17.75	$19.10

Investment Operations:
Net Investment Income (Loss)(a)	0.18	0.19	0.17	0.15	0.20	0.26	0.15
Net Realized/Unrealized Gain (Loss)	3.36	0.99	0.85	1.45	2.16	(6.02)	(0.48)

Total	3.54	1.18	1.02	1.60	2.36	(5.76)	(0.33)

Less Distributions:
From Net Investment Income	(0.53)	(0.38)	(0.71)	(0.63)	(0.20)	(0.26)	(0.15)
From Accumulated Net Realized Gains	—	—	—	—	—	—	(0.05)
Return of Capital	(0.34)	(0.49)	(0.25)	(0.39)	(1.80)	(1.74)	(0.80)

Total	(0.87)	(0.87)	(0.96)	(1.02)	(2.00)	(2.00)	(1.00)

Offering Costs	—	—	—	—	—	— *	(0.02)

Ending Net Asset Value	$13.97	$11.30	$10.99	$10.93	$10.35	$9.99	$17.75

Ending Market Value	$13.13	$10.73	$10.16	$10.38	$10.94	$8.89	$15.98

Total Returns:
Based on Net Asset Value(b)	32.18%	10.78%	9.75%	16.67%	26.48%	(34.33)%	(1.58)%
Based on Market Value(b)	31.31%	14.24%	7.02%	4.95%	50.23%	(35.09)%	(15.38)%

Ratios/Supplemental Data
Ending Net Assets (000)	$389,259	$314,812	$306,134	$302,657	$285,171	$268,628	$475,312
Ratios to Average Net Assets
Expenses	0.99%	0.99%	1.01%	1.06%	1.08%	1.03%	1.03%**
Net Investment Income (Loss)	1.38%	1.62%	1.52%	1.43%	2.11%	1.83%	1.38%**
Portfolio Turnover Rate(c)	71%	44%	3%	—	6%	12%	8%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

For the fiscal years ended December 31, 2009, and prior, the Fund's Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Investment Advisers, LLC, the Fund's previous investment adviser. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5–Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.
(d)	For the period May 30, 2007 (commencement of operations) through December 31, 2007.
*	Rounds to less than $.01 per share.
**	Annualized.

Premium & Dividend Income

The following financial highlights table is intended to help you understand Premium & Dividend Income’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. The information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of December 31, 2013, including the financial highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The Annual Report may be obtained without charge by calling (800) 257-8787.

	Year Ended December 31,
Per Share Operating Performance	2013	2012	2011	2010	2009	2008	2007	2006	2005(d)
Beginning Net Asset Value	$14.34	$14.23	$14.39	$13.93	$13.20	$19.95	$20.14	$19.13	$19.10

Investment Operations:
Net Investment Income (Loss)(a)	0.22	0.25	0.23	0.22	0.26	0.29	0.25	0.25	0.19
Net Realized/Unrealized Gain (Loss)	3.12	0.92	0.77	1.48	2.27	(5.24)	1.36	2.56	0.94

Total	3.34	1.17	1.00	1.70	2.53	(4.95)	1.61	2.81	1.13

Less Distributions:
From Net Investment Income	(0.54)	(0.53)	(0.30)	(0.35)	(0.26)	(0.29)	(0.47)	(0.25)	(0.18)
From Accumulated Net Realized Gains	(0.43)	—	—	—	—	(1.43)	(0.04)	—	(0.28)
Return of Capital	(0.09)	(0.53)	(0.86)	(0.89)	(1.54)	(0.08)	(1.29)	(1.55)	(0.60)

Total	(1.06)	(1.06)	(1.16)	(1.24)	(1.80)	(1.80)	(1.80)	(1.80)	(1.06)

Offering Costs	—	—	—	—	—	—	—	— *	(0.04)

Ending Net Asset Value	$16.62	$14.34	$14.23	$14.39	$13.93	$13.20	$19.95	$20.14	$19.13

Ending Market Value	$15.57	$13.25	$13.12	$14.53	$14.74	$12.99	$17.91	$20.96	$18.15

Total Returns:
Based on Net Asset Value(b)	23.93%	8.27%	7.27%	13.03%	20.59%	(25.93)%	8.42%	15.54%	5.86	%(e)
Based on Market Value(b)	26.09%	9.04%	(1.86)%	7.87%	29.66%	(18.80)%	(6.48)%	(26.74)%	(4.08)%

Ratios/Supplemental Data
Ending Net Assets (000)	$199,699	$172,266	$171,003	$172,293	$165,397	$153,527	$230,464	$231,007	$217,545
Ratios to Average Net Assets Expenses	1.01%	1.00%	1.02%	1.10%	1.14%	1.08%	1.07%	1.10%	1.12	%**
Net Investment Income (Loss)	1.42%	1.73%	1.63%	1.59%	2.02%	1.72%	1.23%	1.30%	1.44	%**
Portfolio Turnover Rate(c)	21%	3%	—	—	6%	11%	0%	0%	18%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
For the fiscal years ended December 31, 2009, and prior, the Fund's Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Investment Advisers, LLC, the Fund's previous investment adviser. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5–Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.
(d)	For the period April 29, 2005 (commencement of operations) through December 31, 2005.
(e)	In 2005, IQ Investment Advisers, LLC, reimbursed the Fund as a result of a trading/administrative error, which had no impact on total investment return.
*	Rounds to less than $.01 per share.
**	Annualized.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                                                                                               DPD-0914

[FORM OF PROXY]

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VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on September 19, 2014

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DOW 30SM ENHANCED PREMIUM & INCOME FUND INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 19, 2014	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of Dow 30SM Enhanced Premium & Income Fund Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Dow 30SM Enhanced Premium & Income Fund Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on September 19, 2014 at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournments or postponements thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Dow 30SM Enhanced Premium & Income Fund Inc. represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

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Date	DPO_25748_072114-BK9

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Dow 30SM Enhanced Premium & Income Fund Inc.

Shareholders Meeting to Be Held on September 19, 2014.

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In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

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1.	Election of Board Members:			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. William Adams IV	05. David J. Kundert	09. Judith M. Stockdale	☐	☐	☐
	02. Robert P. Bremner	06. John K. Nelson	10. Carole E. Stone
	03. Jack B. Evans	07. William J. Schneider	11. Virginia L. Stringer
	04. William C. Hunter	08. Thomas S. Schreier, Jr.	12. Terence J. Toth

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

				FOR	AGAINST	ABSTAIN
2.	To approve an Agreement and Plan of Reorganization pursuant to which Dow 30SM Enhanced Premium & Income Fund Inc. (the “Target Fund”) would: (i) transfer substantially all of its assets to Nuveen Dow 30SM Dynamic Overwrite Fund, a newly formed Massachusetts business trust (the “Acquiring Fund”), in exchange solely for newly issued common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.			☐	☐	☐

3(a).	To approve a new investment management agreement between Dow 30SM Enhanced Premium & Income Fund Inc. and Nuveen Fund Advisors, LLC.			☐	☐	☐

3(b).	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, with respect to Dow 30SM Enhanced Premium & Income Fund Inc.			☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

DPO_25748_072114-BK9

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on September 19, 2014

Please detach at perforation before mailing.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 19, 2014	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of Dow 30SM Premium & Dividend Income Fund Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Dow 30SM Premium & Dividend Income Fund Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on September 19, 2014 at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournments or postponements thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Dow 30SM Premium & Dividend Income Fund Inc. represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	DPD_25748_072114-BK9

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Dow 30SM Premium & Dividend Income Fund Inc.

Shareholders Meeting to Be Held on September 19, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

1.	Election of Board Members:			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. William Adams IV	05. David J. Kundert	09. Judith M. Stockdale	☐	☐	☐
	02. Robert P. Bremner	06. John K. Nelson	10. Carole E. Stone
	03. Jack B. Evans	07. William J. Schneider	11. Virginia L. Stringer
	04. William C. Hunter	08. Thomas S. Schreier, Jr.	12. Terence J. Toth
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

				FOR	AGAINST	ABSTAIN
2.

To approve an Agreement and Plan of Reorganization pursuant to which Dow 30SM Premium & Dividend Income Fund Inc. (the “Target Fund”) would: (i) transfer substantially all of its assets to Nuveen Dow 30SM Dynamic Overwrite Fund, a newly formed Massachusetts business trust (the “Acquiring Fund”), in exchange solely for newly issued common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

				☐	☐	☐

3(a).	To approve a new investment management agreement between Dow 30SM Premium & Dividend Income Fund Inc. and Nuveen Fund Advisors, LLC.			☐	☐	☐

3(b).	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, with respect to Dow 30SM Premium & Dividend Income Fund Inc.			☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

DPD_25748_072114-BK9

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED JULY 24, 2014

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC. (DPO) DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC. (DPD) AND NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Dow 30SM Enhanced Premium & Income Fund Inc. (“Enhanced Premium & Income”) and Dow 30SM Premium & Dividend Income Fund Inc. (“Premium & Dividend Income” and together with Enhanced Premium & Income, the “Target Funds” and each, a “Target Fund”) in connection with the proposed reorganizations of the Target Funds into Nuveen Dow 30SM Dynamic Overwrite Fund, a newly formed Massachusetts business trust (the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of such Target Fund; and (ii) the pro rata distribution of the newly issued Acquiring Fund common shares received by each Target Fund to its common shareholders as part of the liquidation, dissolution and termination of such Target Fund in accordance with applicable law (each, a “Reorganization” and collectively, the “Reorganizations”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (“SEC”) dated [•], 2014 relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [•], 2014.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees or Board of Directors, as applicable (each, a “Board” or the “Board” and each Trustee or Director, a “Board Member”), without the approval of shareholders.

The Funds have similar investment objectives. The Acquiring Fund’s investment objective is to seek attractive total return with less volatility than the Dow Jones Industrial Average (the “DJIA”). Enhanced Premium & Income’s investment objectives are to provide shareholders with a high level of premium and dividend income and the potential for capital appreciation. Premium & Dividend Income’s investment objective is to provide shareholders with a high level of current income, with a secondary objective of capital appreciation. There can be no assurance that a Fund will achieve its investment objective(s). While the Acquiring Fund’s investment objective includes a volatility component and thereby differs from those of the Target Funds, it is not expected that this difference will result in any significant differences between how the Target Funds’ assets are currently managed and how the Acquiring Fund’s assets will be managed after the Reorganizations.

The Funds have similar investment policies and strategies. Each Fund’s principal equity strategy is to invest in a portfolio of equity securities designed to track the price movements of the DJIA. As the DJIA is a price weighted index, this is typically accomplished by holding the thirty stocks included in the DJIA in approximately the amounts such stocks are weighted in the DJIA and/or other securities or financial instruments that are intended to correlate with the price movements of the DJIA. However, while the Acquiring Fund and Premium & Dividend Income do not employ leverage, Enhanced Premium & Income purchases total return swap contracts and other instruments designed to provide additional investment exposure to the return of the DJIA. Each Fund also employs a dynamic options strategy that involves writing (selling) call options on a variable portion of the Fund’s equity portfolio, to provide incremental cash flow and to reduce the Fund’s overall volatility. However, the Acquiring Fund’s options strategy may cover a larger percentage of the Acquiring Fund’s equity portfolio than the Target Funds’ option strategies (35% to 75% versus 20% to 60%).

The DJIA is an average that tracks the performance of 30 large capitalization companies.

Each Fund’s investment objective(s) are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if applicable, preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

The Acquiring Fund will pursue its investment objective by utilizing a dynamic equity option strategy. Under normal market circumstances, the Acquiring Fund will invest its Managed Assets in an equity portfolio designed to broadly track the return and risk characteristics of the DJIA and apply a dynamic call option overwrite strategy.

The Acquiring Fund’s policy of investing, under normal market circumstances, at least 80% of its Managed Assets in the thirty stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the price movements of the DJIA is not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. However, this policy may only be changed by the Acquiring Fund’s Board following the provision of 60 days’ prior written notice to common shareholders.

The Acquiring Fund’s principal options strategy will consist of selling covered call options on individual securities, index call options and call options on custom baskets of securities and. The Acquiring Fund currently expects to emphasize single name call options on the individual stocks in the DJIA. In addition to writing call options, the Acquiring Fund’s options strategies may include utilizing call spreads. A call spread involves the sale and corresponding purchase of call options on the same underlying security, index or instrument. The Acquiring Fund’s strategy of using the DJIA as the relevant benchmark for its equity portfolio and principal options strategy is not considered fundamental and can be changed without a vote of the common shareholders. However, any use of an alternative index must be approved by the Acquiring Fund’s Board.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) is the Acquiring Fund’s investment adviser, responsible for the Fund’s overall investment strategy and its implementation. The Adviser will oversee Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the Acquiring Fund’s sub-adviser, in its management of the Fund’s portfolio. This oversight will include ongoing evaluation of the Sub-Adviser’s investment performance, portfolio allocations, quality of investment process and personnel, compliance with Acquiring Fund and regulatory guidelines, trade allocation and execution and other factors.

In order to replicate the price movements of the DJIA, the Sub-Adviser will look to invest in an equity portfolio, consisting of the thirty stocks included in the DJIA in approximately the amounts such stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the price movements of the DJIA.

Under normal market circumstances, the Acquiring Fund will sell covered call options on individual securities, index call options and call options on custom baskets of securities. The Acquiring Fund currently expects to emphasize single name call options on the individual stocks in the DJIA. The Acquiring Fund targets an overwrite level of approximately 55% over time, and the overwrite level will vary between 35% and 75% of the value of the Fund’s equity portfolio, based on the portfolio manager’s ongoing assessment of market conditions. In applying the dynamic call option strategy, the Sub-Adviser is responsible for determining the notional value, timing, type and terms of the options strategies used by the Acquiring Fund. The Sub-Adviser actively manages the Acquiring Fund’s options positions. In the Sub-Adviser’s discretion, the Acquiring Fund may purchase back call options or allow them to expire. To determine the options strategies used, the Sub-Adviser considers market factors, such as current market levels and volatility, and option-specific factors, including but not limited to premium/cost, exercise price and expiration. The Sub-Adviser typically seeks to construct a portfolio of call options that is diversified across multiple strike prices and expiration dates based on current market expectations.

Under normal circumstances, the Acquiring Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

There is no assurance that the Acquiring Fund will achieve its investment objective.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, the Acquiring Fund’s portfolio will be composed of the investments described below.

Common Stocks

The Acquiring Fund expects to invest in the thirty common stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA. The Acquiring Fund may also invest in other securities or financial instruments that are intended to correlate with the price movements of the DJIA. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

An investment in the Acquiring Fund should be made with an understanding of the risks that an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of the Fund may decline. The Acquiring Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in the Acquiring Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Acquiring Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends that could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Acquiring Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Acquiring Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Options Strategy

In carrying out its principal options strategy, the Acquiring Fund currently expects to emphasize single name call options on the individual stocks in the DJIA. With respect to call options written on individual securities, the Acquiring Fund will not write “naked” or uncovered call options. A call option written by the Acquiring Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Acquiring Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Acquiring Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Acquiring Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Acquiring Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.

The Acquiring Fund may also write index call options on the DJIA and other broad-based indices and may, if the Sub-Adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Acquiring Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price on the expiration date. If, at expiration, the purchaser exercises the index option sold by the Acquiring Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Acquiring Fund as the seller of the index call option.

The Acquiring Fund may also write call options on custom baskets of securities. A custom basket call option is an over-the-counter (“OTC”) option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Acquiring Fund’s equity portfolio. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Sub-Adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

In addition to writing call options, the Acquiring Fund’s options strategies may include utilizing call spreads. A call spread involves the sale and corresponding purchase of call options on the same underlying security, index or instrument.

Risks of Trading Options.    The ability to successfully implement the Acquiring Fund’s primary options strategy depends on the Sub-Adviser’s ability to react appropriately to pertinent market movements, which cannot be assured, and is subject to various additional risks. In implementing its primary options strategy, the Acquiring Fund expects to primarily write single-security OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally have less market liquidity than exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Acquiring Fund may be required to treat as “illiquid” securities being used to cover certain written

OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation (the “OCC”). In addition, the Acquiring Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

To the extent the Acquiring Fund writes exchange-listed options, there is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Acquiring Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Acquiring Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

The value of the call options written by the Acquiring Fund, which will be marked-to-market on a daily basis, will be affected by an increase in interest rates, changes in the actual or perceived volatility of the DJIA and the underlying common and the remaining time to the options’ expiration. The value of the options may also be adversely affected if the market for the options becomes less liquid or smaller.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Transactions by the Acquiring Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Acquiring Fund may write may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the Acquiring Fund’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Other Investments

The Acquiring Fund may invest in other securities as described below:

U.S. Government Securities.    U.S. government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Acquiring Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. government securities. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, the Student Loan Marketing Association, the United States Postal Service, the Small Business Administration, the Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Because the U.S. government generally is not obligated to provide support to its instrumentalities, the Acquiring Fund will invest in obligations issued by these instrumentalities only if the Adviser determines that the credit risk with respect to such obligations is minimal.

Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

Repurchase Agreements.    The Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Acquiring Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the collateral to at least that of the repurchase price, including interest.

Securities Issued by Non-U.S. Issuers.    The Acquiring Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

Securities of non-U.S. issuers include ADRs, Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar-denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Acquiring Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Acquiring Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Adviser may not be able to sell the Acquiring Fund’s portfolio securities at times, in amounts or at prices they consider reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Fund’s return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and (viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Acquiring Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Although the Acquiring Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

When-Issued and Delayed Delivery Transactions.    The Acquiring Fund may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund. The Acquiring Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Options on Securities. The Acquiring Fund may purchase call options on stock or other securities. In addition, the Acquiring Fund may seek to hedge a portion of its portfolio investments through writing (selling) covered call options.

The Acquiring Fund will receive a premium when it writes call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Acquiring Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the seller of the option continues. Upon the exercise of a call option written by the Acquiring Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Acquiring Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

Options on Stock Indices. The Acquiring Fund may purchase call options on stock indices (in addition to the DJIA) to enhance portfolio returns or to hedge against risks of market-wide price movements affecting its assets. In addition, the Acquiring Fund may write covered call options on stock indices. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Acquiring Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Acquiring Fund’s investments correlate with price movements in the stock index selected. In addition, successful use by the Acquiring Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that the Adviser’s judgment in this respect will be correct.

When the Acquiring Fund writes an option on a stock index, it will establish a segregated account with its custodian or broker in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Stock Index Futures Contracts. The Acquiring Fund may purchase and sell stock index futures to enhance portfolio returns or as a hedge against movements in the equity markets. Stock index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Acquiring Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Acquiring Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

The Acquiring Fund and the Adviser have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, none of the Fund, the Adviser, or their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Acquiring Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Acquiring Fund may enter into futures contracts or engage in options transactions. See “Federal Income Tax Matters.”

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Acquiring Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Other Futures Contracts and Options on Futures Contracts. The Acquiring Fund’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. government agency security futures contracts and (ii) options on U.S. Treasury security or U.S. government Agency security futures contracts. All such futures contracts and options thereon must be traded and listed on an exchange. U.S. Treasury and U.S. government agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury bond or U.S. Treasury note or a U.S. government agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. government agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. government agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the seller of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the seller’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Acquiring Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Acquiring Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Acquiring Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Acquiring Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that the Adviser’s judgment in this respect will be correct.

There is no limit on the amount of the Acquiring Fund’s assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

An option is an instrument that gives the holder of the instrument the right, but not the obligation, to purchase or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires.

Illiquid Securities.    The Acquiring Fund may invest without limit in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Acquiring Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Short-Term Debt Securities.    Under normal circumstances, the Acquiring Fund will invest no more than 10% of its Managed Assets in short-term investment grade debt securities. During temporary defensive periods, the Acquiring Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Acquiring Fund may not pursue or achieve its investment objective. In addition, upon the Sub-Adviser’s recommendations that a change would be in the best interests of the Acquiring Fund and upon concurrence by the Adviser, and subject to approval of the Board, the Sub-Adviser may deviate from its investment guidelines. These investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to purchase back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral.

If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the U.S. Bankruptcy Code.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Investment Companies.    The Acquiring Fund may invest in securities of other investment companies, including open- or closed-end investment companies and exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Acquiring Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risks. Leverage risks related to an investment in the securities of a leveraged investment company include the likelihood of greater volatility of the net asset value and market price of the investment company’s shares.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objective of the Acquiring Fund. In addition, a security may be sold and another with similar characteristics purchased at approximately the same time to take advantage of what the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when the Sub-Adviser anticipates a change in the price of such security, the Sub-Adviser believes the price of a security has reached or is near a realistic maximum, or there are other securities that the Sub-Adviser believes are more attractive given the Acquiring Fund’s investment objective.

The Acquiring Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s equity portfolio will not be used as the primary means of achieving the Fund’s investment objective. While there can be no assurance thereof, the Acquiring Fund anticipates that its annual portfolio turnover rate will generally not exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Acquiring Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares of such Fund. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Each Fund may not, as applicable:

1.	Issue Senior Securities/Borrow Money

a(i)	Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction set forth below.

a(ii)	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

Applies to: Acquiring Fund

b.	Issue senior securities or borrow money, except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

Applies to: Target Funds

2.	Act as Underwriter

a.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans.

Applies to: Acquiring Fund

b.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

Applies to: Target Funds

3.	Concentrate in Any One Industry

a.	Invest more than 25% of its total assets in the securities of issuers in any one industry; except that if 25% or more of the securities in the DJIA are issued by companies in one industry, the Fund will concentrate in that industry.

Applies to: Acquiring Fund and Enhanced Premium & Income

b.	Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that because the Fund takes a passive investment approach with respect to its principal strategy pursuant to which it invests, under normal circumstances, substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the 30 stocks included in the DJIA or other securities or financial instruments correlated with the DJIA, to the extent that two or more of the Stocks (collectively comprising 25% or more of the Fund’s total assets) are in the same industry, the Fund will invest more than 25% of its assets in the securities of issuers in that industry.

Applies to: Premium & Dividend Income

4.	Buy or Sell Real Estate/Commodities

Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities or other investments directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

Applies to: Acquiring Fund and Target Funds

5.	Lending

a.	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

Applies to: Acquiring Fund

b.

Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund takes short positions using options, forward contracts or other derivatives, purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities as described in the Fund’s prospectus in an amount not in excess of 33 1/3% of its total assets, taken at market value.

Applies to: Enhanced Premium & Income

c.

Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be in accordance with guidelines set forth in the Fund’s prospectus.

Applies to: Premium & Dividend Income

6.	Invest more than 5% in an Issuer

Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

Applies to: Target Funds

The following fundamental policy applies only to the Target Funds. It is a non-fundamental policy of the Acquiring Fund.

7.	Invest for Control

Make investments for the purpose of exercising control or management.

For purposes of the industry concentration policy referred to in investment restriction number 3 above, the term “industry” refers to the separate industries that comprise the ten S&P 500 economic sectors included in the Standard & Poor’s and Morgan Stanley Capital International Global Industry Classification Standard.

For the purpose of applying the limitation set forth in investment restriction number 6 above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues.

Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the 1940 Act, each Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent each Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risks.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

(1)         Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)         Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies.

(3)         Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Funds may be subject to certain restrictions imposed by either guidelines of one or more credit rating agencies that may issue ratings for preferred shares, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser and/or the Sub-Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of preferred shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Portfolio Turnover

Each Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s equity portfolio will not be used as the primary means of achieving the Fund’s investment objective(s). Although the Funds cannot accurately predict their annual portfolio turnover rates, no Fund’s annual portfolio turnover rate is expected to exceed 50% under normal circumstances. The Funds do not expect to engage in significant short-term trading.

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.

For the fiscal years ended December 31, 2013 and December 31, 2012, the portfolio turnover rates of the Target Funds were as follows:

Fund	2013	2012
Enhanced Premium & Income	71%	44%
Premium & Dividend Income	21%	3%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes. See “Federal Income Tax Matters.”

MANAGEMENT OF THE FUNDS

Investment Adviser

Nuveen Fund Advisors, LLC is the investment adviser to each Target Fund and will serve as investment adviser to the Acquiring Fund following the Reorganizations. Nuveen Fund Advisors is responsible for overseeing each Fund’s overall investment strategy and asset allocation decisions. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its

affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net-worth investors as well as the consultants and financial advisers who serve them. Nuveen Investments markets its specialized investment solutions under the high-quality brands of NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds, Gresham and Winslow Capital.

Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place. See “Proposal No. 3” in the Joint Proxy Statement/Prospectus.

The total dollar amounts paid to Nuveen Fund Advisors by each Target Fund under each Target Fund’s Investment Management Agreement for the last three fiscal years are as follows:

Enhanced Premium & Income	2013	2012	2011
Gross Advisory Fees	$3,086,335	$2,793,288	$2,684,029
Waiver	—	—	—

Net Advisory Fees	$3,086,335	$2,793,288	$2,684,029

Premium & Dividend Income	2013	2012	2011
Gross Advisory Fees	$1,630,850	$1,535,159	$1,515,862
Waiver	—	—	—

Net Advisory Fees	$1,630,850	$1,535,159	$1,515,862

Sub-Adviser

Nuveen Fund Advisors has selected its wholly-owned subsidiary, Nuveen Asset Management, LLC to serve as a sub-adviser to each of the Target Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management. Nuveen Asset Management, an affiliate of Nuveen Investments, is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. The business address of Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors has also selected Nuveen Asset Management to serve as a sub-adviser to the Acquiring Fund following the Reorganizations pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management.

Nuveen Fund Advisors pays Nuveen Asset Management a per annum portfolio management fee of 0.39% of each Target Fund’s managed assets. The total dollar amount paid to Nuveen Asset Management by Nuveen Fund Advisors with respect to Enhanced Premium & Income and Premium & Dividend Income for the fiscal year ended December 31, 2013 was $1,387,241 and $733,036, respectively. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Following the Reorganizations, Nuveen Fund Advisors will pay Nuveen Asset Management a per annum portfolio management fee of 0.39% of the Acquiring Fund’s managed assets. Nuveen Fund Advisors and Nuveen Asset Management will retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.

Keith B. Hembre, CFA, and David A. Friar of Nuveen Asset Management are the portfolio managers of each Target Fund and will be the portfolio managers of the Acquiring Fund after the closing of the Reorganizations.

In addition to managing the Funds, Messrs. Hembre and Friar are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts(1)
Keith B. Hembre	Registered Investment Company	10	$2.4 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	0	$0

David A. Friar	Registered Investment Company	9	$3.2 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	14	$566 million

(1)	Assets are as of December 31, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation

The compensation of Messrs. Hembre and Friar consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base Pay.     Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual Cash Bonus.     Messrs. Hembre and Friar are eligible for an annual cash bonus based on pre-tax investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of a portfolio manager’s annual cash bonus is based on a Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for a Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term Incentive Compensation.     Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest.     Actual or apparent conflicts of interest may arise when a portfolio manager has day-today management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities.     The following table sets forth the dollar range of equity securities beneficially owned by the Funds’ portfolio managers as of December 31, 2013:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Enhanced Premium & Income	Dollar Range of Equity Securities Beneficially Owned in Premium & Dividend Income	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund
Keith B. Hembre	None	None	None
David A. Friar	None	None	None

Unless earlier terminated as described below, each Target Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015, and the Acquiring Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund is responsible for voting proxies on securities held in its portfolio. When a Fund receives a proxy, the decision regarding how to vote such proxy will be made by its Sub-Adviser in accordance with its proxy voting procedures.

Each Target Fund has delegated, and the Acquiring Fund will delegate, to Nuveen Asset Management the authority to vote all proxies relating to the Fund’s portfolio securities pursuant to its proxy voting policies and procedures. Nuveen Asset Management’s proxy voting policies and procedures are set forth in Appendix A to this SAI.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, each Fund’s Sub-Adviser is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by a Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Sub-Adviser’s obligation to obtain best qualitative execution. In certain instances, a Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates except in compliance with the 1940 Act.

Although no Fund has a current intention to invest in senior loans, if it does so in the future, the Fund generally will engage in privately negotiated transactions for purchase or sale in which Nuveen Fund Advisors or an affiliate of Nuveen Fund Advisors would negotiate on behalf of the Fund, although a more developed market may exist for many senior loans. The Fund would be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. Nuveen Fund Advisors or an affiliate of Nuveen Fund Advisors would determine the lenders from whom the Fund would purchase assignments and participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management.

It is the policy of each Sub-Adviser to seek the best execution under the circumstances of each trade. The Sub-Adviser will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be each Sub-Adviser’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Sub-Adviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to the Sub-Adviser’s own research efforts, the receipt of research information is not expected to reduce significantly a Sub-Adviser’s expenses. While each Fund’s Sub-Adviser will be primarily responsible for the placement of the business of the Fund, the policies and practices of the Sub-Adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Fund.

Each Sub-Adviser may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. Each Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Sub-Adviser reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of each Fund’s Board that the benefits available from the Sub-Adviser’s management outweigh any disadvantage that may arise from the Sub-Adviser’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Target Funds for the last three fiscal years:

	2013	2012	2011
Enhanced Premium & Income	$34,169	$11,264	$4,518
Premium & Dividend Income	$18,150	$7,005	$2,768

During the fiscal year ended December 31, 2013, the Target Funds did not pay commissions to brokers in return for research services.

During the fiscal year ended December 31, 2013, the Target Funds acquired securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or of the parents of such brokers or dealers. The following table provides the names of those brokers or dealers and states the value of the Target Funds’ aggregate holdings of the securities of each issuer as of December 31, 2013:

Target Fund	Broker/Dealer	Issuer	Aggregate Target Fund Holdings of Broker/Dealer or Parent as of December 31, 2013
Enhanced Premium & Income	Citibank N.A.	Citibank N.A., Total Return Swap	$7,608,921	(1)
	Deutsche Bank Securities, Inc.	Deutsche Bank Securities, Inc.	—
	HSBC	HSBC Bank, Total Return Swap	7,608,920	(1)

Target Fund	Broker/Dealer	Issuer	Aggregate Target Fund Holdings of Broker/Dealer or Parent as of December 31, 2013
Premium & Dividend Income	State Street Bank and Trust Company	State Street Corporation	—

(1)	Amount represents unrealized appreciation (depreciation).

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Acquiring Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, the NYSE MKT or elsewhere, or (b) impair the Acquiring Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the U.S., or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Acquiring Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Acquiring Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, if any, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s preferred shares, if any, voting together as a single class, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Acquiring Fund to an open-end investment company. If the Acquiring Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Fund’s preferred shares, if any, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Acquiring Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of a Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in a Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund intends to elect, and each Target Fund has elected, to be treated, and each Fund intends to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. The requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments.

If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits

(including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund may retain for investment its net capital gain. However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Each Fund’s investments may be subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain Fund investments or distributions.

Some of the Funds’ index call options may be considered “section 1256 contracts.” Code section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Acquiring Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position that is a section 1256 contract at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the

Acquiring Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most index call options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

A Fund’s call options that do not qualify as section 1256 contracts under the Code generally will be governed by Code section 1234. Pursuant to Code section 1234, if a written option expires unexercised, the premium received is short-term capital gain to a Fund. If a Fund enters into a closing transaction, the difference between the premium received for writing the option, and the amount paid to close out its position generally is short-term capital gain or loss.

Offsetting positions held by a Fund involving certain derivative instruments, such as options, forward, and futures, as well as its long and short positions in portfolio securities, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. For instance, a straddle can arise if a Fund writes a covered call option on a stock (i.e., a call on a stock owned by the Fund), or writes a call option on a stock index to the extent the Fund’s stock holdings (and any subset thereof) and the index on which it has written a call overlap sufficiently to constitute a straddle under applicable Treasury Regulations. The tax treatment of “straddles” is governed by section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of section 1256 described above. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is a section 1256 contract, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by a Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle can cause the holding periods to be tolled on the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the Dividends Received Deduction to fail to satisfy the applicable holding period requirements described below. Furthermore, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders, and may result in significant differences from the amount, timing and/or character of distributions that would have been made by a Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

A Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Except for distributions of qualified dividend income (discussed below), distributions to shareholders of net investment income received by a Fund and of net short-term capital gains realized by a Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by a Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. Distributions, if any, in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).

“Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purpose at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet the same holding period and other requirements with respect to the shareholder’s Fund shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held (or treated as held) for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% Dividends Received Deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Fund has held (or is treated as holding) for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the Dividends Received Deduction may be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the Dividends Received Deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

The straddle rules discussed above could cause distributions that would otherwise qualify for the Dividends Received Deduction or constitute qualified dividend income to fail to satisfy the applicable holding period requirements.

The tax character of dividends and distributions is the same for federal income tax purposes whether reinvested in additional shares of a Fund or paid in cash.

If a Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares, if any, until the asset coverage is restored. These limitations could prevent a Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, a Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. Each Fund endeavors to avoid restrictions on its ability to distribute dividends.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

The sale or exchange of shares of a Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The ability to deduct capital losses may be subject to other limitations under the Code.

Certain non-corporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes dividends and net capital gain distributions received from a Fund and net gains from taxable dispositions of Fund shares. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or

$125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. None of the Funds expects to be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund.

Each Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty).

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

EXPERTS

The financial statements of Enhanced Premium & Income and Premium & Dividend Income appearing in the Funds’ respective Annual Reports for the fiscal year ended December 31, 2013 are incorporated herein. The financial statements have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to the Target Funds. The principal business address of PricewaterhouseCoopers LLP is 1 North Upper Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived, including that shareholders of the Target Funds, voting separately, must approve the Reorganizations. These pro forma numbers have been estimated in good faith based on information regarding the Target Funds as of December 31, 2013. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Funds, which are available in their respective annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 — Reorganizations

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of each Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period indicated in the table below.

Target Funds	Acquiring Fund	12 Month Period Ended
Dow 30SM Enhanced Premium & Income Fund Inc. (“Enhanced Premium & Income”) Dow 30SM Premium & Dividend Income Fund Inc. (“Premium & Dividend Income”)	Nuveen Dow 30SM Dynamic Overwrite Fund (“Acquiring Fund”)	December 31, 2013

Note 2 — Basis of Pro Forma

Each Reorganization will be accounted for as a tax-free reorganization of investment companies. The Target Funds and the Acquiring Fund are registered closed-end management investment companies. Each Reorganization will be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of each Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to each Target Fund’s shareholders in complete liquidation of each Target Fund. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4. Shareholders of Enhanced Premium & Income and Premium & Dividend Income would have received 23,423,764 and 12,015,674 Acquiring Fund shares, respectively, if the Reorganizations were to have taken place on the period end date in Note 1.

In accordance with accounting principles generally accepted in the U.S., each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from each Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets Applicable to Common Shares	As-of Date
Enhanced Premium & Income	$389,259,445	December 31, 2013
Premium & Dividend Income	$199,699,166	December 31, 2013
Acquiring Fund	$588,408,611	December 31, 2013

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Acquiring Fund Pro Forma financial information as if the Reorganizations had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Funds and has been prepared in accordance with accounting principles generally accepted in the U.S. which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Target Funds in connection with the Reorganizations. Percentages presented below are the increase (decrease) in expenses divided by the Acquiring Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Custodian fees and expenses[1]	$(36,843)	(0.01%)
Professional fees[1]	(29,743)	(0.01%)
Other expenses[1]	(16,853)	(0.00%)[3]
Management fees[2]	(10,945)	(0.00%)[3]
Shareholder reporting expenses[1]	(10,842)	(0.00%)[3]
Stock exchange listing fees[1]	(8,897)	(0.00%)[3]

Total Pro Forma Net Expense Adjustment	$(114,123)	(0.02%)

(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.
(2)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Reorganizations to the combined fund’s average managed assets.
(3)	Rounds to less than (0.01)%.

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganizations.

Note 4 — Reorganization Costs

The Reorganization costs (whether or not the Reorganizations are consummated) will be allocated among the Target Funds. The costs of the Reorganizations are estimated to be $350,000 for Enhanced Premium & Income and $200,000 for Premium & Dividend Income. These costs represent the estimated nonrecurring expenses of the Target Funds in carrying out its obligations under the Plan and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganizations to be borne by each Target Fund. The Acquiring Fund Pro Forma financial information included in Note 2 has been adjusted for any costs related to the Reorganizations to be borne by the Funds. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganizations had occurred as of December 31, 2013, the Acquiring Fund would not have been required to dispose of securities of the Target Funds in order to comply with its investment policies and restrictions, and would have not sold any material portion (i.e., more than 5% of a Target Fund’s assets) of the securities in the Target Funds’ portfolios solely as a result of the Reorganization.

Note 5 — Accounting Survivor

Premium & Dividend Income will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6 — Capital Loss Carryforward

As of December 31, 2013, the Target Funds had capital loss carryforwards as follows:

	Enhanced Premium & Income	Premium & Dividend Income
Expiration:
December 31, 2017	$38,633,190	$—

APPENDIX A

PROXY VOTING POLICIES

NUVEEN ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE DATE: JANUARY 1, 2011, AS LAST AMENDED MARCH 1, 2013

I.	General Principles

A.        Nuveen Asset Management, LLC (“NAM”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon NAM complete discretion to vote proxies.1

B.        It is NAM’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, NAM also seeks to enhance total investment return for its clients.

C.        If NAM contracts with another investment adviser to act as a sub-adviser for an Account, NAM may delegate proxy voting responsibility to the sub-adviser. Where NAM has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by NAM.

D.        NAM’s Proxy Voting Committee (“PVC”) provides oversight of NAM’s proxy voting policies and procedures, including (1) providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws; and (2) approving the proxy voting policies and procedures.

II.	Policies

The PVC after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth NAM’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, NAM maintains the fiduciary responsibility for all proxy voting decisions.

III.	Procedures

A.        Supervision of Proxy Voting. Day-to-day administration of proxy voting may be provided internally or by a third-party service provider, depending on client type, subject to the ultimate oversight of the PVC. The PVC shall supervise the relationships with NAM’s proxy voting services, ISS, for Funds and institutional accounts, and Broadridge Financial Solutions, Inc. (“Broadridge”), for separately managed accounts (“SMAs”). ISS and Broadridge apprise Investment Operations of shareholder meeting dates, and cast the actual proxy votes. ISS also provides research on proxy proposals and voting recommendations. ISS and Broadridge serve as NAM’s proxy voting record keepers and generate reports on how proxies were voted.

[1]	NAM does not vote proxies where a client withholds proxy voting authority, and in certain non-discretionary and model programs NAM votes proxies in accordance with its policies and procedures in effect from time to time. Clients may opt to vote proxies themselves, or to have proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

B.        Conflicts of Interest.

1.        The following relationships or circumstances may give rise to conflicts of interest:2

a.        The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of NAM (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b.        The issuer is an entity in which an executive officer of NAM or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c.        The issuer is a registered or unregistered fund for which NAM or another Nuveen adviser serves as investment adviser or sub-adviser.

d.        Any other circumstances that NAM is aware of where NAM’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2.        NAM will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, NAM believes the risk related to conflicts will be minimized.

3.        To further minimize this risk, Compliance will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4.        In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from appropriate investment personnel. Before doing so, the PVC will consult with Legal to confirm that NAM faces no material conflicts of its own with respect to the specific proxy vote.

5.        If Legal concludes that a material conflict does exist for NAM, the PVC will recommend to NAM’s Compliance Committee or designee a course of action designed to address the conflict. Such actions could include, but are not limited to:

a.        Obtaining instructions from the affected client(s) on how to vote the proxy;

b.        Disclosing the conflict to the affected client(s) and seeking their consent to permit NAM to vote the proxy;

c.        Voting in proportion to the other shareholders;

[2]	A conflict of interest shall not be considered material for the purposes of these Policies and Procedures with respect to a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1.a.-d is present.

e.        Recusing the individual with the actual or potential conflict of interest from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

f.        Following the recommendation of a different independent third party.

6.        In addition to all of the above-mentioned and other conflicts, the Head of Equity Research, Investment Operations and any member of the PVC must notify NAM’s Chief Compliance Officer (“CCO”) of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how NAM should vote proxies. NAM Compliance will investigate any such allegations and will report the findings to NAM’s Compliance Committee. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, NAM will not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C.        Proxy Vote Override. From time to time, a portfolio manager of an Account (a “Portfolio Manager”) may initiate action to override ISS’s recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by NAM’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one member of the PVC shall authorize the override. If a material conflict exists, the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D.        Securities Lending.

1.        In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2.        Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E.        Proxy Voting for ERISA Clients. If a proxy voting issue arises for an ERISA client, NAM is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client, and will rely on its ERISA clients to inform NAM of any actual or perceived client conflicts.

F.        Proxy Voting Records. As required by Rule 204-2 of the Investment Advisers Act of 1940, NAM shall make and retain five types of records relating to proxy voting; (1) proxy voting policies and procedures; (2) proxy statements received for client and fund securities; (3) records of votes cast on behalf of clients and funds; (4) records of written requests for proxy voting information and written responses from NAM to either a written or oral request; and (5) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. NAM may rely on ISS or Broadridge to make and retain on NAM’s behalf records pertaining to the rule.

G.        Fund of Funds Provision. In instances where NAM provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H.        Legacy Securities. To the extent that NAM receives proxies for securities that are transferred into an Account’s portfolio that were not recommended or selected by it and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NAM will generally instruct ISS or Broadridge to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NAM’s interest in maximizing the value of client investments. NAM may agree to an institutional account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I.        Terminated Accounts. Proxies received after the termination date of an Account generally will not be voted. An exception will be made if the record date is for a period in which an Account was under management or if a separately managed account (“SMA”) custodian failed to remove the account’s holdings from its aggregated voting list.

J.        Non-votes. Investment Operations shall be responsible for obtaining reasonable assurance that proxies are voted and submitted in a timely manner. It should not be considered a breach of this responsibility if NAM does not receive a proxy from ISS, Broadridge or a custodian with adequate time to analyze and direct to vote or vote a proxy by the required voting deadline.

NAM may determine not to vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, NAM may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NAM may not to vote proxies where the voting would in NAM’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to NAM.

In the case of SMAs, NAM may determine not to vote securities where voting would require the transfer of the security to another custodian designated by the issuer. Such transfer is generally outside the scope of NAM’s authority and may result in significant operational limitations on NAM’s ability to conduct transactions relating to the securities during the period of transfer. From time to time, situations may arise (operational or otherwise) that prevent NAM from voting proxies after reasonable attempts have been made.

K.        Review and Reports.

1.        The PVC shall maintain a review schedule. The schedule shall include reviews of the proxy voting policy (including the policies of any sub-adviser engaged by NAM), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2.        The PVC will report to NAM’s Compliance Committee with respect to all identified conflicts and how they were addressed. These reports will include all Accounts, including those that are sub-advised. NAM also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.

L.        Vote Disclosure to Clients. NAM’s institutional and SMA clients can contact their relationship manager for more information on NAM’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and NAM’s vote.

IV.	Policy Owner

PVC

V.	Responsible Parties

PVC

Closed-End Funds

Seeking to provide a high level of after-tax total return.

Annual Report December 31, 2013

QQQX NASDAQ Premium Income & Growth Fund Inc.

DPD Dow 30SM Premium & Dividend Income Fund Inc.

DPO Dow 30SM Enhanced Premium & Income Fund Inc.

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Table

    of Contents

Nuveen Investments	3

Chairman’s Letter

              to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund share- holders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncer- tainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider

Chairman of the Nuveen Fund Board

February 21, 2014

4	Nuveen Investments

Portfolio Managers’

               Comments

NASDAQ Premium Income & Growth Fund Inc. (QQQX)

Dow 30SM Premium & Dividend Income Fund Inc. (DPD)

Dow 30SM Enhanced Premium & Income Fund Inc. (DPO)

The Funds are managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Keith B. Hembre, CFA, David A. Friar and James A. Colon, CFA, manage the portfolios.

Effective December 20, 2013, James Colon is no longer a co-portfolio manager of the Funds’ option overlay strategy, but remains with Nuveen Asset Management.

Here the portfolio managers discuss general market conditions and trends, their management strategies and the perform- ance of the Funds for the twelve-month reporting period ended December 31, 2013.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended December 31, 2013?

During the first part of this reporting period, widespread uncertainty about the next step for the Federal Reserve’s (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18th that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014.

Early in this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated. On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. At the end of the reporting period, Congress passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown. In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annual- ized rate of 4.1%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.5% year-over-year as of December 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unem- ployment remained above the Fed’s target of 6.5%. As of December 2013, the national unemployment rate was 6.7%, down from 7.0% in November 2013. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.7% for the twelve months ended November 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 32.39% and the Dow Jones Industrial Average gained 29.65% during the reporting period. In contrast, the CBOE S&P 500 BuyWrite Index (BXM), which is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index, averaged 13.25% for the twelve-month reporting period versus 32.39% for the S&P 500® Index. In fact, eight out of the twelve months of the reporting period the BXM underperformed the S&P 500® Index.

What key strategies were used to manage the Funds during this twelve-month reporting period ended December 31, 2013?

Each Fund pursues a two-part investment strategy, consisting of an equity strategy and an option overlay strategy.

QQQX’s core equity strategy is to invest in an optimized portfolio of equities designed to track the price movement of the NASDAQ-100 Index, a market capitalization weighted index. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Index call options are written on approximately 30-50% of the Fund’s net asset value (NAV).

DPD’s core equity strategy is to invest in a portfolio of equities designed to track the price movement of the Dow Jones Industrial Average (DJIA). As the DJIA is a price weighted index, this is accomplished by holding an equal number of shares in each index component. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Call options are written on all the stocks held in the port- folio, generally between 20%-60% of the notional equity exposure.

DPO’s core equity strategy is to invest in a portfolio of equities designed to track the price movement of the DJIA. Total exposure to the equity strategy is augmented by the purchase of other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e. leverage) to the return of the DJIA stocks. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Call options are written on all the stocks held in the portfolio, generally on a pro-rata basis. The overlay percentage is typically between 20%-60% of the total notional exposure of each of the underlying stocks within the portfolio.

DPO may also purchase call options for the purpose of implementing call spreads and similar options strategies. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying security, index or instrument with the same expiration date but with different exercise prices. In entering into call spreads, the Fund generally will sell an at-the-money or slightly out-of-the-money call option and purchase an out-of-the-money call option that has a strike price higher than the strike price of the option written by the Fund. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy (in rapidly rising markets) by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

6	Nuveen Investments

How did the Funds perform during this twelve-month reporting period ended December 31, 2013?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Funds for the one-year, five-year and since inception periods ended December 31, 2013. For the twelve-month period ended December 31, 2013, the shares at NAV for QQQX and DPD underperformed their comparative indexes, while DPO outperformed its comparative index.

QQQX seeks to dampen the beta of the overall portfolio by selling call options on a percentage of the Fund’s NAV. This strategy provides incremental cash flow to the Fund, and also allows the Fund to participate in any equity market rally for the portion of the Fund’s assets that are not included in the call overwrite, typically an amount corresponding to between 30% and 50% of the Fund’s assets. Those portions of the Fund subject to overwrite have their upside potential capped at the amount of premium received for the option. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund’s total return relative to the benchmark. The reporting period was marked by a rising market, coupled with minimal volatility levels. As a result, while posting double-digit returns for the reporting period, the Fund underperformed its index.

The equity portfolio of DPD is constructed to substantially replicate the securities in the DJIA, and therefore the Fund’s performance is expected to be very similar to this measure. As described previously, the Fund seeks to dampen the beta of the overall portfolio by selling call options on a pro-rata percentage of each security held in the portfolio. The options sold provide incremental cash flow in exchange for giving up the potential upside of each stock above the options strike price. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund’s total return relative to the benchmark, which is what occurred during the reporting period. As a result, while posting double- digit returns for the reporting period, the Fund underperformed its index.

DPO seeks to dampen the beta of the overall portfolio by selling call options on a pro-rata percentage of each name held in the portfolio. The options sold provide incremental cash flow in exchange for giving up the potential upside of each stock above the options strike price. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund’s total return relative to the benchmark, which is what occurred during the reporting period. The Fund also invested approximately 25% of the portfolio in swaps that receive the total return of the DJIA while paying a floating rate of interest, adding leverage and equity exposure to the Fund. The Fund’s swaps positively contributed to performance which resulted in the Fund’s outperformance versus its index for the reporting period.

Nuveen Investments	7

Fund

Leverage

IMPACT OF DPO’S LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of DPO relative to the index was the Fund’s use of leverage through the use of total return swap contracts. QQQX and DPD do not use leverage. DPO uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of DPO over this reporting period. During the period, the Fund held total return swap contracts that receive the total return of the Dow Jones Industrial Average (DJIA) while paying a floating rate of interest, adding leverage and additional equity exposure to the Fund. During the period, the DJIA rose while the additional equity exposure and leverage created by the total return swap contracts contributed posi- tively to performance.

As of December 31, 2013, DPO’s percentage of leverage is as shown in the accompanying table.

DPO

Effective Leverage*	22.19%

*	Effective leverage is the Fund’s effective economic leverage, and includes the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure.

DPO’S LEVERAGE

Total Return Swap Contracts

DPO employs leverage through the use of total return swap contracts. As of December 31, 2013, the Fund had outstanding total return swap contracts with a notional value of $113,987,200.

Refer to Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Swap Contracts for further details on total return swap contracts.

8	Nuveen Investments

Share

    Information

DISTRIBUTION INFORMATION

The following information regarding each Fund’s distributions is current as of December 31, 2013. Each Fund’s distribution level may vary over time based on the Fund’s investment activities and portfolio investment value changes.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

—

Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

—

Actual returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

—	Each distribution is expected to be paid from some or all of the following sources:

—	net investment income (regular interest and dividends),

—	realized capital gains, and

—	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

—

A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund’s return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund’s total return exceeds distributions.

—

Because distribution source estimates are updated during the year based on a Fund’s performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund’s IRS From 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments	9

Share Information (continued)

The following table provides estimated information regarding each Fund’s distributions and total return performance for the fiscal year ended December 31, 2013. This information is intended to help you better understand whether the Funds’ returns for the specified time period were sufficient to meet their distributions.

As of December 31, 2013	QQQX	DPD	DPO

Inception date	1/30/07	4/29/05	5/30/07
Fiscal year (calendar year) ended December 31, 2013:
Per share distribution:
From net investment income	$0.07	$0.54	$0.53
From long-term capital gains	0.00	0.43	0.00
From short-term capital gains	0.00	0.00	0.00
Return of capital	1.14	0.09	0.34

Total per share distribution	$1.21	$1.06	$0.87

Distribution rate on NAV	6.53%	6.38%	6.23%
Current distribution rate*	6.79%	6.83%	6.64%
Average annual total returns:
1-Year on NAV	31.30%	23.93%	32.18%
5-Year on NAV	21.27%	14.63%	19.23%
Since inception on NAV	9.75%	7.86%	6.77%

*	Current distribution rate is based on the Funds’ current annualized quarterly distribution divided by the Funds’ current market price. The Funds’ quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Funds’ cumulative net ordinary income and net realized gains are less than the amount of the Funds’ distributions, a return of capital for tax purposes.

SHARE REPURCHASES

During November 2013, the Nuveen Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding shares.

	QQQX	DPD	DPO

Share Cummulatively Repurchase and Retired	—	—	—
Share Authorized for Repurchase	1,850,000	1,200,000	2,785,000

OTHER SHARE INFORMATION

As of December 31, 2013, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	QQQX	DPD	DPO

Share NAV	$18.54	$16.62	$13.97
Share Price	$17.80	$15.57	$13.13
Premium/(Discount) to NAV	(3.99)%	(6.32)%	(6.01)%
12-Month Average Premium/(Discount) to NAV	(1.09)%	(5.27)%	(5.62)%

10	Nuveen Investments

Risk

   Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund’s portfolio. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Call Option Risk. The value of call options sold (written) by the Funds will fluctuate. The Funds may not participate in any appreciation of their equity portfolios as fully as they would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of their equity portfolios.

Index Call Option Risk. Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments	11

QQQX

NASDAQ Premium Income & Growth Fund, Inc. Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual

	1-Year	5-Year	Since Inception[1]
QQQX at NAV	31.30%	21.27%	9.75%
QQQX at Share Price	27.04%	25.30%	8.89%
NASDAQ 100 Index	36.92%	25.56%	11.68%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation[2,3]		Portfolio Composition[2,3]
(as a % of total investments)		(as a % of total investments)

Common Stocks	100.0%	Computers & Peripherals	14.7%

		Internet Software & Services	13.7%

		Software	11.4%

		Biotechnology	10.9%

		Semiconductors & Equipment	9.3%

		Communications Equipment	7.9%

		Internet & Catalog Retail	7.9%

		Media	6.7%

		Other	17.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Since inception returns are from 1/30/07.
2	Holdings are subject to change.
3	Excluding investments in derivatives.

12	Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund, Inc. Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual

	1-Year	5-Year	Since Inception[1]
DPD at NAV	23.93%	14.63%	7.86%
DPD at Share Price	26.09%	13.55%	6.61%
Dow Jones Industrial Average	29.65%	16.74%	8.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation[2,3]		Portfolio Composition[2,3]
(as a % of total investments)		(as a % of total investments)

Common Stocks	97.2%	IT Services	15.4%	Insurance	3.4%

Exchange-Traded Funds	1.8%	Aerospace & Defense	9.4%	Diversified Telecommunication Services	3.2%

Short-Term Investments	1.0%	Oil, Gas & Consumable Fuels	8.5%	Specialty Retail	3.1%

		Capital Markets	6.7%	Household Products	3.1%

		Pharmaceuticals	6.5%	Food & Staples Retailing	3.0%

		Industrial Conglomerates	6.3%	Short-Term Investments	1.0%

		Hotels, Restaurants & Leisure	3.7%	Other	19.9%

		Machinery	3.4%

		Consumer Finance	3.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Since inception returns are from 4/29/05.
2	Holdings are subject to change.
3	Excluding investments in derivatives.

Nuveen Investments	13

DPO

Dow 30SM Enhanced Premium & Income Fund, Inc. Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual

	1-Year	5-Year	Since Inception[1]

DPO at NAV	32.18%	19.23%	6.77%

DPO at Share Price	31.31%	20.42%	5.13%

Dow Jones Industrial Average	29.65%	16.74%	5.85%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation[2,3]		Portfolio Composition[2,3]
(as a % of total investments)		(as a % of total investments)

Common Stocks	97.3%	IT Services	15.5%	Insurance	3.4%

Exchange-Traded Funds	1.9%	Aerospace & Defense	9.4%	Diversified Telecommunication Services	3.2%

Short-Term Investments	0.8%	Oil, Gas & Consumable Fuels	8.5%	Specialty Retail	3.1%

		Capital Markets	6.7%	Household Products	3.1%

		Pharmaceuticals	6.5%	Food & Staples Retailing	3.0%

		Industrial Conglomerates	6.3%	Textiles, Apparel & Luxury Goods	3.0%

		Hotels, Restaurants & Leisure	3.7%	Short-Term Investments	0.8%

		Machinery	3.4%	Other	17.0%

		Consumer Finance	3.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Since inception returns are from 5/30/07.
2	Holdings are subject to change.
3	Excluding investments in derivatives.

14	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

NASDAQ Premium Income & Growth Fund Inc.

Dow 30SM Premium & Dividend Income Fund Inc.

Dow 30SM Enhanced Premium & Income Fund Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NASDAQ Premium Income & Growth Fund Inc., Dow 30SM Premium & Dividend Income Fund Inc. and Dow 30SM Enhanced Premium & Income Fund Inc. (hereinafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

February 27, 2014

Nuveen Investments	15

QQQX

NASDAQ Premium Income & Growth Fund Inc. Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.5%

	COMMON STOCKS – 101.5%

	Aerospace & Defense – 0.6%

2,843	Lockheed Martin Corporation	$422,640
2,019	Precision Castparts Corporation	543,717
8,828	United Technologies Corporation	1,004,626

	Total Aerospace & Defense	1,970,983

	Air Freight & Logistics – 0.4%

2,768	FedEx Corporation	397,955
8,274	United Parcel Service, Inc., Class B	869,432
4,069	UTI Worldwide, Inc.	71,452

	Total Air Freight & Logistics	1,338,839

	Airlines – 0.1%

6,915	Ryanair Holdings PLC, (2)	324,521

	Auto Components – 0.3%

1,406	Autoliv Inc.	129,071
2,364	BorgWarner Inc.	132,171
10,993	Gentex Corporation	362,659
4,227	Lear Corporation	342,260

	Total Auto Components	966,161

	Beverages – 0.1%

4,447	Brown-Forman Corporation	336,060
1,705	PepsiCo, Inc.	141,413

	Total Beverages	477,473

	Biotechnology – 11.1%

14,421	Alkermes Inc., (2)	586,358
30,000	Amgen Inc., (3)	3,424,800
11,732	BioMarin Pharmaceutical Inc., (2)	824,408
55,000	Celgene Corporation, (2)	9,292,800
9,456	Cubist Pharmaceuticals Inc., (2)	651,235
3,743	Genomic Health, Inc., (2)	109,558
220,000	Gilead Sciences, Inc., (2)	16,533,000
6,049	Immunogen, Inc., (2)	88,739
9,571	Incyte Pharmaceuticals Inc.	484,580
10,136	ISIS Pharmaceuticals, Inc., (2)	403,818
36,642	Lexicon Genetics, Inc., (2)	65,956
12,904	Myriad Genentics Inc., (2)	270,726
9,000	Regeneron Pharmaceuticals, Inc., (2)	2,477,160
12,177	Seattle Genetics, Inc.	485,741
3,054	Theravance Inc.	108,875
6,117	United Therapeutics Corporation, (2)	691,710
20,000	Vertex Pharmaceuticals Inc., (2)	1,486,000

	Total Biotechnology	37,985,464

16	Nuveen Investments

Shares	Description (1)	Value

	Capital Markets – 0.4%

4,494	Franklin Resources, Inc.	$ 259,439
11,627	SEI Investments Company	403,806
5,883	T. Rowe Price Group Inc.	492,819
5,152	TD Ameritrade Holding Corporation	157,857

	Total Capital Markets	1,313,921

	Chemicals – 0.5%

2,138	Air Products & Chemicals Inc.	238,986
5,970	Ecolab Inc.	622,492
7,810	Methanex Corporation	462,664
1,163	Monsanto Company	135,548
3,448	Praxair, Inc.	448,343

	Total Chemicals	1,908,033

	Commercial Services & Supplies – 0.6%

3,842	Cintas Corporation	228,945
5,162	Copart Inc., (2)	189,187
2,907	Iron Mountain Inc.	88,227
7,605	KAR Auction Services Inc.	224,728
3,753	Rollins Inc.	113,678
15,000	Tetra Tech, Inc., (2)	419,700
3,738	United Stationers, Inc.	171,537
4,788	Waste Connections Inc.	208,900
9,417	Waste Management, Inc.	422,541

	Total Commercial Services & Supplies	2,067,443

	Communications Equipment – 8.0%

604,206	Cisco Systems, Inc., (3)	13,564,425
21,858	Ericsson LM Telefonaktiebolaget	267,542
184,022	QUALCOMM, Inc.	13,663,634

	Total Communications Equipment	27,495,601

	Computers & Peripherals – 15.0%

88,000	Apple, Inc., (3)	49,377,680
8,806	EMC Corporation	221,471
24,822	SanDisk Corporation	1,750,944

	Total Computers & Peripherals	51,350,095

	Containers & Packaging – 0.0%

1,377	Silgan Holdings, Inc.	66,124

	Distributors – 0.4%

40,470	LKQ Corporation, (2)	1,331,463

	Diversified Consumer Services – 0.0%

1,285	Strayer Education Inc., (2)	44,294

	Diversified Telecommunication Services – 0.3%

11,623	AT&T Inc.	408,665
12,086	Verizon Communications Inc.	593,906

	Total Diversified Telecommunication Services	1,002,571

	Electrical Equipment – 0.1%

4,297	Eaton PLC	327,088

	Electronic Equipment & Instruments – 0.3%

995	Amphenol Corporation, Class A	88,734
3,675	Arrow Electronics, Inc., (2)	199,369

Nuveen Investments	17

QQQX	NASDAQ Premium Income & Growth Fund Inc. (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	Electronic Equipment & Instruments (continued)

5,960	Avnet Inc.	$262,896
13,756	National Instruments Corporation	440,467
1,870	Plexus Corporation, (2)	80,952

	Total Electronic Equipment & Instruments	1,072,418

	Food & Staples Retailing – 0.3%

2,453	Casey’s General Stores, Inc.	172,323
5,132	CVS Caremark Corporation	367,297
6,862	Fresh Market Inc., (2)	277,911
1,050	PriceSmart, Inc.	121,317

	Total Food & Staples Retailing	938,848

	Health Care Equipment & Supplies – 0.9%

11,141	Abbott Laboratories	427,035
4,453	Baxter International, Inc.	309,706
2,926	Becton, Dickinson and Company	323,294
1,655	C. R. Bard, Inc.	221,671
6,787	Covidien PLC	462,195
1,123	Idexx Labs Inc., (2)	119,454
9,210	Medtronic, Inc.	528,562
2,552	Saint Jude Medical Inc.	158,096
3,714	Stryker Corporation	279,070
1,202	Varian Medical Systems, Inc., (2)	93,383
2,561	Zimmer Holdings, Inc.	238,660

	Total Health Care Equipment & Supplies	3,161,126

	Health Care Providers & Services – 2.1%

7,890	AmerisourceBergen Corporation	554,746
7,457	Cardinal Health, Inc.	498,202
75,000	Express Scripts, Holding Company, (2)	5,268,000
5,773	McKesson HBOC Inc.	931,762
1,606	Patterson Companies, Inc.	66,167

	Total Health Care Providers & Services	7,318,877

	Health Care Technology – 0.1%

8,481	Allscripts Healthcare Solutions Inc., (2)	131,116
13,136	Quality Systems Inc.	276,644

	Total Health Care Technology	407,760

	Hotels, Restaurants & Leisure – 0.9%

3,330	Cheesecake Factory Inc.	160,739
2,690	Darden Restaurants, Inc.	146,255
1,773	Panera Bread Company, (2)	313,271
13,593	Wynn Resorts Ltd	2,639,897

	Total Hotels, Restaurants & Leisure	3,260,162

	Household Durables – 0.0%

100	NVR Inc., (2)	102,601

	Household Products – 0.1%

3,724	Procter & Gamble Company	303,171

	Industrial Conglomerates – 0.1%

1,793	3M Co.	251,468
3,005	Danaher Corporation	231,986

	Total Industrial Conglomerates	483,454

18	Nuveen Investments

Shares	Description (1)	Value

	Insurance – 0.1%

5,268	CNA Financial Corporation	$225,945

	Internet & Catalog Retail – 8.0%

50,000	Amazon.com, Inc., (2)	19,939,500
10,000	Groupon Inc.	117,700
1,604	Hosting Site Network, Inc.	99,929
6,208	priceline.com Incorporated, (2)	7,216,179

	Total Internet & Catalog Retail	27,373,308

	Internet Software & Services – 13.9%

31,000	Baidu Inc., (2)	5,514,280
147,828	eBay Inc., (2), (3)	8,114,279
28,325	Google Inc., Class A, (2)	31,744,111
11,128	IAC/InterActiveCorp.	764,382
4,807	J2 Global Inc.	240,398
1,436	Mercadolibre, Inc.	154,786
7,516	Netease.com, Inc.	590,758
4,376	NIC, Incorporated	108,831
1,733	Sina Corporation	146,005
8,335	ValueClick, Inc., (2)	194,789
5,270	WebMD Health Corporation, Class A, (2)	208,165

	Total Internet Software & Services	47,780,784

	IT Services – 2.0%

4,453	Acxiom Corporation, (2)	164,672
27,590	Amdocs Limited	1,137,812
10,704	Computer Sciences Corporation	598,140
5,989	CSG Systems International Inc.	176,077
19,208	Genpact Limited	352,851
1,448	Global Payments Inc.	94,106
19,648	Henry Jack and Associates Inc.	1,163,358
9,723	International Business Machines Corporation (IBM)	1,823,743
5,008	Leidos Holdings Inc.	232,822
8,650	ManTech International Corporation, Class A	258,895
3,931	NeuStar, Inc., (2)	196,000
6,846	Sapient Corporation, (2)	118,847
2,862	Science Applications International Corporation	94,646
2,118	Teradata Corporation, (2)	96,348
8,580	Total System Services Inc.	285,542

	Total IT Services	6,793,859

	Life Sciences Tools & Services – 0.9%

4,788	Charles River Laboratories International, Inc., (2)	253,956
14,460	ICON plc	584,329
5,980	Luminex Corporation, (2)	116,012
20,567	Techne Corporation	1,947,078
1,133	Thermo Fisher Scientific, Inc.	126,160

	Total Life Sciences Tools & Services	3,027,535

	Machinery – 0.4%

2,571	AGCO Corporation	152,177
18,967	CNH Industrial NV	215,275
1,251	Deere & Company	114,254
7,181	Makita Corporation, ADR, (6)	380,593
3,641	Nordson Corporation	270,526
2,114	WABCO Holdings Inc., (2)	197,469

	Total Machinery	1,330,294

Nuveen Investments	19

QQQX	NASDAQ Premium Income & Growth Fund Inc. (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	Media – 6.8%

230,000	Comcast Corporation, Class A, (3)	$11,951,950
14,000	Discovery Communications inc., Class A Shares, (2)	1,265,880
2,045	Lamar Advertising Company, (2)	106,851
51,332	News Corporation, Class A Shares, (2)	925,003
11,375	Omnicom Group, Inc.	845,959
2,345	Scripps Networks Interactive, Class A Shares	202,631
205,331	Twenty First Century Fox Inc., Class A Shares	7,223,545
6,836	WPP Group PLC	785,183

	Total Media	23,307,002

	Multiline Retail – 0.4%

7,979	Dollar General Corporation, (2)	481,293
10,757	Macy’s, Inc.	574,424
2,818	Nordstrom, Inc.	174,152

	Total Multiline Retail	1,229,869

	Office Electronics – 0.1%

29,579	Xerox Corporation	359,976
1,872	Zebra Technologies Corporation, Class A, (2)	101,238

	Total Office Electronics	461,214

	Pharmaceuticals – 1.2%

11,141	AbbVie Inc.	588,356
1,753	Actavis Inc., (2)	294,504
4,275	Allergan, Inc.	474,867
3,606	Bristol-Myers Squibb Company	191,659
8,946	Endo Pharmaceuticals Holdings Inc., (2)	603,497
12,362	Forest Laboratories, Inc., (2)	742,091
848	Mallinckrodt PLC, (2)	44,316
6,009	Shire plc, ADR	849,012
5,980	ViroPharma, Inc., (2)	298,103

	Total Pharmaceuticals	4,086,405

	Professional Services – 0.6%

6,314	Equifax Inc.	436,234
2,798	IHS Inc.	334,921
1,389	Towers Watson & Company, Class A Shares	177,250
15,000	Verisk Analytics Inc, Class A Shares	985,800

	Total Professional Services	1,934,205

	Road & Rail – 0.5%

3,987	CSX Corporation	114,706
19,779	Heartland Express, Inc.	388,064
4,374	J.B. Hunt Transports Serives Inc.	338,110
9,051	Landstar System	519,980
8,819	Werner Enterprises, Inc.	218,094

	Total Road & Rail	1,578,954

	Semiconductors & Equipment – 9.4%

9,078	Aixtron AG, Aachen SH	131,813
28,000	Analog Devices, Inc.	1,426,040
20,000	ARM Holdings PLC	1,094,800
2,443	ASM International NV	80,619
12,580	ASML Holding NV	1,178,746
2,227	Cabot Microelectronics Corporation, (2)	101,774
20,000	Cree, Inc., (2)	1,251,400
5,040	Hittite Microwave Corporation, (2)	311,119
575,000	Intel Corporation, (3)	14,927,000
5,743	International Rectifier Corporation, (2)	149,720
11,540	Intersil Holding Corporation, Class A	132,364

20	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

4,477	Lam Research Corporation, (2)	$243,773
17,996	LSI Logic Corporation	198,316
2,198	Mellanox Technologies, Limited	87,854
121,609	Micron Technology, Inc., (2)	2,646,212
8,107	Microsemi Corporation, (2)	202,270
72,634	NVIDIA Corporation	1,163,597
7,270	NXP Semiconductors NV, (2)	333,911
27,886	ON Semiconductor Corporation	229,781
5,933	Power Integrations Inc.	331,180
11,023	Rambus Inc., (2)	104,388
5,950	Semtech Corporation, (2)	150,416
10,146	Silicon Laboratories Inc., (2)	439,423
44,749	Siliconware Precision Industries Company Limited	267,599
8,537	Skyworks Solutions Inc., (2)	243,817
50,000	Taiwan Semiconductor Manufacturing Company Limited	872,000
7,657	Tessera Technologies Inc.	150,919
90,000	Texas Instruments Incorporated, (3)	3,951,900

	Total Semiconductors & Equipment	32,402,751

	Software – 11.6%

1,606	ACI Worldwide, Inc., (2)	104,390
5,000	Advent Software Inc.	174,950
7,378	Ansys Inc., (2)	643,362
2,847	Blackbaud, Inc.	107,190
18,065	Cadence Design Systems, Inc., (2)	253,271
16,834	Compuware Corporation	188,709
3,694	Concur Technologies, Inc., (2)	381,147
4,334	Informatica Corporation, (2)	179,861
15,000	Micros Systems, Inc., (2)	860,550
740,000	Microsoft Corporation	27,698,200
1,584	Microstrategy Inc., (2)	196,796
1,330	NetSuite Inc., (2)	137,017
5,556	Open Text Corporation	510,930
150,000	Oracle Corporation, (3)	5,739,000
12,402	Parametric Technology Corporation, (2)	438,907
6,511	Progress Software Corporation, (2)	168,179
5,477	Red Hat, Inc., (2)	306,931
2,052	Salesforce.com, Inc., (2)	113,250
3,202	Solera Holdings Inc.	226,574
2,640	SS&C Technologies Holdings Inc., (2)	116,846
25,778	Synopsys Inc., (2)	1,045,813
5,497	Tibco Software Inc., (2)	123,573

	Total Software	39,715,446

	Specialty Retail – 2.0%

3,231	Aaron Rents Inc.	94,991
4,472	Advance Auto Parts, Inc.	494,961
18,980	Ascena Retail Group Inc., (2)	401,617
1,202	AutoZone, Inc., (2)	574,484
4,581	CarMax, Inc., (2)	215,399
3,340	Dick’s Sporting Goods Inc.	194,054
8,570	Gap, Inc.	334,916
10,855	PetSmart Inc.	789,701
9,254	Rent-A-Center Inc.	308,528
5,369	Sally Beauty Holdings Inc.	162,305
5,585	Signet Jewelers Limited	439,540
5,134	Tiffany & Co.	476,330
14,382	TJX Companies, Inc.	916,560
16,094	Tractor Supply Company	1,248,573
2,515	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	242,745
2,384	Williams-Sonoma Inc.	138,940

	Total Specialty Retail	7,033,644

Nuveen Investments	21

QQQX	NASDAQ Premium Income & Growth Fund Inc. (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – 0.1%

2,496	PVH Corporation	$339,506

	Trading Companies & Distributors – 0.1%

4,640	MSC Industrial Direct Inc., Class A	375,237

	Wireless Telecommunication Services – 0.7%

15,355	Partner Communications Company Limited	144,030
12,000	SBA Communications Corporation, (2)	1,078,080
19,244	Telephone and Data Systems Inc.	496,110
13,012	United States Cellular Corporation	544,162

	Total Wireless Telecommunication Services	2,262,382

	Total Long-Term Investments (cost $172,988,276)	348,276,831

	Other Assets Less Liabilities – (1.5)% (4)	(5,147,160)

	Net Assets – 100%	$343,129,671

Investments in Derivatives as of December 31, 2013

Options Written outstanding:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value (4)

(100)	BAIDU Inc.	$(1,850,000)	1/18/14	$185.0	$(27,296)
(100)	Groupon Inc.	(120,000)	1/18/14	12.0	(4,600)
(100)	NASDAQ 100® INDEX	(35,300,000)	1/18/14	3,530.0	(836,500)
(100)	NASDAQ 100® INDEX	(35,650,000)	1/18/14	3,565.0	(575,500)
(75)	RUSSELL 2000® INDEX	(8,587,500)	1/18/14	1,145.0	(207,000)
(100)	S&P 500® INDEX	(18,500,000)	1/18/14	1,850.0	(167,796)
(150)	S&P 500® INDEX	(27,375,000)	1/18/14	1,825.0	(519,000)
(200)	Vertex Pharmaceuticals Inc.	(1,450,000)	1/18/14	72.5	(73,000)

(925)	Total Options Written (premiums received $ 1,125,710)	$(128,832,500)			$(2,410,692)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub- classifications into sectors for reporting ease.

(1)	All percentages in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(6)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

22	Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund Inc. Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 98.2%

	Aerospace & Defense – 9.5%

76,000	Boeing Company	$10,373,240
76,000	United Technologies Corporation	8,648,800

	Total Aerospace & Defense	19,022,040

	Beverages – 1.6%

76,000	Coca-Cola Company	3,139,560

	Capital Markets – 6.7%

76,000	Goldman Sachs Group, Inc.	13,471,760

	Chemicals – 2.5%

76,000	E.I. Du Pont de Nemours and Company	4,937,720

	Communications Equipment – 0.9%

76,000	Cisco Systems, Inc.	1,706,200

	Consumer Finance – 3.4%

76,000	American Express Company	6,895,480

	Diversified Financial Services – 2.2%

76,000	JPMorgan Chase & Co.	4,444,480

	Diversified Telecommunication Services – 3.2%

76,000	AT&T Inc.	2,672,160
76,000	Verizon Communications Inc.	3,734,640

	Total Diversified Telecommunication Services	6,406,800

	Food & Staples Retailing – 3.0%

76,000	Wal-Mart Stores, Inc.	5,980,440

	Health Care Providers & Services – 2.9%

76,000	UnitedHealth Group Incorporated	5,722,800

	Hotels, Restaurants & Leisure – 3.7%

76,000	McDonald’s Corporation	7,374,280

	Household Products – 3.1%

76,000	Procter & Gamble Company	6,187,160

	Industrial Conglomerates – 6.4%

76,000	3M Co.	10,659,000
76,000	General Electric Company	2,130,280

	Total Industrial Conglomerates	12,789,280

	Insurance – 3.4%

76,000	Travelers Companies, Inc.	6,881,040

Nuveen Investments	23

DPD	Dow 30SM Premium & Dividend Income Fund Inc. (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)			Value
	IT Services – 15.6%

76,000	International Business Machines Corporation (IBM)			$14,255,320
76,000	Visa Inc.			16,923,680

	Total IT Services			31,179,000

	Machinery – 3.5%

76,000	Caterpillar Inc.			6,901,560

	Media – 2.9%

76,000	Walt Disney Company			5,806,400

	Oil, Gas & Consumable Fuels – 8.6%

76,000	Chevron Corporation			9,493,160
76,000	Exxon Mobil Corporation			7,691,200

	Total Oil, Gas & Consumable Fuels			17,184,360

	Pharmaceuticals – 6.6%

76,000	Johnson & Johnson			6,960,840
76,000	Merck & Company Inc.			3,803,800
76,000	Pfizer Inc.			2,327,880

	Total Pharmaceuticals			13,092,520

	Semiconductors & Equipment – 1.0%

76,000	Intel Corporation			1,972,960

	Software – 1.4%

76,000	Microsoft Corporation			2,844,680

	Specialty Retail – 3.1%

76,000	Home Depot, Inc.			6,257,840

	Textiles, Apparel & Luxury Goods – 3.0%

76,000	Nike, Inc., Class B			5,976,640

	Total Common Stocks (cost $122,930,285)			196,175,000

Shares	Description (1), (3)			Value

	EXCHANGE-TRADED FUNDS – 1.9%

22,000	SPDR Dow Jones Industrial Average ETF Trust			$3,640,340

	Total Exchange-Traded Funds (cost $3,384,266)			3,640,340

	Total Long-Term Investments (cost $126,314,551)			199,815,340

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.0%

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.0%

$2,000	U.S. Treasury Bills, (2)	0.000%	2/13/14	$1,999,970

	Total Short-Term Investments (cost $1,999,839)			1,999,970

	Total Investments (cost $128,314,390) – 101.1%			201,815,310

	Other Assets Less Liabilities – (1.1)% (4)			(2,116,144)

	Net Assets – 100%			$199,699,166

24	Nuveen Investments

Investments in Derivatives as of December 31, 2013

Options Written outstanding:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value (4)
(300)	3M Company	$(4,027,815)	1/18/14	$134.2605	$(179,940)
(200)	3M Company	(2,810,200)	1/18/14	140.5100	(40,305)
(300)	American Express Company	(2,594,055)	1/18/14	86.4685	(128,048)
(300)	AT&T Inc.	(1,090,800)	1/18/14	36.3600	(14)
(300)	Boeing Company	(4,107,600)	1/18/14	136.9200	(21,310)
(300)	Caterpillar Inc.	(2,537,400)	1/18/14	84.5800	(186,945)
(300)	Caterpillar Inc.	(2,670,300)	1/18/14	89.0100	(65,007)
(300)	Chevron Corporation	(3,814,800)	1/18/14	127.1600	(459)
(300)	Cisco Systems Inc.	(663,300)	1/18/14	22.1100	(7,058)
(300)	Coca-Cola Company	(1,249,200)	1/18/14	41.6400	(2,172)
(300)	DuPont E.I. de Nemours and Company	(1,903,500)	1/18/14	63.4500	(46,835)
(300)	Exxon Mobil Corporation	(2,925,900)	1/18/14	97.5300	(110,395)
(300)	General Electric Company	(831,519)	1/18/14	27.7173	(11,744)
(300)	Goldman Sachs Group Inc.	(5,162,400)	1/18/14	172.0800	(158,887)
(300)	Home Depot Inc.	(2,466,747)	1/18/14	82.2249	(14,693)
(300)	IBM Corporation	(5,689,500)	1/18/14	189.6500	(4,908)
(300)	Intel Corporation	(779,298)	1/18/14	25.9766	(6,008)
(300)	Johnson & Johnson	(2,941,800)	1/18/14	98.0600	—
(300)	JPMorgan Chase & Co.	(1,768,098)	1/18/14	58.9366	(3,355)
(300)	McDonald’s Corporation	(3,018,900)	1/18/14	100.6300	—
(300)	Merck & Co. Inc.	(1,502,358)	1/18/14	50.0786	(8,119)
(300)	Microsoft Corporation	(1,155,300)	1/18/14	38.5100	(895)
(300)	Nike Inc.	(2,412,981)	1/18/14	80.4327	(389)
(300)	Pfizer Inc.	(987,900)	1/18/14	32.9300	—
(300)	Procter & Gamble Company	(2,616,300)	1/18/14	87.2100	—
(200)	SPDR Dow Jones Industrial Average	(3,320,000)	1/18/14	166.0000	(23,757)
(300)	The Travelers Companies Inc.	(2,757,000)	1/18/14	91.9000	(2,074)
(300)	United Technologies Corporation	(3,391,893)	1/18/14	113.0631	(33,360)
(300)	Unitedhealth Group Inc	(2,252,919)	1/18/14	75.0973	(21,631)
(300)	Verizon Communications Inc.	(1,556,742)	1/18/14	51.8914	(1)
(300)	Visa Inc.	(6,229,800)	1/18/14	207.6600	(450,939)
(300)	Visa Inc.	(6,435,300)	1/18/14	214.5100	(280,489)
(300)	Wal-Mart Stores Inc.	(2,436,900)	1/18/14	81.2300	(1)
(300)	Walt Disney Company	(2,161,200)	1/18/14	72.0400	(130,850)
(200)	Walt Disney Company	(1,495,200)	1/18/14	74.7600	(48,439)

(10,200)	Total Options Written (premiums received $ 746,763)	$(93,764,925)			$(1,989,027)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub- classifications into sectors for reporting ease.

(1)	All percentages in the Portfolio of Investments are based on net assets.
(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(3)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(4)	Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

See accompanying notes to financial statements.

Nuveen Investments	25

DPO

           Dow 30SM Enhanced Premium & Income Fund Inc.

                   Portfolio of Investments

                    December 31, 2013

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.7%

	COMMON STOCKS – 94.8%

	Aerospace & Defense – 9.2%

143,000	Boeing Company	$19,518,070
143,000	United Technologies Corporation	16,273,400

	Total Aerospace & Defense	35,791,470

	Beverages – 1.5%

143,000	Coca-Cola Company	5,907,330

	Capital Markets – 6.5%

143,000	Goldman Sachs Group, Inc.	25,348,180

	Chemicals – 2.4%

143,000	E.I. Du Pont de Nemours and Company	9,290,710

	Communications Equipment – 0.8%

143,000	Cisco Systems, Inc.	3,210,350

	Consumer Finance – 3.3%

143,000	American Express Company	12,974,390

	Diversified Financial Services – 2.1%

143,000	JPMorgan Chase & Co.	8,362,640

	Diversified Telecommunication Services – 3.1%

143,000	AT&T Inc.	5,027,880
143,000	Verizon Communications Inc.	7,027,020

	Total Diversified Telecommunication Services	12,054,900

	Food & Staples Retailing – 2.9%

143,000	Wal-Mart Stores, Inc.	11,252,670

	Health Care Providers & Services – 2.8%

143,000	UnitedHealth Group Incorporated	10,767,900

	Hotels, Restaurants & Leisure – 3.6%

143,000	McDonald’s Corporation	13,875,290

	Household Products – 3.0%

143,000	Procter & Gamble Company	11,641,630

	Industrial Conglomerates – 6.2%

143,000	3M Co.	20,055,750
143,000	General Electric Company	4,008,290

	Total Industrial Conglomerates	24,064,040

	Insurance – 3.3%

143,000	Travelers Companies, Inc.	12,947,220

26	Nuveen Investments

Shares	Description (1)			Value

	IT Services – 15.1%

143,000	International Business Machines Corporation (IBM)			$26,822,510
143,000	Visa Inc.			31,843,240

	Total IT Services			58,665,750

	Machinery – 3.3%

143,000	Caterpillar Inc.			12,985,830

	Media – 2.8%

143,000	Walt Disney Company			10,925,200

	Oil, Gas & Consumable Fuels – 8.3%

143,000	Chevron Corporation			17,862,130
143,000	Exxon Mobil Corporation, (2)			14,471,600

	Total Oil, Gas & Consumable Fuels			32,333,730

	Pharmaceuticals – 6.3%

143,000	Johnson & Johnson			13,097,370
143,000	Merck & Company Inc.			7,157,150
143,000	Pfizer Inc.			4,380,090

	Total Pharmaceuticals			24,634,610

	Semiconductors & Equipment – 1.0%

143,000	Intel Corporation			3,712,280

	Software – 1.4%

143,000	Microsoft Corporation			5,352,490

	Specialty Retail – 3.0%

143,000	Home Depot, Inc.			11,774,620

	Textiles, Apparel & Luxury Goods – 2.9%

143,000	Nike, Inc., Class B			11,245,520

	Total Common Stocks (cost $270,905,639)			369,118,750

Shares	Description (1), (3)			Value

	EXCHANGE-TRADED FUNDS – 1.9%

44,000	SPDR Dow Jones Industrial Average ETF Trust			$7,280,680

	Total Exchange-Traded Funds (cost $6,710,341)			7,280,680

	Total Long-Term Investments (cost $277,615,980)			376,399,430

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.8%

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.8%

$3,000	U.S. Treasury Bills, (2)	0.000%	2/13/14	$2,999,955

	Total Short-Term Investments (cost $2,999,758)			2,999,955

	Total Investments (cost $280,615,738) – 97.5%			379,399,385

	Other Assets Less Liabilities – 2.5% (4)			9,860,060

	Net Assets – 100%			$389,259,445

Nuveen Investments	27

DPO	Dow 30SM Enhanced Premium & Income Fund Inc. (continued)
Portfolio of Investments December 31, 2013

Investments in Derivatives as of December 31, 2013

Options Written outstanding:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value (4)
(750)	3M Company	$ (10,069,538)	1/18/14	$134.2605	$(449,851)
(500)	3M Company	(7,025,500)	1/18/14	140.5100	(100,761)
(750)	American Express Company	(6,485,138)	1/18/14	86.4685	(320,119)
(750)	AT&T Inc.	(2,727,000)	1/18/14	36.3600	(34)
(750)	Boeing Company	(10,269,000)	1/18/14	136.9200	(53,276)
(750)	Caterpillar Inc.	(6,343,500)	1/18/14	84.5800	(467,362)
(600)	Caterpillar Inc.	(5,340,600)	1/18/14	89.0100	(130,014)
(750)	Chevron Corporation	(9,537,000)	1/18/14	127.1600	(1,146)
(750)	Cisco Systems Inc.	(1,658,250)	1/18/14	22.1100	(17,643)
(750)	Coca-Cola Company	(3,123,000)	1/18/14	41.6400	(5,430)
(750)	DuPont E.I. de Nemours and Company	(4,758,750)	1/18/14	63.4500	(117,088)
(750)	Exxon Mobil Corporation	(7,314,750)	1/18/14	97.5300	(275,987)
(750)	General Electric Company	(2,078,798)	1/18/14	27.7173	(29,361)
(750)	Goldman Sachs Group Inc.	(12,906,000)	1/18/14	172.0800	(397,217)
(750)	Home Depot Inc.	(6,166,868)	1/18/14	82.2249	(36,734)
(750)	IBM Corporation	(14,223,750)	1/18/14	189.6500	(12,269)
(750)	Intel Corporation	(1,948,245)	1/18/14	25.9766	(15,020)
(750)	Johnson & Johnson	(7,354,500)	1/18/14	98.0600	—
(750)	JPMorgan Chase & Co.	(4,420,245)	1/18/14	58.9366	(8,388)
(750)	McDonald’s Corporation	(7,547,250)	1/18/14	100.6300	(1)
(750)	Merck & Co. Inc.	(3,755,895)	1/18/14	50.0786	(20,297)
(750)	Microsoft Corporation	(2,888,250)	1/18/14	38.5100	(2,238)
(750)	Nike Inc.	(6,032,453)	1/18/14	80.4327	(974)
(400)	SPDR Dow Jones Industrial Average	(6,640,000)	1/18/14	166.0000	(47,513)
(750)	Pfizer Inc.	(2,469,750)	1/18/14	32.9300	—
(750)	Procter & Gamble Company	(6,540,750)	1/18/14	87.2100	—
(750)	The Travelers Companies Inc.	(6,892,500)	1/18/14	91.9000	(5,186)
(750)	United Technologies Corporation	(8,479,733)	1/18/14	113.0631	(83,400)
(750)	Unitedhealth Group Inc	(5,632,298)	1/18/14	75.0973	(54,079)
(750)	Verizon Communications Inc.	(3,891,855)	1/18/14	51.8914	(3)
(750)	Visa Inc.	(15,574,500)	1/18/14	207.6600	(1,127,348)
(650)	Visa Inc.	(13,943,150)	1/18/14	214.5100	(607,726)
(750)	Wal-Mart Stores Inc.	(6,092,250)	1/18/14	81.2300	(2)
(750)	Walt Disney Company	(5,403,000)	1/18/14	72.0400	(327,124)
(500)	Walt Disney Company	(3,738,000)	1/18/14	74.7600	(121,099)

(25,150)	Total Options Written (premiums received $ 1,823,895)	$(229,272,066)			$(4,834,690)

Total Return Swaps outstanding:

Counterparty	Receive	Pay	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation) (4)
Citibank N.A.	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA less 5 basis points	6/25/14	$56,993,600	$7,608,921
HSBC Bank	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA less 5 basis points	6/25/14	56,993,600	7,608,920

				$113,987,200	$15,217,841

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(4)	Other Assets Less Liabilities includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

USD-LIBOR-BBA	United States Dollar – London Inter-Bank Offered Rate – British Bankers Association.

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of

Assets and Liabilities	December 31, 2013

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)

Assets
Long-term Investments, at value (cost $172,988,276, $126,314,551 and $277,615,980, respectively)	$348,276,831	$199,815,340	$376,399,430
Short-term Investments, at value (cost $ —, $1,999,839 and $2,999,758, respectively)	—	1,999,970	2,999,955
Unrealized appreciation on total return swaps	—	—	15,217,841
Receivable for:
Dividends	96,554	178,631	337,192
Investments sold	2,618,316	23,757	47,513
Reclaims	1,179	—	—
Other assets	7,826	1,420	10,895

Total assets	351,000,706	202,019,118	395,012,826

Liabilities
Cash overdraft	5,023,607	53,988	423,377
Options written, at value (premiums received $1,125,710, $746,763 and $1,823,895, respectively)	2,410,692	1,989,027	4,834,690
Accrued expenses:
Management fees	248,933	144,418	279,193
Directors fees	7,822	1,141	10,839
Other	179,981	131,378	205,282

Total liabilities	7,871,035	2,319,952	5,753,381

Net assets	$343,129,671	$199,699,166	$389,259,445

Shares outstanding	18,509,928	12,015,674	27,856,933

Net asset value per share outstanding	$18.54	$16.62	$13.97

Net assets consist of:

Shares, $.001 par value per share	$18,510	$12,016	$27,857
Paid-in surplus	174,779,386	128,175,138	318,902,712
Undistributed (Over-distribution of) net investment income	—	—	—
Accumulated net realized gain (loss)	(5,671,798)	(746,644)	(40,661,817)
Net unrealized appreciation (depreciation)	174,003,573	72,258,656	110,990,693

Net assets	$343,129,671	$199,699,166	$389,259,445

Authorized shares	100,000,000	100,000,000	100,000,000

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Operations	Year Ended December 31, 2013

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)

Investment Income
Dividends (net of foreign tax withheld of $11,990, $ — and $ —, respectively)	$4,422,062	$4,579,088	$8,407,059
Interest	84	2,834	3,829

Total investment income	4,422,146	4,581,922	8,410,888

Expenses
Management fees	2,654,573	1,630,850	3,086,335
Shareholder servicing agent fees and expenses	411	448	601
Custodian fees and expenses	62,515	72,836	96,261
Directors fees and expenses	7,919	4,982	9,249
Licensing fees	165,066	54,373	88,183
Professional fees	45,947	38,296	43,791
Shareholder reporting expenses	63,549	46,133	88,965
Stock exchange listing fees	—	8,586	8,897
Investor relations expenses	61,160	41,016	77,441
Other expenses	10,236	7,941	11,603

Total expenses	3,071,376	1,905,461	3,511,326

Net investment income (loss)	1,350,770	2,676,461	4,899,562

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,736,533	13,951,450	1,244,429
Options purchased	(41,555)	—	—
Options written	(10,981,824)	(5,650,519)	(13,689,249)
Swaps	—	—	20,534,687
Change in net unrealized appreciation (depreciation) of:
Investments	87,178,622	30,662,013	79,972,592
Options purchased	10,602	—	—
Options written	(1,617,379)	(1,421,480)	(3,427,608)
Swaps	—	—	9,204,517

Net realized and unrealized gain (loss)	83,284,999	37,541,464	93,839,368

Net increase (decrease) in net assets from operations	$84,635,769	$40,217,925	$98,738,930

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of

          Changes in Net Assets

	NASDAQ Premium		Dow 30SM Premium &		Dow 30SM Enhanced
	Income & Growth (QQQX)		Dividend Income (DPD)		Premium & Income (DPO)

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12

Operations
Net investment income (loss)	$1,350,770	$1,159,437	$2,676,461	$3,044,711	$4,899,562	$5,184,435
Net realized gain (loss) from:
Investments	8,736,533	4,175,968	13,951,450	4,777,766	1,244,429	3,151,893
Options purchased	(41,555)	—	—	—	—	—
Options written	(10,981,824)	(7,154,082)	(5,650,519)	(1,311,417)	(13,689,249)	(3,061,304)
Swaps	—	—	—	—	20,534,687	5,695,752
Change in net unrealized appreciation (depreciation) of:
Investments	87,178,622	43,787,289	30,662,013	7,427,147	79,972,592	18,150,928
Options purchased	10,602	(10,602)	—	—	—	—
Options written	(1,617,379)	(4,199)	(1,421,480)	109,025	(3,427,608)	248,354
Swaps	—	—	—	—	9,204,517	3,598,651

Net increase (decrease) in net assets from operations	84,635,769	41,953,811	40,217,925	14,047,232	98,738,930	32,968,709

Distributions to Shareholders
From net investment income	(1,350,770)	(1,169,686)	(6,459,028)	(6,414,302)	(14,785,861)	(10,656,160)
From accumulated net realized gains	—	—	(5,254,440)		—	—
Return of capital	(21,001,515)	(21,115,840)	(1,071,209)	(6,370,375)	(9,505,385)	(13,635,086)

Decrease in net assets from distributions to shareholders	(22,352,285)	(22,285,526)	(12,784,677)	(12,784,677)	(24,291,246)	(24,291,246)

Capital Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	812,737	188,913	—	—	—	—

Net increase (decrease) in net assets from capital share transactions	812,737	188,913	—	—	—	—

Net increase (decrease) in net assets	63,096,221	19,857,198	27,433,248	1,262,555	74,447,684	8,677,463
Net assets at the beginning of period	280,033,450	260,176,252	172,265,918	171,003,363	314,811,761	306,134,298

Net assets at the end of period	$343,129,671	$280,033,450	$199,699,166	$172,265,918	$389,259,445	$314,811,761

Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments	31

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

	Beginning Net Asset Value	Net Investment Income (Loss)	(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending Net Asset Value	Ending Market Value

NASDAQ Premium Income & Growth (QQQX)

Year Ended 12/31:
2013	$15.17	$ .07		$ 4.51	$ 4.58	$ (.07)	$ —	$(1.14)	$(1.21)	$18.54	$17.80
2012	14.11	.06		2.21	2.27	(.06)	—	(1.15)	(1.21)	15.17	15.08
2011	14.67	(.01)		.69	.68	(.47)	(.77)	—	(1.24)	14.11	13.03
2010	14.08	(.04)		1.89	1.85	—	—	(1.26)	(1.26)	14.67	14.10
2009	11.28	(.05)		4.70	4.65	—	—	(1.85)	(1.85)	14.08	14.40

Dow 30SM Premium & Dividend Income (DPD)

Year Ended 12/31:
2013	14.34	.22		3.12	3.34	(.54)	(.43)	(.09)	(1.06)	16.62	15.57
2012	14.23	.25		.92	1.17	(.53)	—	(.53)	(1.06)	14.34	13.25
2011	14.39	.23		.77	1.00	(.30)	—	(.86)	(1.16)	14.23	13.12
2010	13.93	.22		1.48	1.70	(.35)	—	(.89)	(1.24)	14.39	14.53
2009	13.20	.26		2.27	2.53	(.26)	—	(1.54)	(1.80)	13.93	14.74

Dow 30SM Enhanced Premium & Income (DPO)

Year Ended 12/31:
2013	11.30	.18		3.36	3.54	(.53)	—	(.34)	(.87)	13.97	13.13
2012	10.99	.19		.99	1.18	(.38)	—	(.49)	(.87)	11.30	10.73
2011	10.93	.17		.85	1.02	(.71)	—	(.25)	(.96)	10.99	10.16
2010	10.35	.15		1.45	1.60	(.63)	—	(.39)	(1.02)	10.93	10.38
2009	9.99	.20		2.16	2.36	(.20)	—	(1.80)	(2.00)	10.35	10.94

32	Nuveen Investments

			Ratios/Supplemental Data

Total Returns				Ratios to Average Net Assets

Based on Net Asset Value	(b)	Based on Market Value (b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

31.30%		27.04%	$343,130	1.00%	.44%	9%
15.98		25.05	280,033	1.01	.40	1
4.82		.91	260,176	1.04	(.04)	51
14.05		7.46	270,534	1.08	(.25)	33
44.32		79.21	259,728	1.11	(.38)	—

23.93		26.09	199,699	1.01	1.42	21
8.27		9.04	172,266	1.00	1.73	3
7.27		(1.86)	171,003	1.02	1.63	—
13.03		7.87	172,293	1.10	1.59	—
20.59		29.66	165,397	1.14	2.02	6

32.18		31.31	389,259	.99	1.38	71
10.78		14.24	314,812	.99	1.62	44
9.75		7.02	306,134	1.01	1.52	3
16.67		4.95	302,657	1.06	1.43	—
26.48		50.23	285,171	1.08	2.11	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

For the fiscal years ended December 31, 2009, and prior, the Fund’s Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Investment Advisers, LLC, the Funds’ previous investment adviser. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	NASDAQ Premium Income & Growth Fund Inc. (QQQX) (“NASDAQ Premium Income & Growth (QQQX)”)

•	Dow 30SM Premium & Dividend Income Fund Inc. (DPD) (“Dow 30SM Premium & Dividend Income (DPD)”)

•	Dow 30SM Enhanced Premium & Income Fund Inc. (DPO) (“Dow 30SM Enhanced Premium & Income (DPO)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. NASDAQ Premium Income & Growth (QQQX), Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium & Income (DPO) were organized in the state of Maryland on August 24, 2004, January 18, 2005 and March 5, 2007, respectively.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

NASDAQ Premium Income & Growth’s (QQQX) investment objective is high current income and capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets in a portfolio of investments (the “NASDAQ Investment Portfolio”) designed to closely track the performance, before fees and expenses, of the NASDAQ 100® Index (the “Index”). Second, in attempting to generate premium income and reduce the volatility of the Fund’s returns, with the intent of improving the Fund’s risk-adjusted returns, the Fund will write (sell) call options on the Index, which are fully collateralized by the NASDAQ Investment Portfolio. Under normal circumstances, the notional value of the written options is not expected to exceed 50% of the Fund’s net assets.

Dow 30SM Premium & Dividend Income’s (DPD) investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the thirty stocks included in the Dow Jones Industrial AverageSM (“DJIA”) (the “Stocks”) in approximately the amounts such Stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the DJIA (the “Other Instruments”). Second, the Fund will write (sell) covered call options on some or all of the Stocks or Other Instruments.

Dow 30SM Enhanced Premium & Income’s (DPO) investment objective is to provide a high level of premium and dividend income and the potential for capital appreciation. Under normal circumstances, the Fund will purchase all of the thirty common stocks included in the DJIA, weighted in approximately the same proportions as in the DJIA (“Dow Stocks”). The Fund will also purchase other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e., leverage) to the return of the Dow Stocks (“Additional Dow Exposure”). The Dow Stocks and the Additional Dow Exposure are collectively referred to as “Total Dow Exposure.” The Fund also will engage in certain option strategies, primarily consisting of writing (selling) covered call options on some or all of the Dow Stocks (“Options”). The Options will be written on approximately 50% (or less) of the Total Dow Exposure at the time they are written. As a result, generally 50% (or more) of the Fund’s Total Dow Exposure will have the potential for full capital appreciation. The portion of the Total Dow Exposure subject to the Options will be limited in the amount of capital appreciation that may be obtained.

34	Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2013, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Directors, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from a Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2013 and December 31, 2012, are reflected in the accompanying financial statements.

Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Funds were not invested in any portfolio securities or derivatives, other than options and swap contracts further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Nuveen Investments	35

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and total return swap contracts are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

36	Nuveen Investments

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NASDAQ Premium Income & Growth (QQQX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$347,896,238	$380,593	$—	$348,276,831
Derivatives:
Options Written	(2,410,692)	—	—	(2,410,692)
Total	$345,485,546	$380,593	$—	$345,866,139
Dow 30SM Premium & Dividend Income (DPD)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$196,175,000	$—	$—	$196,175,000
Exchange-Traded Funds	3,640,340	—	—	3,640,340
Short-Term Investments:
U.S. Government and Agency Obligations	—	1,999,970	—	1,999,970
Derivatives:
Options Written	(23,757)	(1,965,270)	—	(1,989,027)
Total	$199,791,583	$34,700	$—	$199,826,283
Dow 30SM Enhanced Premium & Income (DPO)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$369,118,750	$—	$—	$369,118,750
Exchange-Traded Funds	7,280,680	—	—	7,280,680
Short-Term Investments:
U.S. Government and Agency Obligations	—	2,999,955	—	2,999,955
Derivatives:
Options Written	(47,513)	(4,787,177)	—	(4,834,690)
Total Return Swaps**	—	15,217,841	—	15,217,841
Total	$376,351,917	$13,430,619	$—	$389,782,536

*	Refer to the Fund’s Portfolio of Investments for industry classifications and Common Stocks classified as Level 2.

**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

Nuveen Investments	37

Notes to Financial Statements (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited. As of December 31, 2013, the Funds were not invested in any repurchase agreements.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund may limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to each Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased” on the Statement of Operations. The changes in values of the options written during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2013, NASDAQ Premium Income & Growth (QQQX) wrote options on the NASDAQ 100® Index, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential, which is capped at the amount of premium received for each option. NASDAQ Premium Income & Growth (QQQX) also purchased options at a higher strike price than its options written, which have the effect of allowing the Fund to benefit from strong price increases, if they occur. Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium Income (DPO) each wrote options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential.

38	Nuveen Investments

The average notional amount of outstanding options purchased and options written during the fiscal year ended December 31, 2013, were as follows:

NASDAQ Premium Income & Growth (QQQX)
Average notional amount of outstanding options purchased*	$2,825,000

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Average notional amount of outstanding options written*	$(127,446,500)	$(90,791,298)	$(219,870,739)

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all options held by the Funds as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value

NASDAQ Premium Income & Growth (QQQX)
Equity price	Options	—	$—	Options written, at value	$(2,410,692)

Dow 30SM Premium & Dividend Income (DPD)
Equity price	Options	—	$—	Options written, at value	$(1,989,027)

Dow 30SM Enhanced Premium & Income (DPO)
Equity price	Options	—	$—	Options written, at value	$(4,834,690)

The following table presents the options written contacts, which are subject to netting agreements, as well as the collateral delivered related to those options written contracts.

Fund	Counterparty	Options Written, at Value	Amounts Netted on Statement of Assets and Liabilities	Options Written, at Value	Collateral Pledged to Counterparty	Net Exposure

Dow 30SM Premium & Dividend Income (DPD)
	BNP Paribas	$(221,319)	$—	$(221,319)	$90,999	$(130,320)
	Citigroup	(61,615)	—	(61,615)	61,615	—
	Deutsche Bank	(708,533)	—	(708,533)	—	(708,533)
	HSBC	(21,108)	—	(21,108)	—	(21,108)
	JPMorgan Chase	(213,300)	—	(213,300)	—	(213,300)
	UBS	(739,395)	—	(739,395)	422,724	(316,671)

Total		$(1,965,270)	$—	$(1,965,270)	$575,338	$(1,389,932)

Dow 30SM Enhanced Premium & Income (DPO)
	BNP Paribas	$(553,302)	$—	$(553,302)	$183,997	$(369,305)
	Citigroup	(154,037)	—	(154,037)	—	(154,037)
	Deutsche Bank	(1,738,826)	—	(1,738,826)	1,353,560	(385,266)
	HSBC	(52,772)	—	(52,772)	—	(52,772)
	JPMorgan Chase	(533,251)	—	(533,251)	370,744	(162,507)
	UBS	(1,754,989)	—	(1,754,989)	1,276,091	(478,898)

Total		$(4,787,177)	$—	$(4,787,177)	$3,184,392	$(1,602,785)

Nuveen Investments	39

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
NASDAQ Premium Income & Growth (QQQX)	Equity price	Options purchased	$(41,555)	$10,602
NASDAQ Premium Income & Growth (QQQX)	Equity price	Options written	(10,981,824)	(1,617,379)
Dow 30SM Premium & Dividend Income (DPD)	Equity price	Options written	(5,650,519)	(1,421,480)
Dow 30SM Enhanced & Premium Income (DPO)	Equity price	Options written	(13,689,249)	(3,427,608)

Swap Contracts

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are valued daily. A Fund accrues daily the periodic payments expected to be paid and received on each swap contract and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on total return swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by a Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of the swap contract, and are equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the swap contract. Payments received or made at the beginning of the measurement period, if any, are recognized as a component of “Total return swap premiums paid and/or received” on the Statement of Assets and Liabilities.

During the fiscal year ended December 31, 2013, Dow 30SM Enhanced Premium & Income (DPO) entered into total return swap contracts that receive the total return of the Dow Jones Industrial Average while paying a floating rate of interest; adding leverage and additional equity exposure to the Fund. The average notional amount of total return swap contacts outstanding during the fiscal year ended December 31, 2013, was as follows:

Dow 30SM Enhanced Premium & Income (DPO)
Average notional amount of total return swap contracts outstanding*	$107,874,134

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all total return swap contracts held by the Fund as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Dow 30SM Enhanced & Premium Income (DPO)
Equity price	Swaps	Unrealized appreciation on total return swaps	$15,217,841	—	$—

The following table presents the swap contacts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts.

	Counterparty	Gross Unrealized Appreciation on Total Return Swaps*	Gross Unrealized (Depreciation) on Total Return Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Total Return Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Dow 30SM Enhanced & Premium Income (DPO)
	Citbank N.A.	$7,608,921	$—	$—	$7,608,921	$(7,192,893)	$416,028
	HSBC Bank	7,608,920	—	—	7,608,920	(7,206,104)	402,816

Total		$15,217,841	$—	$—	$15,217,841	$(14,398,997)	$818,844

* Represents gross unrealized appreciation (depreciation) for the counterparty as presented in the Fund’s Portfolio of Investments.

40	Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps

Dow 30SM Enhanced & Premium Income (DPO)	Equity price	Swaps	$20,534,687	$9,204,517

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds have not repurchased any of their outstanding shares since the inception of their share repurchase programs.

Transactions in Fund shares were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Shares issued to shareholders due to reinvestment of distributions	52,834	11,748	—	—	—	—

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) for the fiscal year ended December 31, 2013, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Purchases	$28,634,908	$39,337,221	$191,646,061
Sales	56,829,673	56,479,744	205,170,373

Transactions in options written during the year ended December 31, 2013, were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		DOW 30SM Enhanced Premium & Income (DPO)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Options outstanding, beginning of the period	425	$928,772	15,810	$620,094	36,820	$1,443,122
Options written	7,125	12,678,543	121,120	6,761,610	293,470	16,394,851
Options terminated in closing purchase transactions	(6,425)	(12,238,112)	(61,740)	(3,440,356)	(147,060)	(8,184,186)
Options expired	(200)	(243,493)	(64,990)	(3,194,585)	(158,080)	(7,829,892)

Options outstanding, end of the period	925	$1,125,710	10,200	$746,763	25,150	$1,823,895

Nuveen Investments	41

Notes to Financial Statements (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when a Fund realizes net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of December 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives) as determined on a federal income tax basis, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Cost of investments	$173,247,628	$128,329,711	$280,826,033

Gross unrealized:
Appreciation	$177,619,574	$74,124,956	$101,046,694
Depreciation	(2,590,371)	(639,357)	(2,473,342)

Net unrealized appreciation (depreciation) of investments	$175,029,203	$73,485,599	$98,573,352

Permanent differences, primarily due to tax basis earning and profits adjustments, notional principal contracts, and distribution reclass resulted in reclassifications among the Funds’ components of net assets as of December 31, 2013, the Funds’ tax year end, as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Paid-in surplus	$(21,001,815)	$(4,854,076)	$(19,839,321)
Undistributed (Over-distribution of) net investment income	21,001,515	10,108,216	19,391,684
Accumulated net realized gain (loss)	300	(5,254,140)	447,637

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Funds’ tax year end, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Undistributed net ordinary income	$—	$—	$—
Undistributed net long-term capital gains	—	—	—

The tax character of distributions paid during the Funds’ tax years ended December 31, 2013 and December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Distributions from net ordinary income[1]	$1,350,770	$6,459,028	$14,785,861
Distributions from net long-term capital gains[2]	—	5,254,440	—
Return of capital	21,001,515	1,071,209	9,505,385

42	Nuveen Investments

2012	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Distributions from net ordinary income[1]	$1,169,686	$6,414,302	$10,656,160
Distributions from net long-term capital gains	—	—	—
Return of capital	21,115,840	6,370,375	13,635,086

[1]	Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to realized gains.
[2]

The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2013.

As of December 31, 2013, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Enhanced Premium & Income (DPO)
Expiration:
December 31, 2017	$—	$38,633,190
Not subject to expiration:	6,115,338	—

Total	$6,115,338	$38,633,190

During the Funds’ tax year ended December 31, 2013, the following Funds utilized their capital loss carryforwards as follows:

	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Utilized capital loss carryforwards	$3,782,567	$10,333,636

The Funds have elected to defer last-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Post-October capital losses[3]	$547,718	$716,079	$1,788,000
Late-year ordinary losses[4]	—	—	—

[3]	Capital losses incurred from November 1, 2013 through December 31, 2013, the Funds’ tax year end.
[4]	Specified losses incurred from November 1, 2013 through December 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	43

Notes to Financial Statements (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	NASDAQ Premium Income & Growth (QQQX) Dow 30SM Premium & Dividend Income (DPD) Dow 30SM Enhanced Premium & Income (DPO) Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2013, the complex-level fee rate for these Funds was .1686%.

The Funds pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

44	Nuveen Investments

Additional

Fund Information

Board of Directors
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares. Any future repurchases will be reported in the next annual or semi-annual report.

Distribution Information

Each Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentage as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	QQQX	DPD	DPO

% QDI	100%	70.89%	56.82%
% DRD	100%	70.48%	56.46%

Nuveen Investments	45

Glossary of Terms

Used in this Report

■

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■

Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

■

Dow Jones Industrial Average: An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

■

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■

NASDAQ-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on The Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

46	Nuveen Investments

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting

easy. A phone call is all it

takes to set up your

reinvestment account.

Nuveen Closed-End Funds

Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	47

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206

■ ROBERT P. BREMNER
1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206

■ JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206

■ WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206

■ DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206

48	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206

■ JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206

■ CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206

■ VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206

■ TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

Nuveen Investments	49

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■ WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.	132

■ THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	132

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206

■ CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	100

■ MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

■ LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206

50	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206

■ SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206

■ WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	206

■ TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	206

■ KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	206

■ KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Nuveen Investments	51

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

52	Nuveen Investments

Notes

Notes

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: “Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.”

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross

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negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 90% of any operational failure claims and the Fund would be liable for 10% of any such claims) and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	Declaration of Trust of Registrant, dated May 20, 2014.(1)

(2)	By-Laws of Registrant, Amended and Restated as of November 18, 2009.(1)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herein as Appendix D to Part A of the registration statement.

(5)	Not applicable.

(6)(a)	Form-of Investment Management Agreement is filed herewith.

(6)(b)	Form-of Investment Sub-Advisory Agreement is filed herewith.

(7)	Not applicable.

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated February 25, 2005, is filed herewith.

(9)(b)	Form of Appendix A to Custodian Agreement is filed herewith.

(10)	Not applicable.

(11)	Opinion and Consent of Counsel is filed herewith.

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prospectus is filed herewith.

(13)(a)	Transfer Agency and Service Agreement, dated October 7, 2002, is filed herewith.

(13)(b)	Form of Amendment and Schedule A to Transfer Agency and Service Agreement is filed herewith.

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Power of Attorney.(1)

(17)	Form of Proxy is filed herein and appears following the Joint Proxy Statement/Prospectus included in this registration statement.

(1)	Filed on May 23, 2014 with Registrant’s registration statement on From N-14 (File No. 333-196254) and incorporated herein by reference.

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Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that an executed opinion of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganizations.

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SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this pre-effective amendment no. 1 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and the State of Illinois, on the 24th day of July, 2014.

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND

By:	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer

As required by the Securities Act of 1933, this pre-effective amendment no. 1 to the Registrant’s registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial/ accounting officer)	July 24, 2014

/s/ Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)	July 24, 2014
Gifford R. Zimmerman

William Adams IV*	Sole Trustee

/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Attorney-In-Fact July 24, 2014

*	An original power of attorney authorizing Mark Czarniecki, Kevin J. McCarthy, Kathleen L. Prudhomme, Christopher M. Rohrbacher, Mark L. Winget, Gifford R. Zimmerman and Eric F. Fess to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is incorporated by reference herein.

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EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(6)(a)	Form of Investment Management Agreement.

(6)(b)	Form of Investment Sub-Advisory Agreement.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated February 25, 2005.

(9)(b)	Form of Appendix A to Custodian Agreement.

(11)	Opinion and Consent of Counsel.

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prospectus.

(13)(a)	Transfer Agency and Service Agreement, dated October 7, 2002.

(13)(b)	Form of Amendment to Schedule A to Transfer Agency and Service Agreement.

(14)	Consent of Independent Auditor.

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